UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21318

Name of Fund: BlackRock Corporate High Yield Fund, Inc. (HYT)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Corporate High Yield Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2017

Date of reporting period: 08/31/2017

Item 1 – Report to Stockholders

AUGUST 31, 2017

ANNUAL REPORT

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Income Trust, Inc. (BKT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also appears to be approaching the implementation of its plan to reduce the vast balance sheet reserves that provided liquidity to the global economy in the aftermath of the financial crisis in 2008. Also, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered reflationary expectations in the United States.

By contrast, the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus and balance sheet expansion despite nascent signs of sustained economic growth in both countries. The Eurozone also benefited from the relatively stable political environment, which is creating momentum for economic reform and pro-growth policies.

Financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Escalating tensions with North Korea and our nation’s divided politics are significant concerns. Nevertheless, benign credit conditions, modest inflation, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

However, the capacity for rapid global growth is restrained by structural factors, including an aging population in developed countries, low productivity growth, and excess savings. Cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion, also limit economic growth. Tempered economic growth and high valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.65%	16.23%
U.S. small cap equities (Russell 2000® Index)	2.04	14.91
International equities (MSCI Europe, Australasia, Far East Index)	12.14	17.64
Emerging market equities (MSCI Emerging Markets Index)	18.02	24.53
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.40	0.62
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.10	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.74	0.49
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.51	0.92
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.03	8.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	AUGUST 31, 2017	3

Trust Summary as of August 31, 2017	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poors Ratings Group (“S&P”), Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of August 31, 2017 ($14.10)[1]	5.53%
Current Monthly Distribution per Common Share[2]	$0.065
Current Annualized Distribution per Common Share[2]	$0.780
Economic Leverage as of August 31, 2017[3]	26%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$14.10	$14.33	(1.61)%	$14.34	$12.59
Net Asset Value	$14.96	$15.25	(1.90)%	$15.29	$13.99

Market Price and Net Asset Value History For the Past Five Years

4	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Core Bond Trust

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2017 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV[1,2]	3.88%	6.26%	6.55%
Trust at Market Price[1,2]	4.20	8.11	5.02
Reference Benchmark[3]	1.58	3.98	3.83
Bloomberg Barclays U.S. Long Government/Credit Index[4]	(1.08)	4.90	4.02
Bloomberg Barclays Intermediate Credit Index[5]	1.92	2.79	2.80
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index[6]	8.62	4.79	6.47
Bloomberg Barclays CMBS, Eligible for U.S. Aggregate[7]	0.63	3.06	2.97
Bloomberg Barclays MBS Index[8]	0.80	2.46	2.05
Bloomberg Barclays ABS Index[9]	1.36	1.83	1.41

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Long Government/Credit Index (40%); Bloomberg Barclays Intermediate Credit Index (24%); Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg Barclays CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg Barclays MBS Index (8%); and Bloomberg Barclays ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

[4]

This unmanaged index is the long component of the Bloomberg Barclays U.S. Government/Credit Index. This unmanaged index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

[5]

This unmanaged index is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

[6]

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

[7]	This unmanaged index is the CMBS component of the Bloomberg Barclays U.S. Aggregate Index.

[8]

This unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index. The unmanaged index is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

[9]	This unmanaged index is the asset-backed securities component of the Bloomberg Barclays U.S. Aggregate Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

Beginning with this reporting period, BHK is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The largest positive contributions to the Trust’s performance came from its holdings of high yield bonds, investment grade corporate bonds, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). Allocations to capital securities and non-agency residential mortgage-backed securities (“MBS”) also contributed positively.

•	The principal detractor from the Trust’s performance was its allocation to U.S. Treasuries.

Describe recent portfolio activity.

•

Over the reporting period, the Trust increased credit risk within MBS, CMBS and investment grade corporates. This proved beneficial to performance as spreads tightened over the period. From a sector perspective, the Trust’s allocation to global sovereign/supranational/agency issues and U.S. Treasuries was slightly reduced and rotated into investment grade corporate securities, high yield corporate bonds and agency collateralized mortgage obligations (“CMO”).

ANNUAL REPORT	AUGUST 31, 2017	5

BlackRock Core Bond Trust

Performance and Portfolio Management Commentary (concluded)

Describe portfolio positioning at period end.

•

At period end, the Trust maintained diversified exposure within non-government spread sectors, including investment grade corporates, high yield corporates, CMBS and ABS, as well as smaller allocations to non-agency residential MBS. The Trust also held exposure to government-related sectors such as U.S. Treasuries, agency debt and agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

Portfolio Composition	8/31/17	8/31/16
Corporate Bonds	50%	47%
U.S. Treasury Obligations	11	14
Preferred Securities	9	10
Asset-Backed Securities	8	8
Non-Agency Mortgage-Backed Securities	8	10
U.S. Government Sponsored Agency Securities	8	6
Municipal Bonds	2	2
Foreign Agency Obligations	2	2
Floating Rate Loan Interests	1	1
Options Purchased	1	—	[1]
Short-Term Securities	1	1
Options Written	(1)	(1)
Other	—	—	[1]

[1]	Representing less than 1% of the Trust’s total investments and Other may include Common Stocks and Options Purchased.

Credit Quality Allocation[2,3]	8/31/17	8/31/16
AAA/Aaa[4]	23%	24%
AA/Aa	6	4
A	16	14
BBB/Baa	28	22
BB/Ba	12	17
B	8	12
CCC/Caa	2	4
N/R	5	3

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Excludes Short-Term Securities, Options Purchased and Options Written.

[4]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

6	ANNUAL REPORT	AUGUST 31, 2017

Trust Summary as of August 31, 2017	BlackRock Corporate High Yield Fund, Inc.

Trust Overview

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information
Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2017 ($11.13)[1]	7.55%
Current Monthly Distribution per Common Share[2]	$0.07
Current Annualized Distribution per Common Share[2]	$0.84
Economic Leverage as of August 31, 2017[3]	30%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents bank borrowings as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$11.13	$10.88	2.30%	$11.36	$9.86
Net Asset Value	$12.22	$11.79	3.65%	$12.35	$11.48

Market Price and Net Asset Value History For the Past Five Years

ANNUAL REPORT	AUGUST 31, 2017	7

BlackRock Corporate High Yield Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2017 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV[1,2]	12.41%	5.68%	8.98%
Trust at Market Price[1,2]	10.94	6.31	5.88
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index[3]	8.62	4.79	6.47

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]

An unmanaged index (the “Reference Benchmark”) comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

Beginning with this reporting period, HYT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s performance based on NAV:

What factors influenced performance?

•

High yield corporate bonds and floating rate loan interests (bank loans) both benefited from the strong appetite for credit over much of the 12-month period. On a sector basis, the largest contributors over the annual period included the metals & mining, wireless, and banking sectors, while railroad, retail real estate investment trusts, and natural gas made more modest contributions. B-rated, BBB-rated, and CCC-rated names were the largest contributors, as the lower credit quality portions of both the high yield and bank loan markets drove the overall rally across the two asset classes. Finally, bank loans, high yield exchange traded funds (“ETFs”), high yield credit default swap indices (“CDX”), and total return swaps were substantial positive contributors to performance.

•

The largest detractors from performance included the Trust’s underweight to the oil field services and finance sectors. Security selection within CC- and C- names were slight detractors. Other detractors over the annual period were risk management portfolio strategies, in particular downside protection on the Russell 2000® and S&P 500® indices.

•

For liquidity purposes, the Trust utilizes high yield ETFs, index CDX, and swaps to express high yield index positions. Over the annual period ending August 31, 2017, these liquid positions were positive contributors to performance as the high yield market was up for the year. In addition, the Trust may occasionally utilize S&P 500® or Russell 2000® equity index futures or options as a means of obtaining equity exposure or reducing portfolio risk, since high yield, and lower-rated high yield in particular, has a high correlation to equity. The Trust used S&P 500® futures to manage its equity exposure over the annual period, and these positions slightly detracted as the S&P 500® produced positive returns.

Describe recent portfolio activity.

•

As the period progressed, the Trust moderately added risk as the broad leveraged finance markets displayed strength. Additionally, the Trust’s portfolio management made incremental changes on a sector-by-sector basis, most notably adding to technology names, while reducing exposure to energy and retail. Throughout the annual period, the Trust held allocations to bank loans, collateralized loan obligations, and preferred equity and equity-like securities in addition to its core high yield bond exposure. While the Trust’s broad credit positioning remained consistent over the annual period, the BBB-rated allocation was slightly trimmed in favor of CCC-rated names.

Describe portfolio positioning at period end.

•

At period end, the Trust held the majority of its portfolio in corporate bonds, although it held modest positions in other types of securities. Within high yield corporates, the Trust maintained its highest concentration in BB- and B-rated issuers. Importantly, the Trust held fewer positions in the highest-yielding segment of the lower-rated universe where downside risks are greater if volatility picks up or the credit cycle turns over. The Trust’s largest sector positions were within the technology, cable & satellite, and independent energy sectors. By contrast, the Trust avoided certain retailers and leisure issuers, where

8	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Corporate High Yield Fund, Inc.

Performance and Portfolio Management Commentary (concluded)
fundamentals continued to deteriorate. Within energy, the Trust favored higher quality issuers within the independent energy sector, while avoiding more cyclical names within oil field services. The Trust also remained focused on industries and companies with stable business profiles and consistent cash flow, while avoiding areas of the markets with longer-term concerns and/or deteriorating fundamental trends.

•

At period end, the Trust’s portfolio management maintained a bias toward issues and credits with strong cash-flow expectations, a specific potential catalyst and/or idiosyncratic issuer characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

Portfolio Composition	8/31/17		8/31/16
Corporate Bonds	82%		79%
Floating Rate Loan Interests	8		9
Preferred Securities	5		4
Asset-Backed Securities	3		2
Investment Companies	1		1
Common Stocks	1		4
Other	—	[1]	1

[1]

Representing less than 1% of the Trust’s total investments and Other may include Non-Agency Mortgage-Backed Securities, Warrants, Other Interests, Short-Term Securities, Options Purchased and Options Written.

Credit Quality Allocation[2,3]	8/31/17	8/31/16
A	1%	3%
BBB/Baa	7	10
BB/Ba	37	40
B	41	35
CCC/Caa	9	8
N/R	5	4

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Excludes Short-Term Securities, Options Purchased and Options Written.

ANNUAL REPORT	AUGUST 31, 2017	9

Trust Summary as of August 31, 2017	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of August 31, 2017 (6.31)[1]	5.04%
Current Monthly Distribution per Common Share[2]	$0.0265
Current Annualized Distribution per Common Share[2]	$0.3180
Economic Leverage as of August 31, 2017[3]	30%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$6.31	$6.60	(4.39)%	$6.61	$6.08
Net Asset Value	$6.74	$6.96	(3.16)%	$6.98	$6.65

Market Price and Net Asset Value History For the Past Five Years

10	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Income Trust, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2017 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV[1,2]	1.82%	3.00%	2.69%
Trust at Market Price[1,2]	0.53	5.03	2.16
Citigroup Mortgage Index[3]	0.81	2.46	2.04

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	This unmanaged index (the “Reference Benchmark”) includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

Beginning with this reporting period, BKT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The largest contributors to performance during the 12-month period were the Trust’s interest rate risk management strategies, utilizing U.S. Treasury futures held as short positions against the Trust’s long positions in agency mortgage-backed securities (“MBS”). This positioning benefited performance as rates moved higher. Other contributions to returns came from allocations to agency collateralized mortgage obligations (“CMOs”), 30-year agency pass-through positions, allocations to agency interest-only and principal-only bonds, and holdings in legacy (i.e., issued prior to 2008) non-agency residential MBS and commercial mortgage-backed securities (“CMBS”).

•	The largest detractors from performance were swap- and swaption-based strategies, and allocations to U.S. agency securities, although the negative effect on the Trust’s return from each was minimal.

•

The Trust held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to manage interest rate risk and/or take outright views on interest rates and/or credit risk positions in the portfolio. A short position in U.S. Treasury futures held as a strategy to MBS positions contributed strongly to performance into the post-election selloff in interest rates. The Trust also tactically allocated to mortgage derivatives to gain specific market exposure to collateral stories when relative value opportunities presented themselves. The Trust’s overall use of derivatives had a positive effect on performance during the period.

Describe recent portfolio activity.

•

The Trust decreased its exposure to agency pass-throughs during the period, while maintaining exposure to agency CMOs. The Trust’s allocation to legacy non-agency residential MBS was unchanged. Within CMBS, exposures were slightly reduced as the risk profile became less favorable in the wake of significant spread tightening. The Trust’s allocation to asset-backed securities remained minimal.

Describe portfolio positioning at period end.

•

At period end, the Trust’s portfolio management remained constructive regarding the agency mortgage sector. Portfolio management believes that many high quality mortgage cash flows appear attractive versus other sectors, especially given the fact that agency mortgages have broadly underperformed most credit sectors since November 2016. The Trust continued to favor less-prepayment-sensitive issues through overweight positions in high quality and well-structured agency CMOs, as well as specified pools where the attributes of the underlying borrower help to improve the overall risk profile. With spreads in most risk assets at their tightest levels since mid-2014, the Trust’s exposures to securitized assets such as legacy non-agency residential MBS and CMBS have remained minimal, as the Trust’s portfolio management has little conviction in the Trust holding spread assets purely for price appreciation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

ANNUAL REPORT	AUGUST 31, 2017	11

BlackRock Income Trust, Inc.

Overview of the Trust’s Total Investments

Portfolio Composition	8/31/17	8/31/16
U.S. Government Sponsored Agency Securities	113%	97%
U.S. Treasury Obligations	2	2
Short-Term Securities	2	1
Non-Agency Mortgage-Backed Securities	1	1
Asset-Backed Securities	— [1]	1
Borrowed Bonds[1]	—	—
TBA Sale Commitments	(18)	(2)

[1]	Representing less than 1% of the Trust’s total investments.

Credit Quality Allocation[2,3]	8/31/17	8/31/16
AAA/Aaa[4]	99%	99%
BBB	1	1

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Excludes Money Market Funds.

[4]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

12	ANNUAL REPORT	AUGUST 31, 2017

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obli-

gations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue debt up to 33 1/3% of their total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	13

Schedule of Investments August 31, 2017	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 10.9%
AIMCO CLO, Series 2014-AA, Class DR, (3 mo. LIBOR US + 3.250%), 4.56%, 7/20/26 (a)(b)	USD	795	$795,016
ALM VI Ltd., Series 2012-6A, Class B2RR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/26 (a)(b)		1,000	1,000,305
ALM XVI Ltd/ALM XVI LLC, Series 2015-16A, Class C2R, (3 mo. LIBOR US + 3.200%), 4.50%, 7/15/27 (a)(b)		2,080	2,061,913
Anchorage Capital CLO Ltd. (a)(b):
Series 2014-4A, Class CR, (3 mo. LIBOR US + 3.400%), 4.71%, 7/28/26		1,975	1,974,519
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.000%), 5.30%, 1/15/29		650	657,500
Apidos CLO XIX, Series 2014-19A, Class DR, (3 mo. LIBOR US + 3.400%), 4.70%, 10/17/26 (a)(b)		1,000	1,005,339
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.250%), 4.55%, 10/17/24 (a)(b)		1,000	1,002,911
Ares XXXII CLO Ltd., Series 2014-32A, Class CR, (3 mo. LIBOR US + 3.450%), 4.77%, 11/15/25 (a)(b)		1,250	1,250,128
Atlas Senior Loan Fund Ltd., (3 mo. LIBOR US + 3.900%), 5.10%, 11/30/28 (a)(b)		1,250	1,255,283
Babson CLO Ltd., Series 2013-IA, Class D, (3 mo. LIBOR US + 3.500%), 4.81%, 4/20/25 (a)(b)		1,500	1,506,041
Ballyrock CLO LLC, Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.650%), 4.96%, 10/20/26 (a)(b)		1,970	1,953,497
Battalion CLO VII Ltd., Series 2014-7A, Class C, (3 mo. LIBOR US + 3.900%), 5.20%, 10/17/26 (a)(b)		1,000	1,000,011
BlueMountain CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 3.200%), 4.50%, 10/15/26 (a)(b)		1,000	1,000,531
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.350%), 4.66%, 11/23/25 (a)(b)		3,000	3,005,354
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		2,210	2,296,680
CIFC Funding Ltd. (a)(b):
Series 2012-3A, Class B1R, (3 mo. LIBOR US + 4.000%), 5.31%, 1/29/25		2,500	2,510,769
Series 2014-4A, Class D, (3 mo. LIBOR US + 3.400%), 4.70%, 10/17/26		2,000	2,010,325
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, (1 mo. LIBOR US + 0.150%), 1.38%, 1/25/37 (a)		237	235,035
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		3,857	3,955,551

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
Dryden Senior Loan Fund (a)(b):
Series 2014-31A, Class DR, (3 mo. LIBOR US + 3.350%), 4.65%, 4/18/26	USD	1,250	$1,256,709
Series 2014-34A, Class CR, (3 mo. LIBOR US + 2.150%), 3.45%, 10/15/26		1,000	1,001,635
Series 2015-41A, Class A, (3 mo. LIBOR US + 1.500%), 2.80%, 1/15/28		2,550	2,557,653
Galaxy XIV CLO Ltd., Series 2012-14A, Class DR, (3 mo. LIBOR US + 4.300%), 5.62%, 11/15/26 (a)(b)		1,000	1,003,917
Galaxy XV CLO Ltd., Series 2013-15A, Class C, (3 mo. LIBOR US + 2.600%), 3.90%, 4/15/25 (a)(b)		1,000	1,000,453
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, (3 mo. LIBOR US + 3.500%), 4.81%, 10/29/26 (a)		1,000	1,001,667
Highbridge Loan Management Ltd., Series 5A-2015 (a)(b):
Class C1R, (3 mo. LIBOR US + 2.100%), 3.41%, 1/29/26		4,000	4,010,088
Class D1R, (3 mo. LIBOR US + 3.300%), 4.61%, 1/29/26		500	500,260
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.600%), 4.91%, 10/20/26 (a)(b)		3,750	3,749,290
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.200%), 3.52%, 1/27/26 (a)(b)		1,800	1,802,874
Nelnet Student Loan Trust, Series 2006-1, Class A5, (3 mo. LIBOR US + 0.110%), 1.42%, 8/23/27 (a)		670	667,824
Neuberger Berman CLO XV, Series 2013-15A, Class D, (3 mo. LIBOR US + 3.250%), 4.55%, 10/15/25 (a)(b)		1,000	997,613
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR, (3 mo. LIBOR US + 4.250%), 5.56%, 11/14/27 (a)(b)		2,250	2,267,485
Oaktree EIF II Ltd., Series 2015-B1A, Class C, (3 mo. LIBOR US + 3.100%), 4.42%, 2/15/26 (a)(b)		1,000	1,000,954
OCP CLO Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.470%), 5.78%, 11/22/25 (a)(b)		1,000	1,005,988
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, (3 mo. LIBOR US + 3.650%), 4.96%, 11/14/26 (a)(b)		2,000	2,010,482
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 7/18/25 (b)		5,000	5,009,181
OZLM Funding III Ltd., Series 2013-3A, Class BR, (3 mo. LIBOR US + 3.000%), 4.31%, 1/22/29 (a)(b)		1,500	1,517,871
OZLM VII Ltd., Series 2014-7A, Class CR, (3 mo. LIBOR US + 3.500%), 4.80%, 7/17/26 (a)(b)		950	954,589

Portfolio Abbreviations

AUD	Australian Dollar	GBP	British Pound	OTC	Over-the-Counter
CAD	Canadian Dollar	GO	General Obligation Bonds	PIK	Payment-In-Kind
CHF	Swiss Franc	ICE	Intercontinental Exchange	RB	Revenue Bonds
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	SEK	Swedish Krona
ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
EUR	Euro	NOK	Norwegian Krone
EURIBOR	Euro Interbank Offered Rate	NZD	New Zealand Dollar

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
OZLM VIII Ltd., Series 2014-8A, Class CR, (3 mo. LIBOR US + 3.400%), 4.70%, 10/17/26 (a)(b)	USD	1,750	$1,750,919
Regatta V Funding Ltd., Series 2014-1A, Class C, (3 mo. LIBOR US + 3.450%), 4.76%, 10/25/26 (a)(b)		2,000	1,999,526
Rockford Tower CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.250%), 4.62%, 4/15/29 (a)(b)		750	720,820
SLM Private Education Loan Trust (b):
Series 2012-A, Class A2, 3.83%, 1/17/45		542	550,784
Series 2014-A, Class B, 3.50%, 11/15/44		500	513,517
SMB Private Education Loan Trust, Series 2015-C, Class C, 4.50%, 9/17/46 (b)		5,900	6,056,650
Sound Point CLO IV Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.400%), 4.71%, 1/21/26 (a)(b)		700	700,326
Sound Point CLO VII Ltd., Series 2014-3A, Class D, (3 mo. LIBOR US + 3.600%), 4.91%, 1/23/27 (a)(b)		1,250	1,251,446
Sound Point CLO XIV Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 3.850%), 5.16%, 1/23/29 (a)(b)		1,550	1,565,382
Stewart Park CLO Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.450%), 4.75%, 4/15/26 (a)(b)		1,000	1,000,831
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 2/25/32		664	661,516
THL Credit Wind River CLO Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.350%), 4.66%, 1/22/27 (a)(b)		1,000	1,000,539
Voya CLO Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 6.850%), 8.15%, 10/18/27 (a)(b)		615	618,550
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22		2,360	2,414,639
York CLO-3 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.600%), 4.91%, 10/20/29 (a)(b)(c)		1,750	1,750,000
York CLO-4 Ltd., Series 2016-2A, Class D, (3 mo. LIBOR US + 4.100%), 5.41%, 1/20/30 (a)(b)		1,500	1,513,539

			87,862,225
Interest Only Asset-Backed Securities — 0.0%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)(c)		2,779	166,761
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (b)(c)		3,477	153,177

			319,938
Total Asset-Backed Securities — 10.9%			88,182,163

Corporate Bonds
Aerospace & Defense — 1.1%
Arconic, Inc.:
5.40%, 4/15/21		340	364,650
5.13%, 10/01/24		605	641,300
5.90%, 2/01/27		70	76,300
6.75%, 1/15/28		54	61,560
5.95%, 2/01/37		30	31,419

Corporate Bonds	Par (000)		Value
Aerospace & Defense (continued)
Bombardier, Inc. (b):
8.75%, 12/01/21	USD	564	$640,665
6.00%, 10/15/22		115	116,725
6.13%, 1/15/23		380	389,857
7.50%, 3/15/25		314	334,214
Eaton Corp., 4.15%, 11/02/42		500	516,053
KLX, Inc., 5.88%, 12/01/22 (b)		791	829,561
Koppers, Inc., 6.00%, 2/15/25 (b)		151	160,060
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		60	60,900
Lockheed Martin Corp., 4.70%, 5/15/46		1,250	1,417,721
Moog, Inc., 5.25%, 12/01/22 (b)		180	186,750
TransDigm, Inc.:
5.50%, 10/15/20		211	214,228
6.00%, 7/15/22		635	657,225
6.50%, 7/15/24		191	198,401
6.50%, 5/15/25		132	135,960
6.38%, 6/15/26		26	26,748
United Technologies Corp., 6.13%, 7/15/38		1,450	1,875,263

			8,935,560
Air Freight & Logistics — 0.3%
FedEx Corp., 4.75%, 11/15/45		1,250	1,355,162
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	100	123,780
6.50%, 6/15/22 (b)	USD	535	562,873

			2,041,815
Airlines — 2.1%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 9/15/24 (b)		1,786	1,781,916
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 7/15/24 (d)		3,437	3,684,013
Series 2015-2, Class A, 4.00%, 3/22/29		1,429	1,491,449
Series 2015-2, Class AA, 3.60%, 3/22/29		1,429	1,480,438
Series 2017-1, Class B, 4.95%, 8/15/26		1,925	2,009,315
Continental Airlines Pass-Through Trust:
Series 2010-1, Class B, 6.00%, 7/12/20		331	340,502
Series 2012-3, Class C, 6.13%, 4/29/18		150	153,143
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 2/15/27		3,409	3,630,896
Series 2014-2, Class B, 4.63%, 3/03/24		2,358	2,435,123

			17,006,795
Auto Components — 0.4%
Allison Transmission, Inc., 5.00%, 10/01/24 (b)		19	19,570
Delphi Automotive PLC, 4.40%, 10/01/46		465	473,287
Faurecia, 3.63%, 6/15/23	EUR	100	125,531
FTE Verwaltungs GmbH, 9.00%, 7/15/20		100	123,597
Gestamp Funding Luxembourg SA, 3.50%, 5/15/23		100	124,527
HP Pelzer Holding GmbH, 4.13%, 4/01/24		100	122,170
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19	USD	367	370,670
6.25%, 2/01/22		350	360,937
6.75%, 2/01/24		252	265,306

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	15

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds	Par (000)		Value
Auto Components (continued)
IHO Verwaltungs GmbH (e):
(2.75% Cash or 3.50% PIK), 2.75%, 9/15/21	EUR	100	$122,081
(3.25% Cash or 4.00% PIK), 3.25%, 9/15/23		100	123,039
(4.13% Cash or 4.88% PIK), 4.13%, 9/15/21 (b)	USD	200	202,750
(4.50% Cash or 5.25% PIK), 4.50%, 9/15/23 (b)		205	208,587
Tesla, Inc., 5.30%, 8/15/25 (b)		242	238,660
ZF North America Capital, Inc., 4.75%, 4/29/25 (b)		150	157,313

			3,038,025
Automobiles — 0.9%
Ford Motor Co., 4.75%, 1/15/43 (d)		4,255	4,108,185
General Motors Co., 6.25%, 10/02/43		2,506	2,812,738

			6,920,923
Banks — 1.7%
Allied Irish Banks PLC, (5 year EUR Swap + 3.950%), 4.13%, 11/26/25 (f)		100	127,527
Banco Popolare, 2.75%, 7/27/20		100	124,214
Bankia SA, (5 year EUR Swap + 3.166%), 4.00%, 5/22/24 (f)		100	123,878
Barclays PLC, 3.65%, 3/16/25		4,320	4,347,929
CaixaBank SA, (5 year EUR Swap + 3.350%), 3.50%, 2/15/27 (f)	EUR	100	126,307
CIT Group, Inc.:
5.50%, 2/15/19 (b)	USD	69	72,191
5.00%, 8/15/22		410	443,784
5.00%, 8/01/23		395	429,069
Cooperatieve Rabobank UA, 3.95%, 11/09/22		1,500	1,580,908
HSBC Holdings PLC, 6.10%, 1/14/42		610	815,856
Santander Holdings USA, Inc., 4.50%, 7/17/25		2,000	2,092,570
Santander UK Group Holdings PLC, 2.88%, 8/05/21		1,250	1,259,665
Wells Fargo & Co., 3.90%, 5/01/45 (d)		2,250	2,278,907

			13,822,805
Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/01/46 (d)		4,600	5,244,088
Biotechnology — 0.4%
Amgen, Inc., 4.40%, 5/01/45 (d)		2,250	2,349,271
Gilead Sciences, Inc., 4.80%, 4/01/44		1,000	1,112,379
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	100	122,676

			3,584,326
Building Materials — 0.0%
Titan Global Finance PLC, 3.50%, 6/17/21		100	127,693
Building Products — 0.2%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (b)	USD	127	133,509
Building Materials Corp. of America (b):
5.38%, 11/15/24		29	30,305
6.00%, 10/15/25		200	215,000
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		320	332,000
Masonite International Corp., 5.63%, 3/15/23 (b)		200	208,500
Ply Gem Industries, Inc., 6.50%, 2/01/22		147	153,247
Standard Industries, Inc., 5.50%, 2/15/23 (b)		100	105,375

Corporate Bonds	Par (000)		Value
Building Products (continued)
USG Corp. (b):
5.50%, 3/01/25	USD	49	$52,063
4.88%, 6/01/27		273	279,825

			1,509,824
Capital Markets — 2.7%
Blackstone CQP Holdco LP (b):
6.50%, 3/20/21		1,375	1,417,309
6.00%, 8/18/21		224	223,737
CDP Financial, Inc., 5.60%, 11/25/39 (b)(d)		5,890	7,753,044
Goldman Sachs Group, Inc., 3.75%, 5/22/25 (d)		8,965	9,247,983
LPL Holdings, Inc., 5.75%, 9/15/25 (b)		41	42,947
Morgan Stanley:
4.00%, 7/23/25		905	955,155
3.13%, 7/27/26		2,000	1,973,945
Raymond James Financial, Inc., 4.95%, 7/15/46		400	440,139

			22,054,259
Chemicals — 1.0%
Air Liquide Finance SA, 3.50%, 9/27/46 (b)		360	348,882
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 2/01/25 (b)		600	616,500
Axalta Coating Systems LLC, 4.88%, 8/15/24 (b)		161	164,623
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		133	161,263
10.00%, 10/15/25		149	183,643
CF Industries, Inc.:
7.13%, 5/01/20		80	88,200
5.15%, 3/15/34		60	56,700
4.95%, 6/01/43		84	72,870
Chemours Co.:
6.63%, 5/15/23		182	193,148
7.00%, 5/15/25		44	48,510
5.38%, 5/15/27		299	311,707
Hexion, Inc., 10.38%, 2/01/22 (b)		122	118,950
Huntsman International LLC, 4.88%, 11/15/20		499	523,326
Ineos Finance PLC, 4.00%, 5/01/23	EUR	100	123,207
Inovyn Finance PLC, 6.25%, 5/15/21		80	99,284
Methanex Corp., 3.25%, 12/15/19	USD	1,650	1,662,531
Momentive Performance Materials, Inc., 3.88%, 10/24/21		735	736,837
NOVA Chemicals Corp. (b):
4.88%, 6/01/24		183	183,000
5.25%, 6/01/27		213	212,467
Platform Specialty Products Corp. (b):
10.38%, 5/01/21		37	40,561
6.50%, 2/01/22		1,098	1,139,175
PQ Corp., 6.75%, 11/15/22 (b)		251	271,707
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	100	124,997
Tronox Finance LLC:
6.38%, 8/15/20	USD	101	102,641
7.50%, 3/15/22 (b)		43	45,043
Venator Finance Sarl/Venator Materials LLC, 5.75%, 7/15/25 (b)		100	102,500
Versum Materials, Inc., 5.50%, 9/30/24 (b)		81	85,253
WR Grace & Co-Conn (b):
5.13%, 10/01/21		187	203,362
5.63%, 10/01/24		80	86,800

			8,107,687
Commercial Services & Supplies — 0.8%
ADT Corp.:
6.25%, 10/15/21		80	86,964
3.50%, 7/15/22		129	128,587

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (continued)
ADT Corp. (continued):
4.13%, 6/15/23	USD	264	$267,300
4.88%, 7/15/32 (b)		371	343,639
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (b)		151	157,040
Aviation Capital Group Corp. (b):
4.63%, 1/31/18		1,300	1,314,184
7.13%, 10/15/20		1,800	2,048,373
Booz Allen Hamilton, Inc., 5.13%, 5/01/25 (b)		283	283,255
CD&R Waterworks Merger Sub LLC, 6.13%, 8/15/25 (b)		245	249,900
Covanta Holding Corp., 5.88%, 7/01/25		91	90,317
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 7/15/23 (b)		115	112,700
Harland Clarke Holdings Corp., 8.38%, 8/15/22 (b)		190	203,062
Iron Mountain, Inc., 6.00%, 8/15/23		80	84,900
KAR Auction Services, Inc., 5.13%, 6/01/25 (b)		368	380,586
Mobile Mini, Inc., 5.88%, 7/01/24		343	355,005
Paprec Holding SA, 5.25%, 4/01/22	EUR	100	124,402
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (b)	USD	162	168,885
Ritchie Bros Auctioneers, Inc., 5.38%, 1/15/25 (b)		226	235,040
United Rentals North America, Inc.:
7.63%, 4/15/22		6	6,258
5.75%, 11/15/24		60	64,218
5.88%, 9/15/26		95	103,407

			6,808,022
Communications Equipment — 0.3%
CommScope Technologies LLC, 5.00%, 3/15/27 (b)		252	251,131
CommScope, Inc., 5.00%, 6/15/21 (b)		250	256,562
Nokia OYJ:
3.38%, 6/12/22		72	72,720
4.38%, 6/12/27		101	103,746
6.63%, 5/15/39		135	155,250
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		776	821,357
6.38%, 5/15/25		108	116,067
5.75%, 1/15/27 (b)		441	468,002

			2,244,835
Construction & Engineering — 0.7%
AECOM, 5.13%, 3/15/27		33	33,578
BlueLine Rental Finance Corp., 9.25%, 3/15/24 (b)		773	844,039
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25 (b)		276	297,390
Engility Corp., 8.88%, 9/01/24		176	192,060
ITR Concession Co. LLC, 4.20%, 7/15/25 (b)		4,000	4,044,423
SPIE SA, 3.13%, 3/22/24	EUR	100	123,866
Tutor Perini Corp., 6.88%, 5/01/25 (b)	USD	94	101,050
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 8/15/25 (b)		81	78,570

			5,714,976
Construction Materials — 0.2%
American Tire Distributors, Inc., 10.25%, 3/01/22 (b)		262	270,515
H&E Equipment Services, Inc., 5.63%, 9/01/25 (b)		46	47,495
HD Supply, Inc., 5.75%, 4/15/24 (b)		575	616,688

Corporate Bonds	Par (000)		Value
Construction Materials (continued)
New Enterprise Stone & Lime Co., Inc., 10.13%, 4/01/22 (b)	USD	108	$116,640
PulteGroup, Inc.:
5.50%, 3/01/26		76	81,700
6.00%, 2/15/35		27	27,675
Rexel SA, 3.50%, 6/15/23	EUR	100	125,384

			1,286,097
Consumer Discretionary — 0.0%
Arch Merger Sub, Inc., 8.50%, 9/15/25 (b)	USD	165	159,844
Nielsen Co. Luxembourg SARL, 5.00%, 2/01/25 (b)		117	120,802
ServiceMaster Co. LLC, 5.13%, 11/15/24 (b)		82	84,255

			364,901
Consumer Finance — 1.9%
Ally Financial, Inc.:
6.25%, 12/01/17		320	323,200
4.63%, 3/30/25		190	198,075
8.00%, 11/01/31		1,011	1,301,662
Capital One Financial Corp., 4.75%, 7/15/21 (d)		1,935	2,100,970
CDK Global, Inc., 4.88%, 6/01/27 (b)		271	275,065
Corivas Campus Living USG LLC, 5.30%, 7/01/50 (c)		5,700	5,845,787
Ford Motor Credit Co. LLC:
8.13%, 1/15/20		1,530	1,730,121
4.25%, 9/20/22		1,600	1,692,354
IHS Markit Ltd., 4.75%, 2/15/25 (b)		156	166,140
Navient Corp.:
5.00%, 10/26/20		180	184,725
6.63%, 7/26/21		165	175,931
6.50%, 6/15/22		34	35,913
5.50%, 1/25/23		280	282,800
7.25%, 9/25/23		173	187,636
6.13%, 3/25/24		21	21,420
5.88%, 10/25/24		56	56,588
6.75%, 6/25/25		112	115,360
5.63%, 8/01/33		101	84,587
OneMain Financial Holdings LLC (b):
6.75%, 12/15/19		101	105,419
7.25%, 12/15/21		100	104,875
Springleaf Finance Corp., 6.13%, 5/15/22		50	52,375

			15,041,003
Containers & Packaging — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (b)		200	205,350
4.25%, 9/15/22 (b)		200	205,000
4.63%, 5/15/23 (b)		271	278,453
2.75%, 3/15/24	EUR	100	122,021
6.75%, 5/15/24		100	133,330
7.25%, 5/15/24 (b)	USD	1,475	1,627,072
6.00%, 2/15/25 (b)		202	215,130
4.75%, 7/15/27	GBP	100	130,773
Ball Corp., 5.00%, 3/15/22	USD	141	150,870
BWAY Holding Co., 5.50%, 4/15/24 (b)		591	616,856
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		75	75,375
Horizon Holdings I SASU, 7.25%, 8/01/23	EUR	100	127,378
JH-Holding Finance SA, (8.25% PIK), 8.25%, 12/01/22 (e)		100	130,301
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20	USD	194	197,616

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	17

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds	Par (000)		Value
Containers & Packaging (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (continued):
6.88%, 2/15/21	USD	305	$312,620
(3 mo. LIBOR US + 3.500%), 4.80%, 7/15/21 (a)(b)		374	381,013
5.13%, 7/15/23 (b)		161	167,793
7.00%, 7/15/24 (b)		851	911,634
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	100	125,680
Sealed Air Corp., 4.88%, 12/01/22 (b)	USD	465	489,413
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (b)		498	514,185
Silgan Holdings, Inc., 3.25%, 3/15/25	EUR	100	122,468
Verallia Packaging SASU, 5.13%, 8/01/22		100	126,104

			7,366,435
Diversified Consumer Services — 0.3%
APX Group, Inc.:
6.38%, 12/01/19	USD	21	21,470
8.75%, 12/01/20		157	161,710
7.88%, 12/01/22		121	131,285
Ascend Learning LLC, 6.88%, 8/01/25 (b)		164	170,560
GW Honos Security Corp., 8.75%, 5/15/25 (b)		58	61,928
Laureate Education, Inc., 8.25%, 5/01/25 (b)		210	228,375
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (b)		1,588	1,754,740
Sotheby’s, 5.25%, 10/01/22 (b)		128	131,360

			2,661,428
Diversified Financial Services — 3.8%
Aircastle Ltd., 6.25%, 12/01/19		353	380,357
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25 (b)		42	39,900
Bank of America Corp.:
5.63%, 7/01/20		2,200	2,408,958
3.25%, 10/21/27		5,500	5,420,848
FBM Finance, Inc., 8.25%, 8/15/21 (b)		185	197,488
FMR LLC, 4.95%, 2/01/33 (b)(d)		2,300	2,623,647
General Electric Co., 6.15%, 8/07/37 (d)		2,150	2,861,688
General Motors Financial Co., Inc., 4.25%, 5/15/23		807	841,162
IntercontinentalExchange Group, Inc., 4.00%, 10/15/23		470	506,518
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (b)		3,151	3,224,946
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		595	612,850
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 8/15/24 (e)	EUR	100	120,193
Mercury Bondco PLC, (8.25% Cash or 9.00% PIK), 8.25%, 5/30/21 (e)		100	124,997
Moody’s Corp., 4.50%, 9/01/22 (d)	USD	1,800	1,955,148
Northern Trust Corp., 3.95%, 10/30/25		8,000	8,585,393
SPARC EM SPC Panama Metro Line 2 SP, 0.00%, 12/05/22 (b)(h)		280	253,540
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/01/25 (b)		147	150,308
UniCredit SpA, (5 year EUR Swap + 4.100%), 5.75%, 10/28/25 (f)	EUR	107	141,332

			30,449,273
Diversified Telecommunication Services — 3.5%
AT&T, Inc. (d):
6.38%, 3/01/41	USD	520	617,515
5.15%, 3/15/42		2,400	2,450,291
4.75%, 5/15/46		2,710	2,597,457

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (continued)
CenturyLink, Inc.:
Series P, 7.60%, 9/15/39	USD	7	$6,178
Series S, 6.45%, 6/15/21		437	457,211
Series T, 5.80%, 3/15/22		172	170,925
Series U, 7.65%, 3/15/42		138	121,440
Series W, 6.75%, 12/01/23		185	188,931
Cincinnati Bell, Inc., 7.00%, 7/15/24 (b)		307	303,930
Frontier Communications Corp.:
8.13%, 10/01/18		195	199,631
7.13%, 3/15/19		220	218,625
7.13%, 1/15/23		27	21,195
7.63%, 4/15/24		115	90,850
6.88%, 1/15/25		915	695,400
Level 3 Financing, Inc.:
5.38%, 8/15/22		127	130,658
5.63%, 2/01/23		149	153,470
5.13%, 5/01/23		95	96,544
5.38%, 1/15/24		114	116,531
5.38%, 5/01/25		123	126,383
5.25%, 3/15/26		591	604,297
OTE PLC, 3.50%, 7/09/20	EUR	100	124,993
Qwest Corp., 6.75%, 12/01/21	USD	90	98,746
SoftBank Group Corp., (5 year USD ICE Swap + 4.854%), 6.88% (f)(g)		200	205,800
Telecom Italia Capital SA:
6.38%, 11/15/33		134	153,095
6.00%, 9/30/34		390	430,950
7.20%, 7/18/36		202	251,490
7.72%, 6/04/38		48	61,670
Telecom Italia SpA:
1.13%, 3/26/22 (i)	EUR	100	118,807
3.63%, 1/19/24		200	266,485
Verizon Communications, Inc. (d):
6.40%, 2/15/38	USD	6,879	8,432,891
6.55%, 9/15/43		6,751	8,454,024

			27,966,413
Electric Utilities — 6.0%
AES Corp.:
4.88%, 5/15/23		190	194,275
5.13%, 9/01/27		70	71,225
Berkshire Hathaway Energy Co., 6.50%, 9/15/37 (d)		5,515	7,519,170
Black Hills Corp., 3.15%, 1/15/27		405	400,999
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	533,039
CMS Energy Corp., 5.05%, 3/15/22 (d)		1,832	2,031,398
Duke Energy Carolinas LLC:
6.10%, 6/01/37		640	843,917
6.00%, 1/15/38		1,675	2,238,672
4.25%, 12/15/41		750	819,600
Duke Energy Florida LLC, 6.40%, 6/15/38		770	1,071,424
E.ON International Finance BV, 6.65%, 4/30/38 (b)		3,100	4,043,873
Electricite de France SA, 5.60%, 1/27/40 (b)(d)		2,800	3,325,296
Enel Finance International NV, 3.63%, 5/25/27 (b)		1,250	1,265,503
Florida Power Corp., 6.35%, 9/15/37 (d)		2,775	3,858,687
Jersey Central Power & Light Co., 7.35%, 2/01/19		490	524,332
Ohio Power Co., Series D, 6.60%, 3/01/33 (d)		3,000	3,903,712
PacifiCorp, 6.25%, 10/15/37 (d)		1,225	1,658,658
Public Service Co. of Colorado, Series 17, 6.25%, 9/01/37 (d)		2,550	3,483,208

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds	Par (000)		Value
Electric Utilities (continued)
Southern California Edison Co.:
5.63%, 2/01/36 (d)	USD	1,300	$1,649,214
Series A, 5.95%, 2/01/38		2,175	2,867,693
Southern Co., 4.40%, 7/01/46		1,000	1,035,316
Talen Energy Supply LLC, 6.50%, 6/01/25		57	41,610
Virginia Electric & Power Co., Series A, 6.00%, 5/15/37		3,920	5,155,259

			48,536,080
Electrical Equipment — 0.0%
Anixter, Inc., 5.63%, 5/01/19		35	36,706
Areva SA, 4.88%, 9/23/24	EUR	50	66,132
Trionista TopCo GmbH, 6.88%, 4/30/21		110	136,226

			239,064
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23	USD	134	139,528
5.50%, 12/01/24		350	383,687
5.00%, 9/01/25		72	75,060
SESI LLC, 7.75%, 9/15/24 (b)		140	141,400

			739,675
Energy Equipment & Services — 0.7%
Ensco PLC:
4.50%, 10/01/24		102	74,460
5.20%, 3/15/25		25	18,625
Enterprise Products Operating LLC, 6.13%, 10/15/39 (d)		1,400	1,743,973
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	100	121,366
6.00%, 7/15/22 (b)	USD	520	532,896
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		142	142,000
GrafTech International Ltd., 6.38%, 11/15/20		600	556,500
Halliburton Co., 5.00%, 11/15/45		500	541,792
Noble Holding International Ltd., 4.63%, 3/01/21		8	6,820
Pattern Energy Group, Inc., 5.88%, 2/01/24 (b)		148	155,030
Pioneer Energy Services Corp., 6.13%, 3/15/22		185	147,075
Precision Drilling Corp.:
6.50%, 12/15/21		70	67,900
5.25%, 11/15/24		90	78,525
Transocean, Inc.:
6.00%, 3/15/18		35	35,656
5.80%, 10/15/22		331	313,623
9.00%, 7/15/23 (b)		426	452,625
6.80%, 3/15/38		47	35,955
Trinidad Drilling Ltd., 6.63%, 2/15/25 (b)		243	224,775
Weatherford International Ltd.:
7.75%, 6/15/21		185	185,000
8.25%, 6/15/23		55	53,900
9.88%, 2/15/24 (b)		106	108,385

			5,596,881
Environmental, Maintenance, & Security Service — 0.1%
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	100	119,531
Tervita Escrow Corp., 7.63%, 12/01/21 (b)	USD	276	277,380

			396,911
Food & Staples Retailing — 0.6%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24		124	118,358
5.75%, 3/15/25		68	61,285

Corporate Bonds	Par (000)		Value
Food & Staples Retailing (continued)
Casino Guichard Perrachon SA:
5.98%, 5/26/21	EUR	100	$140,130
4.56%, 1/25/23		100	134,399
CVS Health Corp., 5.13%, 7/20/45	USD	2,000	2,306,154
Dollar Tree, Inc., 5.75%, 3/01/23		784	827,120
Rite Aid Corp.:
6.75%, 6/15/21		59	61,065
6.13%, 4/01/23 (b)		161	157,981
7.70%, 2/15/27		73	70,080
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		1,000	1,077,397

			4,953,969
Food Products — 0.3%
Acosta, Inc., 7.75%, 10/01/22 (b)		150	112,125
Aramark Services, Inc., 4.75%, 6/01/26		151	158,218
B&G Foods, Inc., 5.25%, 4/01/25		121	124,328
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (b)		267	290,362
JBS USA LLC/JBS USA Finance, Inc. (b):
5.88%, 7/15/24		122	123,525
5.75%, 6/15/25		503	504,257
Post Holdings, Inc. (b):
5.50%, 3/01/25		333	346,320
5.00%, 8/15/26		126	126,000
5.75%, 3/01/27		285	294,975
WhiteWave Foods Co., 5.38%, 10/01/22		119	134,457

			2,214,567
Health Care Equipment & Supplies — 0.4%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (b)		704	689,920
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		596	566,379
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		160	160,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (b):
5.75%, 8/01/22		12	11,820
5.63%, 10/15/23		154	147,455
5.50%, 4/15/25		308	287,210
Medtronic, Inc., 4.50%, 3/15/42		750	848,667
Teleflex, Inc., 5.25%, 6/15/24		170	178,500

			2,889,951
Health Care Providers & Services — 1.7%
Acadia Healthcare Co., Inc.:
5.63%, 2/15/23		194	202,245
6.50%, 3/01/24		258	277,350
Aetna, Inc., 4.50%, 5/15/42		575	636,028
Alere, Inc., 6.38%, 7/01/23 (b)		114	121,980
Amsurg Corp., 5.63%, 7/15/22		553	575,120
Centene Corp.:
5.63%, 2/15/21		401	417,040
6.13%, 2/15/24		51	54,889
4.75%, 1/15/25		350	361,375
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		98	97,142
7.13%, 7/15/20		250	235,156
5.13%, 8/01/21		151	151,189
6.88%, 2/01/22		76	62,985
6.25%, 3/31/23		474	477,555
DaVita, Inc., 5.13%, 7/15/24		277	282,713
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 5/15/22 (b)(e)		177	182,974

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	19

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (continued)
Envision Healthcare Corp. (b):
5.13%, 7/01/22	USD	365	$379,144
6.25%, 12/01/24		193	207,957
HCA, Inc.:
6.50%, 2/15/20		916	997,506
4.75%, 5/01/23		562	592,798
5.00%, 3/15/24		315	334,687
5.38%, 2/01/25		868	915,740
5.25%, 4/15/25		256	276,160
5.88%, 2/15/26		339	365,696
5.25%, 6/15/26		381	410,051
4.50%, 2/15/27		380	385,225
5.50%, 6/15/47		585	604,744
HealthSouth Corp., 5.75%, 11/01/24		26	26,780
Hologic, Inc., 5.25%, 7/15/22 (b)		360	379,008
MEDNAX, Inc., 5.25%, 12/01/23 (b)		134	138,690
Molina Healthcare, Inc., 4.88%, 6/15/25 (b)		71	69,758
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (b)		551	590,947
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (b)		189	200,576
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (b)		95	97,850
Surgery Center Holdings, Inc. (b):
8.88%, 4/15/21		98	100,695
6.75%, 7/01/25		183	172,706
Tenet Healthcare Corp.:
6.00%, 10/01/20		324	344,960
7.50%, 1/01/22 (b)		100	107,750
8.13%, 4/01/22		905	950,250
6.75%, 6/15/23		258	255,962
4.63%, 7/15/24 (b)		126	125,975
THC Escrow Corp. III (b):
5.13%, 5/01/25		424	426,629
7.00%, 8/01/25		252	246,882
Vizient, Inc., 10.38%, 3/01/24 (b)		50	57,500
WellCare Health Plans, Inc., 5.25%, 4/01/25		58	60,755

			13,959,122
Health Care Technology — 0.0%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/01/25 (b)		160	164,600
Quintiles IMS, Inc., 3.25%, 3/15/25 (b)	EUR	100	122,440

			287,040
Hotels, Restaurants & Leisure — 2.8%
Burger King France SAS, (3 mo. Euribor + 5.250%), 5.25%, 5/01/23 (a)		100	123,027
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20	USD	1,346	1,379,650
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21	EUR	100	122,162
CPUK Finance Ltd., 4.25%, 2/28/47	GBP	100	131,101
ESH Hospitality, Inc., 5.25%, 5/01/25 (b)	USD	88	90,640
GLP Capital LP/GLP Financing II, Inc., 5.38%, 4/15/26		64	69,440
International Game Technology PLC, 4.75%, 2/15/23	EUR	100	131,532
Jacobs Entertainment, Inc., 7.88%, 2/01/24 (b)	USD	60	64,650
McDonald’s Corp., 3.70%, 1/30/26		510	536,861
Melco Resorts Finance Ltd., 4.88%, 6/06/25 (b)		250	250,996

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
MGM Resorts International:
5.25%, 3/31/20	USD	97	$102,335
6.75%, 10/01/20		176	195,360
6.63%, 12/15/21		878	985,555
7.75%, 3/15/22		42	49,140
4.63%, 9/01/26		86	87,504
New Red Finance, Inc. (b):
6.00%, 4/01/22		284	293,372
4.25%, 5/15/24		171	173,138
5.00%, 10/15/25		621	637,301
Sabre GLBL, Inc. (b):
5.38%, 4/15/23		62	63,783
5.25%, 11/15/23		133	136,325
Scientific Games International, Inc.:
7.00%, 1/01/22 (b)		819	874,282
10.00%, 12/01/22		819	911,137
Six Flags Entertainment Corp. (b):
4.88%, 7/31/24		474	478,171
5.50%, 4/15/27		137	140,083
Station Casinos LLC, 7.50%, 3/01/21		285	295,687
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	2,126	2,978,928
Series A4, 5.66%, 6/30/27		1,058	1,532,555
Series M, 7.40%, 3/28/24		3,000	4,452,380
Series N, 6.46%, 3/30/32		2,390	3,020,495
Vue International Bidco PLC, 7.88%, 7/15/20		100	132,146
Wyndham Worldwide Corp., 4.15%, 4/01/24	USD	2,000	2,038,024
Yum! Brands, Inc., 3.88%, 11/01/23		27	26,798

			22,504,558
Household Durables — 0.5%
AV Homes, Inc., 6.63%, 5/15/22		53	54,789
Brookfield Residential Properties, Inc., 6.38%, 5/15/25 (b)		47	49,233
CalAtlantic Group, Inc.:
1.63%, 5/15/18 (i)		107	123,986
8.38%, 1/15/21		53	61,745
5.38%, 10/01/22		2	2,165
5.25%, 6/01/26		18	18,540
Century Communities, Inc., 6.88%, 5/15/22		460	485,300
K Hovnanian Enterprises, Inc. (b):
10.00%, 7/15/22		59	60,475
10.50%, 7/15/24		64	66,880
Lennar Corp.:
4.13%, 1/15/22		77	79,310
4.75%, 11/15/22		32	33,440
4.88%, 12/15/23		85	89,887
4.75%, 5/30/25		180	188,100
Mattamy Group Corp., 6.88%, 12/15/23 (b)		70	71,225
Meritage Homes Corp., 5.13%, 6/06/27 (b)		71	70,734
Newell Brands, Inc., 4.20%, 4/01/26		1,000	1,066,082
PulteGroup, Inc., 6.38%, 5/15/33		256	272,640
Tempur Sealy International, Inc.:
5.63%, 10/15/23		84	87,465
5.50%, 6/15/26		375	387,056
TRI Pointe Group, Inc.:
4.38%, 6/15/19		10	10,200
4.88%, 7/01/21		73	76,285
5.88%, 6/15/24		177	188,062
5.25%, 6/01/27		122	123,525
William Lyon Homes, Inc., 5.88%, 1/31/25		66	67,815

			3,734,939
Household Products — 0.1%
ACCO Brands Corp., 5.25%, 12/15/24 (b)		59	60,770
Prestige Brands, Inc., 6.38%, 3/01/24 (b)		154	164,395

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds	Par (000)		Value
Household Products (continued)
Spectrum Brands, Inc.:
6.63%, 11/15/22	USD	170	$176,587
4.00%, 10/01/26	EUR	100	123,807

			525,559
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp. (b):
6.00%, 1/15/22	USD	69	71,156
5.88%, 1/15/24		84	86,205
5.25%, 6/01/26		31	30,380
Dynegy, Inc.:
7.38%, 11/01/22		155	160,425
8.13%, 1/30/26 (b)		115	118,737
NRG Energy, Inc.:
7.88%, 5/15/21		32	33,040
6.63%, 3/15/23		25	25,875
6.25%, 5/01/24		82	84,870
6.63%, 1/15/27		700	735,000
NRG Yield Operating LLC, 5.38%, 8/15/24		75	78,375
QEP Resources, Inc., 5.38%, 10/01/22		69	66,413
TerraForm Power Operating LLC, 6.38%, 2/01/23 (b)(j)		126	130,410

			1,620,886
Industrial Conglomerates — 0.6%
General Electric Co.:
6.75%, 3/15/32 (d)		2,500	3,500,163
6.88%, 1/10/39		135	196,810
Smiths Group PLC, 3.63%, 10/12/22 (b)		360	370,091
Vertiv Group Corp., 9.25%, 10/15/24 (b)		315	350,438

			4,417,502
Insurance — 2.5%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,527,779
American International Group, Inc., 3.75%, 7/10/25 (d)		3,380	3,511,203
Aon PLC:
3.88%, 12/15/25		1,445	1,538,589
4.60%, 6/14/44		500	540,700
Ardonagh Midco 3 PLC, 8.63%, 7/15/23 (b)		200	200,900
Assicurazioni Generali SpA, (3 mo. Euribor + 7.113%), 7.75%, 12/12/42 (f)	EUR	100	150,294
AssuredPartners, Inc., 7.00%, 8/15/25 (b)	USD	76	76,562
AXA SA, (3 mo. Euribor + 3.050%), 5.25%, 4/16/40 (f)	EUR	500	668,436
Five Corners Funding Trust, 4.42%, 11/15/23 (b)(d)	USD	2,050	2,238,376
Groupama SA, 6.00%, 1/23/27	EUR	100	146,425
Hartford Financial Services Group, Inc., 5.13%, 4/15/22	USD	1,860	2,077,586
HUB International Ltd., 7.88%, 10/01/21 (b)		607	631,098
Liberty Mutual Group, Inc., 6.50%, 5/01/42 (b)(d)		2,000	2,630,939
Muenchener Rueckversicherungs AG, (3 mo. Euribor + 3.50%), 6.00%, 5/26/41 (f)	EUR	400	571,347
Prudential Financial, Inc.:
5.90%, 3/17/36	USD	500	624,106
5.70%, 12/14/36 (d)		1,625	2,012,279
Radian Group, Inc., 5.25%, 6/15/20		185	195,638
Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (b)		700	730,768
USIS Merger Sub, Inc., 6.88%, 5/01/25 (b)		24	24,450
Wayne Merger Sub LLC, 8.25%, 8/01/23 (b)		286	300,300

			20,397,775

Corporate Bonds	Par (000)		Value
Internet Software & Services — 0.2%
Equinix, Inc., 5.88%, 1/15/26	USD	435	$477,413
Netflix, Inc.:
4.38%, 11/15/26 (b)		632	616,200
3.63%, 5/15/27	EUR	100	120,357
Symantec Corp., 5.00%, 4/15/25 (b)	USD	124	129,853
United Group BV:
4.38%, 7/01/22	EUR	126	152,716
(3 mo. Euribor + 4.375%), 4.38%, 7/01/23 (a)		100	120,087

			1,616,626
IT Services — 0.5%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)	USD	270	285,863
Fidelity National Information Services, Inc., 4.50%, 8/15/46		1,000	1,044,255
First Data Corp. (b):
7.00%, 12/01/23		756	814,590
5.75%, 1/15/24		1,426	1,500,865
Gartner, Inc., 5.13%, 4/01/25 (b)		207	218,126
WEX, Inc., 4.75%, 2/01/23 (b)		305	313,006

			4,176,705
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc., 5.30%, 2/01/44		1,000	1,181,889
Machinery — 0.1%
EnPro Industries, Inc., 5.88%, 9/15/22 (b)		74	77,145
Navistar International Corp., 8.25%, 11/01/21		30	30,225
SPX FLOW, Inc. (b):
5.63%, 8/15/24		115	118,738
5.88%, 8/15/26		313	327,085
Terex Corp., 5.63%, 2/01/25 (b)		455	476,612
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	100	127,843

			1,157,648
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (b)	USD	2,150	2,529,045
Media — 5.4%
21st Century Fox America, Inc., 7.63%, 11/30/28		385	514,599
Altice Financing SA (b):
6.63%, 2/15/23		200	211,500
7.50%, 5/15/26		607	664,786
Altice Luxembourg SA:
7.75%, 5/15/22 (b)		200	212,250
6.25%, 2/15/25	EUR	100	129,277
Altice US Finance I Corp. (b):
5.38%, 7/15/23	USD	570	597,075
5.50%, 5/15/26		293	310,031
AMC Networks, Inc.:
5.00%, 4/01/24		85	87,656
4.75%, 8/01/25		329	330,234
Cablevision Systems Corp.:
8.63%, 9/15/17		34	34,051
7.75%, 4/15/18		311	320,330
8.00%, 4/15/20		325	359,531
CBS Radio, Inc., 7.25%, 11/01/24 (b)		53	55,783
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		175	180,250
5.13%, 5/01/23 (b)		359	375,561
5.13%, 5/01/27 (b)		2,047	2,108,410
5.00%, 2/01/28 (b)		260	264,389

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	21

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds	Par (000)		Value
Media (continued)
Cequel Communications Holdings I LLC/Cequel Capital Corp. (b):
6.38%, 9/15/20	USD	70	$71,596
5.13%, 12/15/21		562	571,834
7.75%, 7/15/25		960	1,059,600
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25		4,700	5,034,976
Clear Channel International BV, 8.75%, 12/15/20 (b)		317	331,265
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		1,853	1,898,825
Series B, 7.63%, 3/15/20		315	313,819
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22 (d)		2,600	3,481,405
Comcast Corp.:
6.45%, 3/15/37		790	1,043,148
4.60%, 8/15/45		2,000	2,170,387
CSC Holdings LLC:
10.13%, 1/15/23 (b)		1,190	1,378,555
5.25%, 6/01/24		430	441,287
10.88%, 10/15/25 (b)		764	939,720
Discovery Communications LLC:
3.25%, 4/01/23		1,850	1,858,645
3.45%, 3/15/25		210	206,518
DISH DBS Corp.:
6.75%, 6/01/21		350	386,312
5.88%, 7/15/22		449	485,481
5.00%, 3/15/23		286	295,381
5.88%, 11/15/24		34	36,678
7.75%, 7/01/26		655	768,806
DISH Network Corp., 3.38%, 8/15/26 (i)		265	307,069
eircom Finance DAC, 4.50%, 5/31/22	EUR	100	124,253
GTT Communications, Inc., 7.88%, 12/31/24 (b)	USD	78	83,241
Hughes Satellite Systems Corp.:
7.63%, 6/15/21		64	72,880
5.25%, 8/01/26		329	345,039
6.63%, 8/01/26		139	151,684
iHeartCommunications, Inc.:
9.00%, 12/15/19		91	72,345
9.00%, 3/01/21		9	6,548
10.63%, 3/15/23		961	703,932
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		185	176,097
5.50%, 8/01/23		240	200,400
9.75%, 7/15/25 (b)		256	260,480
Interpublic Group of Cos., Inc., 3.75%, 2/15/23		2,000	2,098,696
LG Finance Co. Corp., 5.88%, 11/01/24 (b)		57	59,565
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	100	134,223
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (b)	USD	61	58,408
MDC Partners, Inc., 6.50%, 5/01/24 (b)		228	227,145
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 8/15/23 (b)		148	159,100
Numericable Group SA, 5.38%, 5/15/22	EUR	106	131,730
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 2/15/22	USD	55	56,788
SFR Group SA (b):
6.00%, 5/15/22		345	363,537
7.38%, 5/01/26		1,301	1,405,106
Sirius XM Radio, Inc., 5.00%, 8/01/27 (b)		41	42,128
TCI Communications, Inc., 7.88%, 2/15/26 (d)		610	827,713

Corporate Bonds	Par (000)		Value
Media (continued)
TEGNA, Inc., 5.50%, 9/15/24 (b)	USD	45	$47,363
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (b)		284	318,080
Time Warner, Inc., 6.10%, 7/15/40		830	964,174
Tribune Media Co., 5.88%, 7/15/22		182	188,825
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	EUR	100	125,890
Univision Communications, Inc. (b):
5.13%, 5/15/23	USD	272	276,760
5.13%, 2/15/25		141	141,705
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	100	124,753
Videotron Ltd., 5.13%, 4/15/27 (b)	USD	162	166,860
Virgin Media Finance PLC, 5.75%, 1/15/25 (b)		515	530,450
Virgin Media Secured Finance PLC:
5.25%, 1/15/26 (b)		710	738,400
5.50%, 8/15/26 (b)		200	211,500
4.88%, 1/15/27	GBP	100	134,462
6.25%, 3/28/29		100	140,767
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	520	533,650
Wind Acquisition Finance SA:
7.00%, 4/23/21	EUR	120	148,637
7.38%, 4/23/21 (b)	USD	800	831,776
Ziggo Bond Finance BV, 5.88%, 1/15/25 (b)		260	269,425

			43,491,535
Metals & Mining — 1.7%
Anglo American Capital PLC:
4.45%, 9/27/20 (b)		100	104,750
4.13%, 4/15/21 (b)		200	207,000
3.25%, 4/03/23	EUR	100	132,144
ArcelorMittal:
7.50%, 10/15/39	USD	64	75,680
7.25%, 3/01/41		189	218,824
Big River Steel LLC/BRS Finance Corp., 7.25%, 9/01/25 (b)		121	126,747
Constellium NV (b):
8.00%, 1/15/23		400	426,000
6.63%, 3/01/25		332	348,600
First Quantum Minerals Ltd., 7.00%, 2/15/21 (b)		435	447,778
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		189	189,000
2.38%, 3/15/18		1,480	1,480,000
3.10%, 3/15/20		799	799,000
4.00%, 11/14/21		121	121,060
3.55%, 3/01/22		186	182,977
3.88%, 3/15/23		975	965,250
5.40%, 11/14/34		278	267,575
5.45%, 3/15/43		691	642,630
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (b)		399	428,925
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (b)		115	130,094
Kaiser Aluminum Corp., 5.88%, 5/15/24		74	79,180
Kinross Gold Corp.:
4.50%, 7/15/27 (b)		82	82,000
6.88%, 9/01/41		45	48,263
Novelis Corp. (b):
6.25%, 8/15/24		723	763,669
5.88%, 9/30/26		756	788,130
Nyrstar Netherlands Holdings BV, 6.88%, 3/15/24	EUR	100	122,021
Peabody Energy Corp. (b):
6.00%, 3/31/22	USD	43	44,075
6.38%, 3/31/25		69	70,380

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds	Par (000)		Value
Metals & Mining (continued)
Petra Diamonds US Treasury PLC, 7.25%, 5/01/22 (b)	USD	200	$207,500
Rio Tinto Finance USA Ltd., 4.75%, 3/22/42		400	459,268
Steel Dynamics, Inc.:
5.13%, 10/01/21		550	564,410
5.25%, 4/15/23		345	357,075
5.50%, 10/01/24		48	51,540
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25 (b)		150	153,000
Teck Resources Ltd.:
4.50%, 1/15/21		96	100,440
3.75%, 2/01/23		502	505,489
8.50%, 6/01/24 (b)		631	727,227
6.13%, 10/01/35		61	67,253
6.00%, 8/15/40		300	320,250
5.20%, 3/01/42		418	411,730
5.40%, 2/01/43		188	187,530
ThyssenKrupp AG, 1.38%, 3/03/22	EUR	75	89,661
United States Steel Corp., 8.38%, 7/01/21 (b)	USD	215	237,575

			13,731,700
Multi-Utilities — 0.0%
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.88%, 10/15/21		140	136,500
7.50%, 11/01/23		244	234,850

			371,350
Multiline Retail — 0.0%
Neiman Marcus Group Ltd., 8.00%, 10/15/21 (b)		145	74,313
Oil, Gas & Consumable Fuels — 6.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (b)		79	84,728
Anadarko Petroleum Corp., 5.55%, 3/15/26		1,500	1,674,339
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24		35	35,700
Antero Resources Corp.:
5.13%, 12/01/22		52	52,130
5.63%, 6/01/23		51	51,893
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22 (b)		196	199,430
California Resources Corp., 8.00%, 12/15/22 (b)		97	53,471
Callon Petroleum Co., 6.13%, 10/01/24		261	264,915
Canadian Natural Resources Ltd., 3.90%, 2/01/25		500	512,768
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/23		150	145,500
8.25%, 7/15/25		63	65,205
Cenovus Energy, Inc., 4.25%, 4/15/27 (b)		400	386,099
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24		178	202,475
5.88%, 3/31/25		432	464,400
5.13%, 6/30/27 (b)		439	454,365
Chesapeake Energy Corp.:
6.88%, 11/15/20		138	138,000
8.00%, 6/15/27 (b)		62	58,900
Citgo Holding, Inc., 10.75%, 2/15/20 (b)		95	101,413
ConocoPhillips, 6.50%, 2/01/39		600	789,687
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		685	855,506
CONSOL Energy, Inc.:
5.88%, 4/15/22		1,767	1,767,000
8.00%, 4/01/23		48	50,640

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc.:
3.80%, 6/01/24	USD	277	$257,610
4.90%, 6/01/44		105	88,788
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 5/15/25 (b)		130	130,487
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23		20	20,650
CrownRock LP/CrownRock Finance, Inc. (b):
7.13%, 4/15/21		525	535,500
7.75%, 2/15/23		85	90,100
DCP Midstream LLC (b):
4.75%, 9/30/21		55	56,375
6.45%, 11/03/36		128	134,720
6.75%, 9/15/37		159	168,540
Denbury Resources, Inc.:
9.00%, 5/15/21 (b)		40	35,800
5.50%, 5/01/22		118	53,985
4.63%, 7/15/23		20	8,800
Devon Energy Corp., 5.85%, 12/15/25		1,000	1,144,038
Diamond Offshore Drilling, Inc., 7.88%, 8/15/25		62	62,000
Diamondback Energy, Inc., 5.38%, 5/31/25		137	140,767
Eclipse Resources Corp., 8.88%, 7/15/23		45	45,000
Energy Transfer Equity LP:
5.88%, 1/15/24		422	454,705
5.50%, 6/01/27		278	296,070
Energy Transfer Partners LP:
4.05%, 3/15/25		500	507,160
4.75%, 1/15/26		1,250	1,315,867
5.30%, 4/15/47		540	536,592
Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (b)(i)		165	120,863
Enterprise Products Operating LLC, 3.70%, 2/15/26		500	516,471
EOG Resources, Inc.:
4.15%, 1/15/26		1,000	1,065,675
5.10%, 1/15/36		200	222,669
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		221	162,711
8.00%, 11/29/24 (b)		141	137,827
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (b)		208	214,760
Extraction Oil & Gas, Inc., 7.38%, 5/15/24 (b)		251	252,255
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25		97	95,060
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21 (b)		210	208,950
Gulfport Energy Corp.:
6.63%, 5/01/23		51	50,745
6.00%, 10/15/24 (b)		108	105,840
Halcon Resources Corp., 6.75%, 2/15/25 (b)		697	700,485
Hess Corp., 4.30%, 4/01/27		1,100	1,078,566
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)(d)		1,010	1,315,036
Kinder Morgan, Inc.:
4.30%, 6/01/25		1,750	1,830,267
5.05%, 2/15/46		1,750	1,743,828
Marathon Petroleum Corp., 6.50%, 3/01/41 (d)		2,049	2,429,016
Matador Resources Co., 6.88%, 4/15/23		590	613,600
MEG Energy Corp. (b):
6.38%, 1/30/23		15	11,981
7.00%, 3/31/24		456	362,520
6.50%, 1/15/25		528	490,380

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	23

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
MidAmerican Energy Co., 5.80%, 10/15/36 (d)	USD	1,500	$1,925,986
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		1,750	2,251,196
Murphy Oil Corp.:
6.88%, 8/15/24		177	186,956
6.13%, 12/01/42		45	42,300
Nabors Industries, Inc., 0.75%, 1/15/24 (b)(i)		262	189,950
Newfield Exploration Co., 5.63%, 7/01/24		75	79,875
NGPL PipeCo LLC (b):
4.38%, 8/15/22		127	130,492
4.88%, 8/15/27		133	136,990
7.77%, 12/15/37		316	392,630
Noble Holding International Ltd., 7.75%, 1/15/24		250	193,120
Oasis Petroleum, Inc.:
6.50%, 11/01/21		35	34,081
6.88%, 3/15/22		45	43,763
6.88%, 1/15/23		23	22,011
2.63%, 9/15/23 (i)		145	134,306
ONEOK, Inc., 6.00%, 6/15/35		25	27,882
Paramount Resources Ltd., 6.88%, 6/30/23 (b)		500	520,000
Parker Drilling Co., 7.50%, 8/01/20		43	36,980
Parsley Energy LLC/Parsley Finance Corp. (b):
6.25%, 6/01/24		48	50,040
5.38%, 1/15/25		209	210,045
5.25%, 8/15/25		52	52,000
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25 (b)		143	141,570
Petroleos Mexicanos, 5.38%, 3/13/22 (b)		27	28,971
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/01/22		1,000	1,013,104
Precision Drilling Corp., 7.75%, 12/15/23		50	49,625
QEP Resources, Inc., 5.25%, 5/01/23		33	31,350
Range Resources Corp.:
5.88%, 7/01/22 (b)		244	248,880
5.00%, 8/15/22 (b)		53	52,073
4.88%, 5/15/25		80	76,600
Resolute Energy Corp., 8.50%, 5/01/20		279	279,000
Rockies Express Pipeline LLC (b):
5.63%, 4/15/20		565	594,662
6.88%, 4/15/40		229	250,182
Rowan Cos., Inc.:
4.88%, 6/01/22		50	45,375
7.38%, 6/15/25		454	410,870
RSP Permian, Inc.:
6.63%, 10/01/22		179	186,160
5.25%, 1/15/25 (b)		102	102,255
Sabine Pass Liquefaction LLC, 5.88%, 6/30/26		1,750	1,954,798
Sanchez Energy Corp.:
7.75%, 6/15/21		322	278,530
6.13%, 1/15/23		252	192,150
SESI LLC, 7.13%, 12/15/21		60	60,300
SM Energy Co.:
6.50%, 11/15/21		50	48,313
5.00%, 1/15/24		5	4,450
5.63%, 6/01/25		129	116,745
6.75%, 9/15/26		80	75,400
Southwestern Energy Co.:
5.80%, 1/23/20		612	630,360
6.70%, 1/23/25		40	39,000
Suncor Energy, Inc., 6.50%, 6/15/38		1,000	1,299,408

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26	USD	310	$306,618
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b):
5.50%, 9/15/24		276	276,000
5.13%, 2/01/25		77	79,118
5.38%, 2/01/27		52	53,820
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25%, 5/01/23		10	10,225
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		26	26,878
6.25%, 10/15/22		45	47,588
TransCanada PipeLines Ltd., 4.63%, 3/01/34		500	550,882
Weatherford International LLC, 6.80%, 6/15/37		60	50,700
Weatherford International Ltd.:
6.50%, 8/01/36		143	118,690
7.00%, 3/15/38		124	104,780
5.95%, 4/15/42		128	101,760
Western Gas Partners LP, 5.38%, 6/01/21		1,425	1,539,153
Whiting Petroleum Corp., 5.00%, 3/15/19		400	396,000
Williams Cos., Inc., 5.75%, 6/24/44		647	671,262
Williams Partners LP:
3.90%, 1/15/25		1,150	1,181,659
4.00%, 9/15/25		750	775,193
WPX Energy, Inc.:
7.50%, 8/01/20		34	36,720
6.00%, 1/15/22		113	116,531
8.25%, 8/01/23		63	69,143
5.25%, 9/15/24		146	143,080

			49,748,157
Paper & Forest Products — 0.1%
International Paper Co., 6.00%, 11/15/41		870	1,061,627
Mercer International, Inc., 6.50%, 2/01/24 (b)		76	79,230

			1,140,857
Pharmaceuticals — 1.9%
AbbVie, Inc.:
3.60%, 5/14/25		870	899,266
3.20%, 5/14/26		500	499,601
4.45%, 5/14/46		2,095	2,196,478
Actavis Funding SCS:
3.80%, 3/15/25		3,250	3,398,343
4.55%, 3/15/35		2,140	2,301,638
Baxalta, Inc., 5.25%, 6/23/45		500	580,192
Endo Finance LLC/Endo Finco, Inc. (b):
5.38%, 1/15/23		62	51,925
6.00%, 7/15/23		315	264,600
5.88%, 10/15/24		205	211,663
Forest Laboratories LLC, 5.00%, 12/15/21 (b)		758	831,211
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (b)		161	177,905
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (b)		795	833,716
Mylan NV, 3.95%, 6/15/26		750	763,399
NBTY, Inc., 7.63%, 5/15/21 (b)		315	336,263
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	100	127,890
Tennessee Merger Sub, Inc., 6.38%, 2/01/25 (b)	USD	360	347,454

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds	Par (000)		Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (b):
7.00%, 10/01/20	USD	100	$99,750
6.38%, 10/15/20		405	401,071
5.63%, 12/01/21		409	375,257
6.50%, 3/15/22		204	213,945
5.88%, 5/15/23		337	287,293
7.00%, 3/15/24		320	339,600
6.13%, 4/15/25		196	165,375

			15,703,835
Real Estate Investment Trusts (REITs) — 1.1%
ERP Operating LP, 4.50%, 6/01/45		1,155	1,251,876
HCP, Inc., 4.00%, 6/01/25 (d)		2,000	2,095,803
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24		67	68,446
iStar, Inc., 6.00%, 4/01/22		67	68,843
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24		806	876,525
4.50%, 9/01/26		392	398,860
NH Hotel Group SA, 3.75%, 10/01/23	EUR	128	160,717
Simon Property Group LP, 4.75%, 3/15/42	USD	1,670	1,850,718
Starwood Property Trust, Inc., 5.00%, 12/15/21		157	162,691
Ventas Realty LP, 4.13%, 1/15/26		870	915,543
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		550	592,835

			8,442,857
Real Estate Management & Development — 0.7%
Aroundtown Property Holdings PLC, 1.50%, 1/18/21 (i)	EUR	100	136,307
DEMIRE Deutsche Mittelstand Real Estate AG, 2.88%, 7/15/22		100	120,878
Howard Hughes Corp., 5.38%, 3/15/25 (b)	USD	114	114,075
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (b)(d)		4,600	4,427,500
Realogy Group LLC/Realogy Co-Issuer Corp. (b):
4.50%, 4/15/19		120	123,600
5.25%, 12/01/21		133	138,320
4.88%, 6/01/23		385	392,700

			5,453,380
Road & Rail — 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 6/01/22 (b)		261	261,653
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40 (d)		1,890	2,395,490
CSX Corp., 4.75%, 5/30/42		350	386,255
Herc Rentals, Inc. (b):
7.50%, 6/01/22		286	313,170
7.75%, 6/01/24		92	100,740
Hertz Holdings Netherlands BV, 4.13%, 10/15/21	EUR	100	116,664
Lima Metro Line 2 Finance Ltd., 5.88%, 7/05/34 (b)	USD	5,000	5,530,000
United Rentals North America, Inc., 5.50%, 7/15/25		125	133,750

			9,237,722
Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		51	57,375
Analog Devices, Inc.:
3.90%, 12/15/25		470	498,230
3.50%, 12/05/26		345	354,280

Corporate Bonds	Par (000)		Value
Semiconductors & Semiconductor Equipment (continued)
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27 (b)	USD	2,850	$2,932,980
Microchip Technology, Inc. (i):
1.63%, 2/15/25		47	79,665
2.13%, 12/15/37		40	147,450
Micron Technology, Inc.:
5.25%, 8/01/23 (b)		302	314,458
5.25%, 1/15/24 (b)		27	28,080
5.50%, 2/01/25		7	7,394
Series G, 3.00%, 11/15/43 (i)		485	568,359
Microsemi Corp., 9.13%, 4/15/23 (b)		14	16,033
NXP BV/NXP Funding LLC (b):
4.13%, 6/15/20		420	438,900
4.13%, 6/01/21		278	290,788
3.88%, 9/01/22		200	207,000
5.75%, 3/15/23		260	271,375
QUALCOMM, Inc., 4.65%, 5/20/35		250	276,292
Sensata Technologies BV, 5.00%, 10/01/25 (b)		330	345,675

			6,834,334
Software — 2.0%
ACI Worldwide, Inc., 6.38%, 8/15/20 (b)		320	326,000
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		1,105	1,140,912
CA, Inc., 3.60%, 8/15/22		705	719,402
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (b)		210	216,825
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24 (b)		115	130,813
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24 (b)		199	211,189
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (b)		31	29,450
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (b)(e)		305	311,100
Infor US, Inc., 6.50%, 5/15/22		976	995,520
Informatica LLC, 7.13%, 7/15/23 (b)		268	269,340
Microsoft Corp., 3.50%, 11/15/42 (d)		4,000	3,925,816
Nuance Communications, Inc.:
5.38%, 8/15/20 (b)		39	39,585
6.00%, 7/01/24		170	183,139
5.63%, 12/15/26 (b)		81	84,544
Oracle Corp., 5.38%, 7/15/40 (d)		3,025	3,700,033
PTC, Inc., 6.00%, 5/15/24		125	133,750
RP Crown Parent LLC 7.38%, 10/15/24 (b)		210	214,200
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)		1,067	1,215,046
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		227	238,350
TIBCO Software, Inc., 11.38%, 12/01/21 (b)		565	618,675
Veritas US, Inc./Veritas Bermuda Ltd.:
7.50%, 2/01/23	EUR	100	126,723
7.50%, 2/01/23 (b)	USD	400	425,000
10.50%, 2/01/24 (b)		600	643,500

			15,898,912
Specialty Retail — 0.5%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		190	195,700
Group 1 Automotive, Inc., 5.00%, 6/01/22		110	112,475
Home Depot, Inc., 5.88%, 12/16/36		1,660	2,166,777
JC Penney Corp., Inc.:
8.13%, 10/01/19		28	30,170

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	25

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds	Par (000)		Value
Specialty Retail (continued)
JC Penney Corp., Inc. (continued):
6.38%, 10/15/36	USD	14	$10,080
7.40%, 4/01/37		52	39,520
L Brands, Inc., 6.88%, 11/01/35		251	240,332
Lowe’s Cos, Inc., 4.38%, 9/15/45		1,000	1,068,364
Penske Automotive Group, Inc., 5.50%, 5/15/26		22	22,220
PetSmart, Inc., 5.88%, 6/01/25 (b)		93	83,003

			3,968,641
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc., 4.65%, 2/23/46 (d)		2,400	2,738,860
Dell International LLC/EMC Corp. (b):
4.42%, 6/15/21		20	21,075
7.13%, 6/15/24		438	485,198
6.02%, 6/15/26		110	122,888
8.35%, 7/15/46		45	58,056
Hewlett Packard Enterprise Co., 4.90%, 10/15/25		1,500	1,592,250
Riverbed Technology, Inc., 8.88%, 3/01/23 (b)		155	151,512
Western Digital Corp.:
7.38%, 4/01/23 (b)		384	420,960
10.50%, 4/01/24		117	138,938

			5,729,737
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 5/01/23	EUR	90	116,139
Hanesbrands, Inc., 4.63%, 5/15/24 (b)	USD	36	37,440
Springs Industries, Inc., 6.25%, 6/01/21		36	37,080

			190,659
Thrifts & Mortgage Finance — 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (b)		299	307,970
Tobacco — 1.5%
Altria Group, Inc.:
9.95%, 11/10/38		516	887,845
10.20%, 2/06/39		894	1,572,853
5.38%, 1/31/44 (d)		4,030	4,780,387
3.88%, 9/16/46		1,250	1,212,584
Reynolds American, Inc.:
4.45%, 6/12/25		635	687,675
7.00%, 8/04/41		1,000	1,298,709
5.85%, 8/15/45		1,500	1,814,673

			12,254,726
Transportation Infrastructure — 0.4%
CEVA Group PLC, 7.00%, 3/01/21 (b)		310	299,150
CMA CGM SA, 7.75%, 1/15/21	EUR	100	125,295
I 595 Express LLC, 3.31%, 12/31/31 (c)	USD	1,331	1,320,682
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (b)		490	490,538
Transurban Finance Co. Property Ltd., 4.13%, 2/02/26 (b)		580	610,619

			2,846,284
Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21	EUR	100	125,027
Wireless Telecommunication Services — 1.9%
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)	USD	3,155	3,388,254
CyrusOne LP/CyrusOne Finance Corp. (b):
5.00%, 3/15/24		210	219,450
5.38%, 3/15/27		15	15,863

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (continued)
Digicel Ltd., 6.00%, 4/15/21 (b)	USD	1,550	$1,503,500
GEO Group, Inc.:
5.13%, 4/01/23		278	279,042
6.00%, 4/15/26		117	120,510
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (b)		243	240,266
Rogers Communications, Inc., 7.50%, 8/15/38		2,325	3,344,555
SBA Communications Corp., 4.88%, 9/01/24		177	182,752
Sprint Capital Corp.:
6.90%, 5/01/19		140	149,814
6.88%, 11/15/28		498	547,800
8.75%, 3/15/32		621	770,040
Sprint Communications, Inc. (b):
9.00%, 11/15/18		463	500,040
7.00%, 3/01/20		392	429,240
Sprint Corp.:
7.25%, 9/15/21		240	264,600
7.88%, 9/15/23		591	675,294
7.13%, 6/15/24		1,006	1,106,600
7.63%, 2/15/25		120	135,600
T-Mobile USA, Inc.:
4.00%, 4/15/22		132	135,960
6.00%, 3/01/23		205	216,019
6.84%, 4/28/23		40	42,300
6.50%, 1/15/24		240	256,200
6.38%, 3/01/25		37	39,844
5.13%, 4/15/25		135	141,791
5.38%, 4/15/27		81	86,897
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/01/22 (b)		70	72,450
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
8.25%, 10/15/23		377	368,367
7.13%, 12/15/24 (b)		158	146,995
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 6/01/22 (b)(e)		59	61,655

			15,441,698
Total Corporate Bonds — 67.9%			546,967,269

Floating Rate Loan Interests
Aerospace & Defense — 0.1%
Accudyne Industries LLC, 2017 Term Loan, (2 mo. LIBOR + 3.750%, 1.00% Floor), 5.01%, 8/02/24 (k)		331	330,897
Sequa Mezzanine Holdings L.L.C., 2nd Lien Term Loan, (3 mo. LIBOR + 9.000%, 1.00% Floor), 10.31%, 4/28/22 (c)(k)		40	40,800

			371,697
Air Freight & Logistics — 0.0%
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.500%), 6.50%, 3/19/21 (k)		18	16,993
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (k)		19	17,513
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (k)		3	2,613
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (k)		26	24,891

			62,010

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Floating Rate Loan Interests	Par (000)		Value
Auto Components — 0.0%
USI, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.000%), 4.31%, 5/16/24 (k)	USD	56	$55,662
Chemicals — 0.0%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 1/31/24 (k)		81	81,000
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.75%, 6/01/24 (k)		35	35,337

			116,337
Commercial Services & Supplies — 0.1%
Asurion LLC, 2017 2nd Lien Term Loan, 8/04/25 (n)		155	158,165
Garda World Security Corp., 2017 Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.31%, 5/24/24 (k)		125	125,407

			283,572
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (2 mo. LIBOR + 4.250%, 1.00% Floor), 5.56%, 6/21/24 (k)		821	822,938
Diversified Consumer Services — 0.0%
Ascend Learning LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.53%, 7/12/24 (k)		41	41,137
Laureate Education, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.500%, 1.00% Floor), 5.74%, 4/26/24 (k)		80	80,099

			121,236
Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., 2017 Term Loan B, 2.75%, 1/31/25		516	504,607
Electrical Equipment — 0.0%
Gates Global LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 4/01/24 (k)		198	198,216
Energy Equipment & Services — 0.0%
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.300%), 3.54%, 7/13/20 (c)(k)		188	178,161
Food Products — 0.0%
Chobani LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 10/07/23 (k)		41	41,166
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 6/08/20 (k)		271	269,567
Immucor, Inc., Extended Term Loan B, (1 mo. LIBOR + 5.000%, 1.00% Floor), 6.24%, 6/15/21 (k)		404	409,354
Ortho-Clinical Diagnostics, Inc., Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 6/30/21 (k)		20	19,935

			698,856
Health Care Providers & Services — 0.0%
Iasis Healthcare LLC, Term Loan B3, (3 mo. LIBOR + 4.000%), 5.30%, 2/16/21 (k)		44	43,989
Surgery Center Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.250%), 4.49%, 6/06/24 (k)		89	88,072
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 2/06/24 (k)		32	31,481

			163,542

Floating Rate Loan Interests	Par (000)		Value
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Resort Properties LLC, Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/11/20 (k)	USD	1,361	$1,366,733
Household Products — 0.0%
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.000%), 4.32%, 7/12/24 (k)		76	75,478
Industrial Conglomerates — 0.1%
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 11/30/23 (k)		200	201,392
Sequa Corp., 1st Lien Term Loan, (3 mo. LIBOR + 5.500%), 6.81%, 11/28/21 (k)		115	115,719

			317,111
Insurance — 0.0%
Alliant Holdings I, Inc., 2015 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 8/12/22 (k)		81	80,902
IT Services — 0.0%
Peak 10, Inc. (k):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.81%, 8/01/24		102	101,617
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.56%, 8/01/25		43	43,287

			144,904
Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc. (k):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.250%), 4.49%, 7/19/24		102	102,000
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.000%), 8.24%, 7/19/25		17	17,212
Parexel International Corp,, Term Loan B, 8/07/24 (n)		118	117,994

			237,206
Machinery — 0.0%
Hayward Industries, Inc., Term Loan B, 7/18/24 (n)		38	38,166
Media — 0.2%
CSC Holdings LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.250%), 3.48%, 7/17/25 (k)		38	37,787
iHeartCommunications, Inc., Term Loan D, (1 mo. LIBOR + 6.750%), 7.99%, 1/30/19 (k)		211	169,066
Intelsat Jackson Holdings SA, Term Loan B2, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.00%, 6/30/19 (k)		924	919,737

			1,126,590
Multiline Retail — 0.0%
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.48%, 10/25/20 (k)		188	137,965
Oil, Gas & Consumable Fuels — 0.2%
California Resources Corp. (k):
Second Out Term Loan, (1 mo. LIBOR + 10.375%), 11.60%, 12/31/21		53	55,652
Term Loan A, (1 mo. LIBOR + 3.000%), 4.24%, 10/01/19 (c)		317	301,417
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.81%, 8/23/21 (k)		1,239	1,315,157

			1,672,226

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	27

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Floating Rate Loan Interests	Par (000)		Value
Professional Services — 0.0%
Information Resources, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 1/18/24 (k)	USD	49	$49,183
Software — 0.3%
Almonde, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.57%, 6/13/25 (k)		49	49,819
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 9/10/22 (k)		261	261,371
Cypress Intermediate Holdings III, Inc. (k):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 4/27/24		75	75,325
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 7.99%, 4/27/25		23	23,626
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.750%), 5.07%, 5/28/24 (k)		279	281,542
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.05%, 2/01/22 (k)		148	147,490
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%, 1.00% Floor), 9.56%, 11/01/24 (k)		353	363,956
Misys Europe SA, 1st Lien Term Loan, (3 mo. LIBOR + 3.500%), 4.82%, 6/13/24 (k)		224	224,952
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.81%, 4/26/24 (k)		110	107,250
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.000%), 4.23%, 5/01/24 (k)		150	150,450
Veritas Bermuda Ltd., Repriced Term Loan B, (3 mo. LIBOR + 4.500%, 1.00% Floor), 5.80%, 1/27/23 (k)		660	665,020

			2,350,801
Specialty Retail — 0.0%
Staples, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.000%), 5.31%, 8/06/24 (k)		164	163,142
Textiles, Apparel & Luxury Goods — 0.0%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.250%, 1.00% Floor), 6.55%, 8/12/22 (c)(k)		186	186,804
Trading Companies & Distributors — 0.0%
HD Supply Waterworks Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.000%, 1.00% Floor), 4.46%, 8/01/24 (k)		86	86,108
Total Floating Rate Loan Interests — 1.5%			11,651,319

Foreign Agency Obligations
Argentine Republic Government International Bond:
7.50%, 4/22/26		3,875	4,332,250
7.63%, 4/22/46		3,121	3,417,495
Cyprus Government International Bond, 4.63%, 2/03/20 (b)	EUR	1,210	1,589,920
Iceland Government International Bond, 5.88%, 5/11/22	USD	3,555	4,066,061
Italian Government International Bond, 5.38%, 6/15/33		2,925	3,409,017
Portugal Government International Bond, 5.13%, 10/15/24 (b)		3,970	4,123,163
Slovenia Government International Bond, 5.85%, 5/10/23 (b)		864	1,013,099
Total Foreign Agency Obligations — 2.7%			21,951,005

Municipal Bonds	Par (000)		Value
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Series EE, 5.50%, 6/15/43	USD	930	$1,055,159
Series GG, Build America Bonds, 5.72%, 6/15/42		1,390	1,897,670
Water & Sewer System, Series EE, 5.38%, 6/15/43		770	870,008
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		1,900	2,561,124
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		2,535	3,301,381
Metropolitan Transportation Authority, RB, Build America Bonds, Series C, 7.34%, 11/15/39		1,295	2,013,336
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 7.06%, 4/01/57		2,000	2,475,260
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		1,100	1,409,199
5.60%, 3/15/40		1,900	2,450,107
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	1,019,663
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 4/01/39		280	438,715
7.63%, 3/01/40		1,720	2,678,418
State of Illinois, GO, Pension, 5.10%, 6/01/33		2,000	1,991,040
University of California, RB, Build America Bonds, 5.95%, 5/15/45		885	1,152,766
Total Municipal Bonds — 3.1%			25,313,846

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.5%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		663	592,644
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,247	1,225,324
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.190%), 1.42%, 3/20/47 (a)		906	796,197
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 3.32%, 7/27/36 (b)(m)		127	127,124
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 3.90%, 6/19/35 (m)		430	420,107
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 5/25/36		63	63,343
Series 2007-4F, Class 3A1, 6.00%, 7/25/37		222	205,114
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 8/25/36		81	69,338
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 3.56%, 5/25/36 (m)		640	600,048

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.770%), 1.60%, 5/25/47 (a)	USD	218	$208,352

			4,307,591
Commercial Mortgage-Backed Securities — 10.2%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 4/14/33 (b)(m)		4,170	4,296,668
Citigroup Commercial Mortgage Trust:
Series 2013-GC15, Class B, 5.27%, 9/10/46 (m)		7,183	8,009,505
Series 2016-P5, Class A4, 2.94%, 10/10/49		6,000	6,026,704
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,623	1,633,353
Commercial Mortgage Trust:
Series 2008-LS1, Class A4B, 6.37%, 12/10/49 (m)		131	130,820
Series 2013-300P, Class A1, 4.35%, 8/10/30 (b)		1,330	1,461,380
Series 2013-CR11, Class B, 5.33%, 8/10/50 (m)		7,000	7,701,060
Series 2013-LC6, Class B, 3.74%, 1/10/46		1,390	1,428,846
Series 2014-CR21, Class A3, 3.53%, 12/10/47		1,300	1,365,092
Series 2015-3BP, Class A, 3.18%, 2/10/35 (b)		7,570	7,756,073
Series 2015-CR22, Class C, 4.26%, 3/10/48 (m)		5,000	5,055,095
Series 2015-LC19, Class C, 4.40%, 2/10/48 (m)		3,500	3,590,221
Core Industrial Trust, Series 2015-TEXW, Class D, 3.98%, 2/10/34 (b)(m)		4,585	4,693,983
CSAIL Commercial Mortgage Trust, Series 2015-C1 (m):
Class B, 4.04%, 4/15/50		1,110	1,150,580
Class C, 4.44%, 4/15/50		1,000	1,030,539
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 9/10/49		2,485	2,492,734
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.49%, 12/15/34 (b)(m)		6,170	6,254,565
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 2/10/46 (b)		2,505	2,591,606
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		7	7,006
Series 2016-NINE, Class A, 2.95%, 10/06/38 (b)(m)		4,800	4,793,084
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.87%, 9/15/45 (m)		608	608,301
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 3.56%, 7/13/29 (b)(m)		3,200	3,162,218
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48		3,205	3,367,367

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 8/15/45	USD	1,395	$1,487,083
Class C, 5.06%, 8/15/45 (m)		1,795	1,885,954

			81,979,837
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Commercial Mortgage Loan Trust, Series 2015-LC21, Class XA, 1.00%, 7/10/48 (m)		19,286	821,985
Total Non-Agency Mortgage-Backed Securities — 10.8%			87,109,413

Preferred Securities
Capital Trusts
Banks — 3.1%
ABN AMRO Bank NV, 5.75% (f)(g)	EUR	200	253,269
Banco Santander SA, 6.25% (f)(g)	USD	100	122,512
BNP Paribas SA, 7.20% (b)(f)(g)		2,000	2,336,240
Capital One Financial Corp., Series E, 5.55% (f)(g)		3,500	3,652,950
CIT Group, Inc., 5.80% (f)(g)		323	335,112
Citigroup, Inc. (f)(g):
Series M 6.30%		4,000	4,355,000
Series P, 5.95%		2,100	2,268,000
Series Q, 5.95%		100	105,563
Series R, 6.13%		605	647,713
Cooperatieve Rabobank UA, 6.63% (f)(g)		200	266,363
Credit Agricole SA (f)(g):
6.63%		1,400	1,442,000
7.88%		1,000	1,122,500
Intesa Sanpaolo SpA, 7.00% (f)(g)		200	256,245
Nordea Bank AB, 6.13% (f)(g)		2,960	3,145,000
U.S. Bancorp, Series J, 5.30% (f)(g)		191	207,235
Wells Fargo & Co. (f)(g):
Series S, 5.90%		3,510	3,808,350
Series U, 5.88%		430	477,300

			24,801,352
Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series L, 5.70% (f)(g)		612	633,420
Morgan Stanley, Series H, 5.45% (f)(g)		2,627	2,702,526
State Street Corp.:
2.25%, 6/01/77 (a)		140	128,713
Series F, 5.25% (f)(g)		2,000	2,105,000

			5,569,659
Chemicals — 0.0%
Lanxess AG, 4.50%, 12/06/76 (f)		50	65,267
Solvay Finance SA, 5.12% (f)(g)		100	132,705

			197,972
Diversified Financial Services — 4.8%
Bank of America Corp. (f)(g):
Series V, 5.13%		385	393,705
Series X, 6.25%		4,620	5,077,380
Bank of New York Mellon Corp. (f)(g):
Series D, 4.50% (d)		8,400	8,316,000
Series E, 4.95%		2,000	2,070,000
Barclays PLC, 7.25% (f)(g)		200	280,280
Credit Suisse Group AG, 6.25% (f)(g)		200	212,000
HSBC Holdings PLC, 6.00% (f)(g)		435	457,402

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	29

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Capital Trusts	Par (000)		Value
Diversified Financial Services (continued)
JPMorgan Chase & Co. (f)(g):
Series 1, 7.90%	USD	7,000	$7,210,000
Series Q, 5.15%		3,000	3,092,133
Series U, 6.13%		500	549,375
Series V, 5.00%		6,710	6,814,005
Royal Bank of Scotland Group PLC, 8.63% (f)(g)		200	221,500
Societe Generale SA (f)(g):
6.00%		3,000	3,027,462
7.88%		1,000	1,121,250

			38,842,492
Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 4.20% (f)(g)		200	251,542
Electric Utilities — 0.6%
ComEd Financing III, 6.35% , 3/15/33		300	330,375
Electricite de France SA, 5.25% (b)(f)(g)		4,200	4,331,670
Enel SpA (f):
5.00%, 1/15/75		100	128,795
7.75%, 9/10/75		100	147,738
Gas Natural Fenosa Finance BV, 4.13% (f)(g)		100	127,831
RWE AG, 2.75%, 4/21/75 (f)		40	48,149

			5,114,558
Industrial Conglomerates — 0.3%
General Electric Co., Series D, 5.00% (f)(g)		2,131	2,250,869
Insurance — 1.8%
Allstate Corp. (f):
5.75%, 8/15/53		2,000	2,195,000
6.50%, 5/15/67		4,100	4,838,000
MetLife, Inc., 6.40%, 12/15/66		2,554	2,943,485
Voya Financial, Inc., 5.65%, 5/15/53 (f)		4,500	4,770,000

			14,746,485
Total Capital Trusts — 11.3%			91,774,929

Preferred Stocks		Shares
Banks — 0.4%
Wells Fargo & Co. (g):
Series Q, 5.85% (f)		75,000	2,039,250
Series Y, 5.63%		50,000	1,298,500

			3,337,750
Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series J, 5.50% (f)(g)		92,000	2,477,560
Morgan Stanley, Series K, 5.85% (f)(g)		82,887	2,260,329
SCE Trust III, Series H, 5.75% (f)(g)		25,314	698,160

			5,436,049
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (g)(m)		10,000	65,000
Total Preferred Stocks — 1.1%			8,838,799

Trust Preferred
Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		29,583	796,635
Total Preferred Securities — 12.5%			101,410,363

U.S. Government Sponsored Agency Securities		Par (000)		Value
Agency Obligations — 1.5%
Fannie Mae, 5.63%, 7/15/37 (d)	USD	1,600		$2,250,213
Federal Home Loan Bank (d):
5.25%, 12/09/22		1,375		1,608,112
5.37%, 9/09/24		2,175		2,623,750
Residual Funding Corp., 0.00%, 4/15/30 (h)		6,055		4,262,384
Resolution Funding Corp., 0.00%, 7/15/18 - 10/15/18 (h)		1,050		1,035,199

				11,779,658
Collateralized Mortgage Obligations — 4.1%
Fannie Mae Mortgage-Backed Securities:
Series 2015-47, Class GL, 3.50%, 7/25/45		1,636		1,709,589
Series 2005-5, Class PK, 5.00%, 12/25/34		119		122,660
Series 1991-87, Class S, (1 mo. LIBOR + 26.683%), 23.41%, 8/25/21 (a)		3		3,702
Series G-49, Class S, (1 mo. LIBOR + 1034.800%), 906.42%, 12/25/21 (a)		—	(l)	15
Series G-07, Class S, (1 mo. LIBOR + 1144.571%), 1,005.33%, 3/25/21 (a)		—	(l)	127
Freddie Mac Mortgage-Backed Securities:
Series 4350, Class DY, 4.00%, 6/15/44		2,830		3,090,569
Series 4480, Class ZX, 4.00%, 11/15/44		5,997		6,446,141
Series 4549, Class TZ, 4.00%, 11/15/45		2,628		2,877,014
Series 4398, Class ZX, 4.00%, 9/15/54		8,623		9,401,141
Series 0173, Class RS, 10.81%, 11/15/21 (c)(m)		—	(l)	2
Ginnie Mae Mortgage-Backed Securities, Series 2014-72, Class MQ, 4.00%, 2/20/44		8,858		9,596,862

				33,247,822
Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac, Series K013, Class A2, 3.97%, 1/25/21 (m)		1,870		1,993,051
Interest Only Collateralized Mortgage Obligations — 0.7%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, (1 mo. LIBOR + 9.200%), 1.20%, 4/25/23 (a)		36		864
Series 2012-96, Class DI, 4.00%, 2/25/27		5,151		411,691
Series 2012-M9, Class X1, 4.11%, 12/25/17 (m)		3,751		20,323
Series 2012-47, Class NI, 4.50%, 4/25/42		5,239		1,105,686
Series G92-05, Class H, 9.00%, 1/25/22		—	(l)	13
Series 094, Class 2, 9.50%, 8/25/21		—	(l)	23
Series 1990-136, Class S, 18.85%, 11/25/20 (a)		1		1
Series G-10, Class S, 972.61%, 5/25/21 (a)		—	(l)	1
Freddie Mac Mortgage-Backed Securities:
Series K707, Class X1, 1.66%, 12/25/18 (m)		4,673		68,265
Series 2611, Class QI, 5.50%, 9/15/32		370		13,323
Series 1254, Class Z, 8.50%, 4/15/22		17		2,699
Series 1043, Class H, (1 mo. LIBOR + 45.00%), 39.48%, 2/15/21 (a)		1		1
Ginnie Mae Mortgage-Backed Securities (a):
Series 2009-78, Class SD, (1 mo. LIBOR + 6.200%), 4.97%, 9/20/32		5,378		900,603
Series 2009-116, Class KS, (1 mo. LIBOR + 6.470%), 5.24%, 12/16/39		1,982		309,906

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

U.S. Government Sponsored Agency Securities		Par (000)		Value
Interest Only Collateralized Mortgage Obligations (continued)
Fannie Mae Mortgage-Backed Securities (continued):
Series 2011-52, Class NS, (1 mo. LIBOR + 6.670%), 5.44%, 4/16/41	USD	15,254		$2,848,517

				5,681,916
Mortgage-Backed Securities — 4.1%
Fannie Mae Mortgage-Backed Securities (d):
3.00%, 8/01/43		10,211		10,387,196
4.00%, 12/01/41 - 12/01/43		5,360		5,706,501
4.50%, 7/01/41 - 4/01/42		11,424		12,388,703
5.00%, 8/01/34		1,976		2,180,102
5.50%, 6/01/38		945		1,053,727
6.00%, 12/01/38		804		910,873
Freddie Mac Mortgage-Backed Securities, 6.00%, 9/1/17 - 12/1/18		13		13,548
Ginnie Mae Mortgage-Backed Securities:
5.50%, 8/15/33		57		62,928
8.00%, 7/15/24		—	(l)	199

				32,703,777
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities (h):
Series 203, Class 1, 0.00%, 2/25/23		2		1,967
Series 1993-51, Class E, 0.00%, 2/25/23		7		6,531
Series 1993-70, Class A, 0.00%, 5/25/23		1		1,051
Series 0228, Class 1, 0.00%, 6/25/23		2		1,759

				11,308
Total U.S. Government Sponsored Agency Securities — 10.6%				85,417,532

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bonds (d):
3.00%, 11/15/44	61,400	$64,928,102
2.50%, 2/15/46	55,000	52,512,109
Total U.S. Treasury Obligations — 14.6%		117,440,211
Total Long-Term Investments (Cost — $1,029,634,150) — 134.6%		1,085,443,121
Short-Term Securities	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (o)(p)	4,374,729	4,374,729
Total Short-Term Securities (Cost — $4,374,729) — 0.5%		4,374,729
Options Purchased (Cost — $6,522,690) — 0.8%		6,727,126
Total Investments Before Options Written (Cost — $1,040,531,569) — 135.9%		1,096,544,976
Options Written (Premiums Received — $5,291,168) — (0.7)%		(5,474,806)
Total Investments, Net of Options Written (Cost — $1,035,240,401) — 135.2%		1,091,070,170
Liabilities in Excess of Other Assets — (35.2)%		(284,222,411)

Net Assets — 100.0%		$806,847,759

Notes to Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(g)	Perpetual security with no stated maturity date.

(h)	Zero-coupon bond.

(i)	Convertible security.

(j)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(k)	Variable rate security. Rate shown is the rate in effect as of period end.

(l)	Amount is less than $500.

(m)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(o)	Annualized 7-day yield as of period end.

(p)	During the year ended August 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliate	Shares Investment Value Held at August 31, 2016	Net Activity	Shares Investment Value Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	4,374,729	4,374,729	$4,374,729	$111,581	$77	—
BlackRock Liquidity Funds, TempFund, Institutional Class	12,926,909	(12,926,909)	—	—	49	—	—
Total				$4,374,729	$111,630	$77	—

[1] Includes net capital gain distributions.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	31

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

For Trust’s compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
BNP Paribas Securities Corp.	1.27%	12/19/16	Open	$1,011,169	$1,018,036	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas Securities Corp.	1.27%	12/19/16	Open	809,375	814,872	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas Securities Corp.	1.27%	12/19/16	Open	1,318,625	1,327,580	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas Securities Corp.	1.27%	12/19/16	Open	614,831	619,007	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas Securities Corp.	1.22%	12/29/16	Open	60,555,750	60,904,602	U.S. Treasury Obligations	Open/Demand
Deutsche Bank AG	1.07%	2/27/17	Open	22,562,500	22,675,325	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets, LLC	1.59%	4/06/17	Open	7,780,528	7,826,504	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	4/06/17	Open	7,038,550	7,080,142	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	4/06/17	Open	7,670,085	7,715,409	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	4/06/17	Open	2,655,250	2,670,940	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.61%	6/15/17	Open	802,000	804,654	Corporate Bonds	Open/Demand
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.18%	6/15/17	Open	1,311,500	1,314,922	U.S. Government Sponsored Agency Securities	Open/Demand
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.18%	6/15/17	Open	788,906	790,942	U.S. Government Sponsored Agency Securities	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	3,648,000	3,659,096	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	3,665,000	3,676,148	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	8,069,000	8,093,543	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	3,945,000	3,956,999	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	6/19/17	Open	3,823,000	3,836,566	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	3,329,300	3,340,034	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	2,586,000	2,594,338	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	3,558,938	3,570,412	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	2,472,500	2,480,472	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	3,251,250	3,261,733	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	3,080,000	3,089,930	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	7,128,138	7,151,120	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	4,579,375	4,594,140	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	3,660,000	3,671,800	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	3,315,000	3,325,688	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	4,634,500	4,649,442	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	1.16%	6/20/17	Open	28,687,500	28,753,744	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	1,930,000	1,936,052	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	1,807,500	1,813,168	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	1,555,750	1,560,629	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	2,091,000	2,097,557	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	1,641,500	1,646,648	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	4,850,000	4,865,209	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	2,480,000	2,487,777	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	2,300,002	2,307,215	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	2,286,900	2,294,071	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	1,867,500	1,873,356	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	3,306,250	3,316,618	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	1,928,180	1,934,226	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	2,002,725	2,009,005	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/27/17	Open	1,220,837	1,224,149	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/27/17	Open	590,200	591,801	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/27/17	Open	2,544,013	2,550,913	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/27/17	Open	1,564,875	1,569,119	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/27/17	Open	2,370,000	2,376,428	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	3,050,000	3,051,876	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	8,924,000	8,929,488	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	2,439,000	2,440,500	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	3,091,000	3,092,901	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	1,021,000	1,021,628	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	2,106,000	2,107,295	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	10,037,000	10,043,173	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	876,000	876,539	U.S. Government Sponsored Agency Securities	Up to 30 days
RBC Capital Markets, LLC	1.59%	8/30/17	Open	3,509,000	3,509,155	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/30/17	Open	1,901,250	1,901,334	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/30/17	Open	2,154,375	2,154,470	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/30/17	Open	2,227,500	2,227,598	Corporate Bonds	Open/Demand
Total				$288,024,927	$289,078,038

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)		Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund	2	November 2017	$2		$(1,252)
Euro Bund	1	November 2017	—	[1]	(906)
5-Year U.S. Treasury Note	262	December 2017	$31,047		50,378
10-Year U.S. Ultra Long Treasury Note	49	December 2017	$6,690		28,265
Euro Bund	11	December 2017	$2,124		4,705
90-Day Euro Future	357	December 2018	$87,804		257,146

					338,336

Short Contracts
Euro Bund	(1)	September 2017	$197		(787)
German Euro Schatz	(150)	September 2017	$20,047		(6,371)
2-Year U.S. Treasury Note	(259)	December 2017	$56,025		(8,438)
10-Year U.S. Treasury Note	(514)	December 2017	$65,270		(235,723)
90-Day Euro Dollar	(60)	December 2017	$14,788		(15,343)
Long U.S. Treasury Bond	(151)	December 2017	$23,570		(162,150)
Ultra Long U.S. Treasury Bond	(4)	December 2017	$676		(5,415)
90-Day Euro Future	(357)	December 2019	$87,657		(347,890)

					(782,117)
Total					$(443,781)

[1] Amount less than $500.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,599,299	EUR	1,735,000	Barclays Bank PLC	9/01/17	$880
EUR	1,735,000	AUD	2,538,381	Barclays Bank PLC	9/01/17	47,546
EUR	1,735,000	AUD	2,550,051	Barclays Bank PLC	9/01/17	38,269
EUR	1,735,000	AUD	2,553,174	Barclays Bank PLC	9/01/17	35,787
EUR	1,735,000	AUD	2,558,646	Barclays Bank PLC	9/01/17	31,437
EUR	1,735,000	AUD	2,578,512	Barclays Bank PLC	9/01/17	15,644
EUR	11,105,000	AUD	16,587,372	Deutsche Bank AG	9/01/17	33,826
EUR	1,040,000	AUD	1,509,902	Morgan Stanley & Co. International PLC	9/01/17	37,772
USD	11,997,555	GBP	9,134,000	HSBC Bank USA N.A.	9/06/17	186,008
USD	1,117,471	GBP	851,000	State Street Bank and Trust Co.	9/06/17	17,008
AUD	2,598,176	GBP	1,530,000	Citibank N.A.	9/12/17	86,391
CAD	2,539,671	AUD	2,545,000	Citibank N.A.	9/12/17	10,979
CAD	5,491,658	EUR	3,660,000	Citibank N.A.	9/12/17	39,614
CAD	2,545,013	NZD	2,740,000	BNP Paribas S.A.	9/12/17	71,207
CHF	1,944,872	USD	2,000,000	State Street Bank and Trust Co.	9/12/17	29,015
EUR	1,730,000	AUD	2,546,686	Bank of America N.A.	9/12/17	35,854
EUR	3,660,000	CAD	5,432,436	Credit Suisse International	9/12/17	7,816
EUR	3,670,000	CHF	3,988,042	Citibank N.A.	9/12/17	209,877
EUR	1,720,000	GBP	1,522,556	BNP Paribas S.A.	9/12/17	79,036
NOK	16,474,915	GBP	1,530,000	BNP Paribas S.A.	9/12/17	145,098
NOK	15,862,121	GBP	1,540,000	Barclays Bank PLC	9/12/17	53,162
NOK	15,734,268	NZD	2,730,000	Citibank N.A.	9/12/17	68,618
NOK	31,410,920	NZD	5,560,000	Credit Suisse International	9/12/17	58,019
SEK	16,676,306	AUD	2,570,000	BNP Paribas S.A.	9/12/17	56,691
SEK	16,402,385	EUR	1,705,000	Barclays Bank PLC	9/12/17	34,654
SEK	16,110,212	EUR	1,690,000	Citibank N.A.	9/12/17	15,732
SEK	33,073,784	EUR	3,440,000	Citibank N.A.	9/12/17	67,451
SEK	16,120,191	GBP	1,550,000	BNP Paribas S.A.	9/12/17	24,803
USD	2,007,771	NZD	2,760,000	BNP Paribas S.A.	9/12/17	26,367
EUR	5,170,000	GBP	4,692,716	Credit Suisse International	9/26/17	88,982

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	33

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,258,350	EUR	4,409,000	BNP Paribas S.A.	10/04/17	$1,393
USD	1,464,645	EUR	1,227,000	Deutsche Bank AG	10/04/17	1,664
CHF	1,903,855	USD	1,985,000	Barclays Bank PLC	10/18/17	5,943
USD	1,985,000	CHF	1,882,048	Barclays Bank PLC	10/18/17	16,862
USD	2,007,769	GBP	1,515,000	Barclays Bank PLC	10/18/17	45,853
USD	2,010,000	JPY	217,603,022	Barclays Bank PLC	10/25/17	26,041
SEK	16,356,140	NOK	15,985,000	Morgan Stanley & Co. International PLC	10/30/17	1,941

						1,753,240

AUD	2,529,856	EUR	1,735,000	Barclays Bank PLC	9/01/17	(54,324)
AUD	2,541,164	EUR	1,735,000	Barclays Bank PLC	9/01/17	(45,334)
AUD	2,548,757	EUR	1,735,000	Barclays Bank PLC	9/01/17	(39,298)
AUD	2,551,491	EUR	1,735,000	Barclays Bank PLC	9/01/17	(37,125)
AUD	2,560,716	EUR	1,735,000	Barclays Bank PLC	9/01/17	(29,791)
AUD	2,562,290	EUR	1,735,000	Barclays Bank PLC	9/01/17	(28,540)
AUD	2,565,390	EUR	1,735,000	Barclays Bank PLC	9/01/17	(26,075)
AUD	2,570,741	EUR	1,735,000	Barclays Bank PLC	9/01/17	(21,822)
AUD	2,572,691	EUR	1,735,000	Barclays Bank PLC	9/01/17	(20,272)
AUD	2,582,735	EUR	1,735,000	Barclays Bank PLC	9/01/17	(12,287)
AUD	2,589,670	EUR	1,735,000	Barclays Bank PLC	9/01/17	(6,774)
USD	2,218,853	EUR	1,879,000	Deutsche Bank AG	9/06/17	(18,114)
USD	742,684	EUR	629,130	JPMorgan Chase Bank N.A.	9/06/17	(6,301)
USD	1,255,358	EUR	1,063,417	JPMorgan Chase Bank N.A.	9/06/17	(10,650)
USD	10,163,507	EUR	8,602,000	State Street Bank and Trust Co.	9/06/17	(77,253)
AUD	2,581,989	EUR	1,730,000	BNP Paribas S.A.	9/12/17	(7,792)
AUD	2,570,000	SEK	16,661,146	Bank of America N.A.	9/12/17	(54,782)
CAD	2,518,331	AUD	2,540,000	Citibank N.A.	9/12/17	(2,137)
CHF	3,978,684	EUR	3,670,000	Bank of America N.A.	9/12/17	(219,641)
CHF	1,322,559	USD	1,384,205	Bank of America N.A.	9/12/17	(4,426)
CHF	1,356,127	USD	1,419,337	Bank of America N.A.	9/12/17	(4,538)
CHF	559,649	USD	585,795	Citibank N.A.	9/12/17	(1,934)
CHF	573,853	USD	600,663	Citibank N.A.	9/12/17	(1,983)
EUR	1,705,000	SEK	16,231,087	Barclays Bank PLC	9/12/17	(13,087)
EUR	3,380,000	SEK	32,266,494	Deutsche Bank AG	9/12/17	(37,264)
GBP	1,530,000	AUD	2,565,203	Goldman Sachs International	9/12/17	(60,182)
GBP	1,539,625	EUR	1,720,000	BNP Paribas S.A.	9/12/17	(56,959)
GBP	1,560,000	NOK	15,735,720	Morgan Stanley & Co. International PLC	9/12/17	(10,998)
GBP	1,570,000	USD	2,033,905	Bank of America N.A.	9/12/17	(3,298)
NOK	34,000,000	SEK	34,919,802	Citibank N.A.	9/12/17	(13,096)
NZD	2,740,000	CAD	2,528,280	BNP Paribas S.A.	9/12/17	(57,806)
NZD	2,760,000	USD	1,989,808	Citibank N.A.	9/12/17	(8,405)
SEK	34,131,135	NOK	34,000,000	BNP Paribas S.A.	9/12/17	(86,198)
USD	2,005,000	CHF	1,927,888	Barclays Bank PLC	9/12/17	(6,296)
USD	2,020,000	CHF	1,940,252	Citibank N.A.	9/12/17	(4,196)
USD	3,990,000	CHF	3,841,807	Goldman Sachs International	9/12/17	(18,020)
USD	1,990,000	CHF	1,923,850	Royal Bank of Canada	9/12/17	(17,084)
USD	2,003,381	GBP	1,570,000	BNP Paribas S.A.	9/12/17	(27,227)
GBP	1,513,325	EUR	1,690,000	Barclays Bank PLC	9/26/17	(55,819)
GBP	1,544,667	EUR	1,765,000	Barclays Bank PLC	9/26/17	(104,645)
GBP	1,526,172	EUR	1,715,000	Credit Suisse International	9/26/17	(68,989)
USD	1,454,476	EUR	1,227,000	Royal Bank of Scotland PLC	10/04/17	(8,506)
USD	5,226,393	EUR	4,409,000	Royal Bank of Scotland PLC	10/04/17	(30,564)
USD	1,094,129	GBP	846,000	UBS AG	10/04/17	(953)
USD	11,765,436	GBP	9,097,242	UBS AG	10/04/17	(10,246)
GBP	1,525,000	USD	1,993,648	Goldman Sachs International	10/18/17	(18,781)
JPY	220,016,610	USD	2,010,000	Barclays Bank PLC	10/25/17	(4,035)
NOK	16,040,000	SEK	16,449,535	Barclays Bank PLC	10/30/17	(6,633)

						(1,460,480)
Net Unrealized Appreciation						$292,760

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased
				Received by the Trust		Paid by the Trust
Description	Counterparty	Expiration Date	Exercise Rate	Rate	Frequency	Rate	Frequency	Notional Amount (000)		Value
Call
1-Year Interest Rate Swap, 3/07/19	JPMorgan Chase Bank N.A.	3/05/18	1.94%	1.94%	Semi-annual	3-Month LIBOR	Quarterly	USD	27,900	$110,044
1-Year Interest Rate Swap, 3/07/19	JPMorgan Chase Bank N.A.	3/05/18	1.94%	1.94%	Semi-annual	3-Month LIBOR	Quarterly	USD	9,700	38,259
2-Year Interest Rate Swap, 10/19/20	Deutsche Bank AG	10/17/18	1.25%	1.25%	Semi-annual	3-Month LIBOR	Quarterly	USD	10,000	13,233
10-Year Interest Rate Swap, 3/15/29	Barclays Bank PLC	3/13/19	2.75%	2.75%	Semi-annual	3-Month LIBOR	Quarterly	USD	2,290	137,768
2-Year Interest Rate Swap, 3/29/21	Deutsche Bank AG	3/27/19	2.25%	2.25%	Semi-annual	3-Month LIBOR	Quarterly	USD	20,000	230,605
2-Year Interest Rate Swap, 4/27/21	Barclays Bank PLC	4/25/19	2.00%	2.00%	Semi-annual	3-Month LIBOR	Quarterly	USD	40,000	331,827
15-Year Interest Rate Swap, 6/10/35	Barclays Bank PLC	6/08/20	0.65%	0.65%	Semi-annual	6-Month LIBOR	Semi-annual	JPY	125,000	31,671
10-Year Interest Rate Swap, 1/27/37[1]	Deutsche Bank AG	1/25/27	2.60%	2.60%	Semi-annual	3-Month LIBOR	Quarterly	USD	1,900	(7,604)
10-Year Interest Rate Swap, 2/10/37	Deutsche Bank AG	2/08/27	2.40%	2.40%	Semi-annual	3-Month LIBOR	Quarterly	USD	1,875	108,991
										994,794

[1] Forward settling swaption.
Put
30-Year Interest Rate Swap,	Goldman Sachs Bank USA	1/03/18	3.10%	3-Month LIBOR	Quarterly	3.10%	Quarterly	USD	3,000	5,241
30-Year Interest Rate Swap, 6/03/48	Barclays Bank PLC	6/01/18	3.30%	3-Month LIBOR	Quarterly	3.30%	Semi-annual	USD	1,830	8,917
30-Year Interest Rate Swap, 6/03/48	Barclays Bank PLC	6/01/18	3.60%	3-Month LIBOR	Quarterly	3.60%	Semi-annual	USD	2,290	4,865
30-Year Interest Rate Swap, 6/03/48	Barclays Bank PLC	6/01/18	3.90%	3-Month LIBOR	Quarterly	3.90%	Semi-annual	USD	2,750	2,613
1-Year Interest Rate Swap, 3/06/20	Goldman Sachs Bank USA	3/04/19	0.15%	6-Month EURIBOR	Semi-annual	0.15%	Annual	EUR	34,880	42,380
30-Year Interest Rate Swap, 3/06/49	Goldman Sachs Bank USA	3/04/19	4.00%	3-Month LIBOR	Quarterly	4.00%	Semi-annual	USD	1,600	7,362
15-Year Interest Rate Swap, 5/17/35	Barclays Bank PLC	5/15/20	1.10%	6-Month LIBOR	Semi-annual	1.10%	Semi-annual	JPY	250,000	24,615
15-Year Interest Rate Swap, 6/10/35	Barclays Bank PLC	6/08/20	0.65%	6-Month LIBOR	Semi-annual	0.65%	Semi-annual	JPY	125,000	29,524
10-Year Interest Rate Swap, 2/03/31	Bank of America N.A.	2/01/21	3.50%	3-Month LIBOR	Quarterly	3.50%	Semi-annual	USD	4,000	71,453
10-Year Interest Rate Swap, 2/03/31	Citibank N.A.	2/01/21	3.50%	3-Month LIBOR	Quarterly	3.50%	Semi-annual	USD	4,380	78,241
5-Year Interest Rate Swap, 10/27/26	JPMorgan Chase Bank N.A.	10/25/21	3.25%	3-Month LIBOR	Quarterly	3.25%	Semi-annual	USD	3,445	46,302
5-Year Interest Rate Swap, 10/29/26	Barclays Bank PLC	10/27/21	3.15%	3-Month LIBOR	Quarterly	3.15%	Semi-annual	USD	16,560	242,156
5-Year Interest Rate Swap, 12/18/26	Goldman Sachs Bank USA	12/16/21	3.25%	3-Month LIBOR	Quarterly	3.25%	Semi-annual	USD	6,050	85,152
5-Year Interest Rate Swap, 12/18/26	JPMorgan Chase Bank N.A.	12/16/21	3.25%	3-Month LIBOR	Quarterly	3.25%	Semi-annual	USD	6,200	87,263
5-Year Interest Rate Swap, 1/06/27	Barclays Bank PLC	1/04/22	3.35%	3-Month LIBOR	Quarterly	3.35%	Semi-annual	USD	19,050	250,976
10-Year Interest Rate Swap, 1/13/32	Credit Suisse International	1/11/22	1.25%	6-Month LIBOR	Semi-annual	1.25%	Semi-annual	JPY	250,000	20,398
10-Year Interest Rate Swap, 2/24/32	Credit Suisse International	2/22/22	1.55%	6-Month LIBOR	Semi-annual	1.55%	Semi-annual	JPY	250,000	16,382
10-Year Interest Rate Swap, 3/18/32	JPMorgan Chase Bank N.A.	3/16/22	1.60%	6-Month LIBOR	Semi-annual	1.60%	Semi-annual	JPY	250,000	16,109
10-Year Interest Rate Swap, 4/06/32	JPMorgan Chase Bank N.A.	4/04/22	1.45%	6-Month LIBOR	Semi-annual	1.45%	Semi-annual	JPY	250,000	18,505
15-Year Interest Rate Swap, 5/05/37	Goldman Sachs Bank USA	5/03/22	3.25%	3-Month LIBOR	Quarterly	3.25%	Semi-annual	USD	4,050	174,451

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	35

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)
				Received by the Trust		Paid by the Trust
Description	Counterparty	Expiration Date	Exercise Rate	Rate	Frequency	Rate	Frequency	Notional Amount (000)		Value
Put
15-Year Interest Rate Swap, 5/05/37	Goldman Sachs Bank USA	5/03/22	3.25%	3-Month LIBOR	Quarterly	3.25%	Semi-annual	USD	3,950	$170,144
10-Year Interest Rate Swap, 8/18/32	JPMorgan Chase Bank N.A.	8/16/22	3.00%	3-Month LIBOR	Quarterly	3.00%	Semi-annual	USD	22,000	893,349
10-Year Interest Rate Swap, 4/14/37	JPMorgan Chase Bank N.A.	4/12/27	3.00%	3-Month LIBOR	Quarterly	3.00%	Semi-annual	USD	2,590	142,238
20-Year Interest Rate Swap, 8/11/53	Barclays Bank PLC	8/09/33	4.00%	6-Month EURIBOR	Semi-annual	4.00%	Annual	EUR	2,410	88,762
										2,527,398

Total										$3,522,192

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AUD Currency	Barclays Bank PLC	—	9/04/17	CAD	1.02	AUD	20,115	$144
EUR Currency	Barclays Bank PLC	—	9/22/17	GBP	0.90	EUR	14,325	416,081
USD Currency	Morgan Stanley & Co. International PLC	—	9/27/17	CHF	0.98	USD	16,100	37,127
USD Currency	Morgan Stanley & Co. International PLC	—	9/27/17	CHF	0.96	USD	16,100	136,222
EUR Currency	Barclays Bank PLC	—	9/28/17	NZD	1.74	EUR	13,385	14,436
EUR Currency	Barclays Bank PLC	—	9/28/17	NZD	1.68	EUR	13,385	98,314
USD Currency	Deutsche Bank AG	—	10/16/17	CHF	1.00	USD	15,860	27,707
NOK Currency	Barclays Bank PLC	—	10/26/17	SEK	1.06	NOK	66,895	10,511
EUR Currency	HSBC Bank PLC	—	11/14/17	JPY	132.00	EUR	13,555	198,367
CAD Currency	Goldman Sachs International	—	11/29/17	JPY	90.00	CAD	20,105	129,654
EUR Currency	Barclays Bank PLC	—	11/29/17	CAD	1.55	EUR	6,855	44,010
EUR Currency	JPMorgan Chase Bank N.A.	—	11/29/17	GBP	0.93	EUR	13,655	200,220
								1,312,793

Put
GBP Currency	Goldman Sachs International	—	9/27/17	SEK	10.30	GBP	12,365	172,028
NZD Currency	Deutsche Bank AG	—	9/27/17	CAD	0.93	NZD	21,285	573,603
GBP Currency	Goldman Sachs International	—	10/16/17	NOK	10.30	GBP	12,355	461,490
GBP Currency	Goldman Sachs International	—	10/16/17	USD	1.25	GBP	12,190	27,491
GBP Currency	Morgan Stanley & Co. International PLC	—	10/16/17	NOK	10.20	GBP	12,355	342,499
USD Currency	Barclays Bank PLC	—	10/23/17	JPY	107.00	USD	15,985	80,996
GBP Currency	Morgan Stanley & Co. International PLC	—	11/29/17	NOK	9.80	GBP	12,500	122,683
NZD Currency	Citibank N.A.	—	11/29/17	USD	0.69	NZD	22,155	111,351
								1,892,141

Total								$3,204,934

OTC Interest Rate Swaptions Written
				Received by the Trust		Paid by the Trust
Description	Counterparty	Expiration Date	Exercise Rate	Rate	Frequency	Rate	Frequency	Notional Amount (000)		Value
Call
5-Year Interest Rate Swap, 12/06/22	Goldman Sachs Bank USA	12/04/17	0.15%	6-Month EURIBOR	Semi-annual	0.15%	Annual	EUR	5,700	$(13,959)
5-Year Interest Rate Swap, 12/20/22	Morgan Stanley & Co. International PLC	12/18/17	1.70%	3-Month LIBOR	Quarterly	1.70%	Semi-annual	USD	7,600	(28,552)
2-Year Interest Rate Swap, 3/03/20	Goldman Sachs Bank USA	3/01/18	1.60%	3-Month LIBOR	Quarterly	1.60%	Semi-annual	USD	24,400	(52,608)
5-Year Interest Rate Swap, 3/07/23	JPMorgan Chase Bank N.A.	3/05/18	2.41%	3-Month LIBOR	Quarterly	2.41%	Semi-annual	USD	5,580	(158,278)

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)
				Received by the Trust		Paid by the Trust
Description	Counterparty	Expiration Date	Exercise Rate	Rate	Frequency	Rate	Frequency	Notional Amount (000)		Value
Call
5-Year Interest Rate Swap, 3/07/23	JPMorgan Chase Bank N.A.	3/05/18	2.41%	3-Month LIBOR	Quarterly	2.41%	Semi-annual	USD	1,940	$(55,028)
5-Year Interest Rate Swap, 3/15/23	Barclays Bank PLC	3/13/18	0.10%	6-Month EURIBOR	Semi-annual	0.10%	Annual	EUR	11,520	(26,905)
10-Year Interest Rate Swap, 7/15/28	Deutsche Bank AG	7/13/18	2.45%	3-Month LIBOR	Quarterly	2.45%	Semi-annual	USD	2,000	(76,526)
2-Year Interest Rate Swap, 10/19/20	Deutsche Bank AG	10/17/18	0.90%	3-Month LIBOR	Quarterly	0.90%	Semi-annual	USD	20,000	(8,834)
10-Year Interest Rate Swap, 3/15/29	Barclays Bank PLC	3/13/19	2.00%	3-Month LIBOR	Quarterly	2.00%	Semi-annual	USD	4,580	(101,159)
2-Year Interest Rate Swap, 3/23/21	Goldman Sachs Bank USA	3/21/19	1.60%	3-Month LIBOR	Quarterly	1.60%	Semi-annual	USD	15,400	(63,695)
2-Year Interest Rate Swap, 3/29/21	Deutsche Bank AG	3/27/19	1.75%	3-Month LIBOR	Quarterly	1.75%	Semi-annual	USD	30,000	(164,555)
2-Year Interest Rate Swap, 3/30/21	JPMorgan Chase Bank N.A.	3/28/19	1.75%	3-Month LIBOR	Quarterly	1.75%	Semi-annual	USD	8,470	(46,418)
2-Year Interest Rate Swap, 4/14/21	JPMorgan Chase Bank N.A.	4/12/19	1.60%	3-Month LIBOR	Quarterly	1.60%	Semi-annual	USD	6,700	(28,466)
2-Year Interest Rate Swap, 4/27/21	Barclays Bank PLC	4/25/19	1.50%	3-Month LIBOR	Quarterly	1.50%	Semi-annual	USD	80,000	(286,040)
2-Year Interest Rate Swap, 5/08/21	JPMorgan Chase Bank N.A.	5/06/19	1.65%	3-Month LIBOR	Quarterly	1.65%	Semi-annual	USD	28,440	(136,246)
5-Year Interest Rate Swap, 1/07/27	Goldman Sachs Bank USA	1/05/22	1.70%	3-Month LIBOR	Quarterly	1.70%	Semi-annual	USD	5,000	(84,259)
5-Year Interest Rate Swap, 2/10/27	Deutsche Bank AG	2/08/22	1.75%	3-Month LIBOR	Quarterly	1.75%	Semi-annual	USD	5,000	(88,790)
										(1,420,318)

Put
5-Year Interest Rate Swap, 12/06/22	Barclays Bank PLC	12/04/17	0.65%	0.65%	Annual	6-Month EURIBOR	Semi-annual	EUR	7,200	(1,987)
5-Year Interest Rate Swap, 12/20/22	Morgan Stanley & Co. International PLC	12/18/17	2.00%	2.00%	Semi-annual	3-Month LIBOR	Quarterly	USD	7,600	(20,239)
10-Year Interest Rate Swap, 1/05/28	Goldman Sachs Bank USA	1/03/18	3.00%	3.00%	Semi-annual	3-Month LIBOR	Quarterly	USD	7,430	(3,413)
10-Year Interest Rate Swap, 2/18/28	Barclays Bank PLC	2/16/18	2.60%	2.60%	Semi-annual	3-Month LIBOR	Quarterly	USD	4,970	(18,058)
2-Year Interest Rate Swap, 4/08/20	JPMorgan Chase Bank N.A.	4/06/18	2.15%	2.15%	Semi-annual	3-Month LIBOR	Quarterly	USD	8,320	(2,839)
2-Year Interest Rate Swap, 4/14/20	Goldman Sachs Bank USA	4/12/18	1.75%	1.75%	Semi-annual	3-Month LIBOR	Quarterly	USD	38,200	(75,913)
30-Year Interest Rate Swap, 6/03/48	Barclays Bank PLC	6/01/18	2.95%	2.95%	Semi-annual	3-Month LIBOR	Quarterly	USD	1,830	(23,587)
2-Year Interest Rate Swap, 6/29/20	Goldman Sachs Bank USA	6/27/18	1.45%	1.45%	Semi-annual	3-Month LIBOR	Quarterly	USD	10,000	(61,957)
10-Year Interest Rate Swap, 7/15/28	Deutsche Bank AG	7/13/18	2.45%	2.45%	Semi-annual	3-Month LIBOR	Quarterly	USD	2,000	(26,198)
10-Year Interest Rate Swap, 7/18/28	JPMorgan Chase Bank N.A.	7/16/18	2.75%	2.75%	Semi-annual	3-Month LIBOR	Quarterly	USD	2,000	(13,578)
10-Year Interest Rate Swap, 7/21/28	Deutsche Bank AG	7/19/18	2.70%	2.70%	Semi-annual	3-Month LIBOR	Quarterly	USD	3,240	(25,093)
10-Year Interest Rate Swap, 7/28/28	UBS AG	7/26/18	2.75%	2.75%	Semi-annual	3-Month LIBOR	Quarterly	USD	2,000	(14,293)
10-Year Interest Rate Swap, 8/12/28	Deutsche Bank AG	8/10/18	2.55%	2.55%	Semi-annual	3-Month LIBOR	Quarterly	USD	3,500	(41,355)
10-Year Interest Rate Swap, 8/18/28	JPMorgan Chase Bank N.A.	8/16/18	2.70%	2.70%	Semi-annual	3-Month LIBOR	Quarterly	USD	31,000	(271,673)
10-Year Interest Rate Swap, 8/29/28	Deutsche Bank AG	8/27/18	2.75%	2.75%	Semi-annual	3-Month LIBOR	Quarterly	USD	2,000	(16,402)
2-Year Interest Rate Swap, 9/08/20	Goldman Sachs Bank USA	9/06/18	1.50%	1.50%	Semi-annual	3-Month LIBOR	Quarterly	USD	26,000	(170,050)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	37

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)
				Received by the Trust		Paid by the Trust
Description	Counterparty	Expiration Date	Exercise Rate	Rate	Frequency	Rate	Frequency	Notional Amount (000)		Value
Put
2-Year Interest Rate Swap, 10/19/20	Barclays Bank PLC	10/17/18	2.50%	2.50%	Semi-annual	3-Month LIBOR	Quarterly	USD	5,000	$(3,492)
5-Year Interest Rate Swap, 3/06/24	Goldman Sachs Bank USA	3/04/19	0.64%	0.64%	Annual	3-Month LIBOR	Semi-annual	EUR	6,980	(80,778)
2-Year Interest Rate Swap, 3/23/21	Goldman Sachs Bank USA	3/21/19	2.60%	2.60%	Semi-annual	3-Month LIBOR	Quarterly	USD	15,400	(20,874)
2-Year Interest Rate Swap, 3/30/21	JPMorgan Chase Bank N.A.	3/28/19	2.75%	2.75%	Semi-annual	3-Month LIBOR	Quarterly	USD	8,470	(8,886)
2-Year Interest Rate Swap, 4/10/21	JPMorgan Chase Bank N.A.	4/08/19	2.35%	2.35%	Semi-annual	3-Month LIBOR	Quarterly	USD	7,530	(17,591)
2-Year Interest Rate Swap, 4/14/21	JPMorgan Chase Bank N.A.	4/12/19	2.60%	2.60%	Semi-annual	3-Month LIBOR	Quarterly	USD	13,400	(20,038)
2-Year Interest Rate Swap, 5/08/21	JPMorgan Chase Bank N.A.	5/06/19	2.65%	2.65%	Semi-annual	3-Month LIBOR	Quarterly	USD	28,440	(43,149)
15-Year Interest Rate Swap, 5/17/35	Barclays Bank PLC	5/15/20	2.10%	2.10%	Semi-annual	6-Month LIBOR	Semi-annual	JPY	250,000	(7,942)
10-Year Interest Rate Swap, 2/03/31	Bank of America N.A.	2/01/21	5.50%	5.50%	Semi-annual	3-Month LIBOR	Quarterly	USD	10,000	(25,851)
10-Year Interest Rate Swap, 2/03/31	Citibank N.A.	2/01/21	5.50%	5.50%	Semi-annual	3-Month LIBOR	Quarterly	USD	10,950	(28,307)
5-Year Interest Rate Swap, 5/05/27	Goldman Sachs Bank USA	5/03/22	3.25%	3.25%	Semi-annual	3-Month LIBOR	Quarterly	USD	10,130	(158,826)
5-Year Interest Rate Swap, 5/05/27	Goldman Sachs Bank USA	5/03/22	3.25%	3.25%	Semi-annual	3-Month LIBOR	Quarterly	USD	9,870	(154,750)
										(1,357,119)

Total										$(2,777,437)

OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AUD Currency	Citibank N.A.	—	9/04/17	CAD	1.02	AUD	20,115	$(144)
EUR Currency	JPMorgan Chase Bank N.A.	—	9/22/17	GBP	0.90	EUR	14,325	(407,742)
NZD Currency	Citibank N.A.	—	9/27/17	USD	0.74	NZD	16,575	(15,435)
USD Currency	Morgan Stanley & Co. International PLC	—	9/27/17	CHF	0.97	USD	32,200	(147,251)
EUR Currency	Barclays Bank PLC	—	9/28/17	NZD	1.71	EUR	26,770	(79,161)
GBP Currency	Goldman Sachs International	—	10/16/17	USD	1.35	GBP	12,190	(11,854)
EUR Currency	HSBC Bank PLC	—	11/14/17	JPY	135.00	EUR	20,330	(122,607)
EUR Currency	JPMorgan Chase Bank N.A.	—	11/29/17	GBP	0.95	EUR	13,655	(100,622)
								(884,816)

Put
GBP Currency	Deutsche Bank AG	—	9/04/17	NOK	10.25	GBP	12,110	(341,298)
NZD Currency	Citibank N.A.	—	9/04/17	USD	0.72	NZD	21,580	(69,446)
GBP Currency	Goldman Sachs International	—	9/28/17	SEK	10.05	GBP	12,440	(41,679)
GBP Currency	Goldman Sachs International	—	10/16/17	NOK	10.20	GBP	12,355	(338,010)
GBP Currency	Morgan Stanley & Co. International PLC	—	10/16/17	NOK	10.30	GBP	12,355	(466,235)
USD Currency	Barclays Bank PLC	—	10/23/17	JPY	105.00	USD	15,985	(38,811)
NZD Currency	Deutsche Bank AG	—	10/27/17	CAD	0.91	NZD	32,160	(517,074)
								(1,812,553)

Total								$(2,697,369)

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	270	$(33,840)	$(9,679)	$(24,161)

[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.

[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1.22%	Semi-annual	3-Month LIBOR	Quarterly	12/13/17[1]	1/31/18	USD	223,540	$1,257	—	$1,257
1.26%	Semi-annual	3-Month LIBOR	Quarterly	12/13/17[1]	1/31/18	USD	223,600	(11,181)	—	(11,181)
0.77%	Semi-annual	3-Month LIBOR	Quarterly	N/A	2/05/18	USD	107,000	272,812	$267	272,545
6-Month EURIBOR	Semi-annual	(0.21)%	Annual	9/11/17[1]	6/14/19	EUR	17,180	(784)	240	(1,024)
3-Month LIBOR	Quarterly	1.64%	Semi-annual	1/04/18[1]	9/30/19	USD	21,100	21,392	249	21,143
3-Month LIBOR	Quarterly	1.62%	Semi-annual	1/04/18[1]	9/30/19	USD	28,100	16,927	331	16,596
1.65%	Semi-annual	3-Month LIBOR	Quarterly	11/21/17[1]	11/21/19	USD	13,200	(19,487)	151	(19,638)
1.87%	Semi-annual	3-Month LIBOR	Quarterly	1/19/18[1]	1/19/20	USD	2,600	(13,437)	29	(13,466)
2.17%	Semi-annual	3-Month LIBOR	Quarterly	3/13/18[1]	3/13/20	USD	5,000	(52,877)	56	(52,933)
1.75%	Semi-annual	3-Month LIBOR	Quarterly	5/21/18[1]	5/21/20	USD	10,950	(18,427)	—	(18,427)
1.83%	Semi-annual	3-Month LIBOR	Quarterly	6/29/18[1]	6/30/20	USD	2,000	(6,224)	—	(6,224)
1.87%	Semi-annual	3-Month LIBOR	Quarterly	7/03/18[1]	7/03/20	USD	2,810	(10,302)	—	(10,302)
1.94%	Semi-annual	3-Month LIBOR	Quarterly	7/09/18[1]	7/07/20	USD	6,000	(29,981)	—	(29,981)
3-Month LIBOR	Quarterly	1.84%	Semi-annual	8/06/18[1]	8/06/20	USD	11,500	30,666	136	30,530
1.55%	Annual	Overnight FED Funds Effective Rate	Annual	1/04/18[1]	2/28/22	USD	7,400	(20,407)	98	(20,505)
1.81%	Semi-annual	3-Month LIBOR	Quarterly	N/A	6/06/22	USD	2,820	(8,841)	—	(8,841)
6-Month EURIBOR	Semi-annual	0.41%	Annual	4/03/18[1]	4/03/23	EUR	1,800	12,465	—	12,465
0.72%	Annual	6-Month EURIBOR	Semi-annual	12/11/17[1]	8/15/26	EUR	1,870	(3,291)	32	(3,323)
3-Month LIBOR	Quarterly	1.97%	Semi-annual	10/27/21[1]	10/27/26	USD	720	(11,184)	9	(11,193)
3-Month LIBOR	Quarterly	2.07%	Semi-annual	10/29/21[1]	10/29/26	USD	6,160	(68,208)	77	(68,285)
3-Month LIBOR	Quarterly	2.95%	Semi-annual	12/21/21[1]	12/21/26	USD	4,100	112,538	828	111,710
3-Month LIBOR	Quarterly	2.75%	Semi-annual	1/05/22[1]	1/05/27	USD	6,930	127,009	87	126,922
3-Month LIBOR	Quarterly	3.02%	Semi-annual	3/14/22[1]	3/14/27	USD	5,220	153,860	63	153,797
3-Month LIBOR	Quarterly	2.32%	Semi-annual	N/A	5/03/27	USD	1,380	32,804	—	32,804
2.17%	Semi-annual	3-Month LIBOR	Quarterly	12/29/17[1]	5/15/27	USD	12,400	(96,117)	195	(96,312)
6-Month EURIBOR	Semi-annual	1.40%	Annual	6/08/22[1]	6/08/27	EUR	200	213	—	213
2.37%	Semi-annual	3-Month LIBOR	Quarterly	N/A	7/13/27	USD	455	(12,769)	—	(12,769)
2.22%	Semi-annual	3-Month LIBOR	Quarterly	N/A	8/18/27	USD	1,330	(18,630)	21	(18,651)
2.13%	Semi-annual	3-Month LIBOR	Quarterly	N/A	8/30/27	USD	445	(2,636)	7	(2,643)
3-Month LIBOR	Quarterly	2.07%	Semi-annual	N/A	8/31/27	USD	1,800	30	28	2
3-Month LIBOR	Quarterly	2.07%	Semi-annual	N/A	8/31/27	USD	900	98	14	84
3-Month LIBOR	Quarterly	2.11%	Semi-annual	N/A	9/05/27	USD	408	1,531	6	1,525
2.90%	Semi-annual	3-Month LIBOR	Quarterly	1/27/27[1]	1/27/37	USD	730	(14,627)	10	(14,637)
3.07%	Semi-annual	3-Month LIBOR	Quarterly	3/22/27[1]	3/20/37	USD	1,000	(32,911)	14	(32,925)
2.68%	Semi-annual	3-Month LIBOR	Quarterly	6/28/27[1]	6/28/37	USD	1,130	(3,504)	—	(3,504)
2.45%	Semi-annual	3-Month LIBOR	Quarterly	12/29/17[1]	11/15/43	USD	1,200	(16,429)	25	(16,454)
Total								$311,348	$2,973	$308,375

[1] Forward Swap.

OTC Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	Deutsche Bank AG	9/20/17	USD	1	$(1)	—	$(1)
Westpac Banking Corp.	1.00%	Quarterly	Deutsche Bank AG	9/20/17	USD	1	1	—	1
Total							—	—	—

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	39

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Hellenic Telecommunications Organization SA	5.00%	Quarterly	Barclays Bank PLC	12/20/21	B+	EUR	20	$3,770	$1,159	$2,611
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Barclays Bank PLC	6/20/22	BB+	EUR	10	1,980	1,882	98
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Credit Suisse International	6/20/22	BB+	EUR	20	3,956	3,795	161
Markit CMBX North America, Series 8	3.00%	Monthly	Barclays Bank PLC	10/17/57	N/R	USD	5,000	(822,770)	(521,588)	(301,182)
Markit CMBX North America, Series 8	3.00%	Monthly	Credit Suisse International	10/17/57	N/R	USD	2,500	(411,385)	(257,706)	(153,679)
Markit CMBX North America, Series 8	3.00%	Monthly	Morgan Stanley & Co. International PLC	10/17/57	N/R	USD	5,550	(912,813)	(762,415)	(150,398)
Markit CMBX North America, Series 9	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	N/R	USD	9,450	(1,093,344)	(1,199,543)	106,199
Markit CMBX North America, Series 9	3.00%	Monthly	Credit Suisse International	9/17/58	N/R	USD	5,000	(578,489)	(556,917)	(21,572)
Markit CMBX North America, Series 9	3.00%	Monthly	Credit Suisse International	9/17/58	N/R	USD	5,000	(578,489)	(556,917)	(21,572)
Markit CMBX North America, Series 9	3.00%	Monthly	Credit Suisse International	9/17/58	N/R	USD	5,000	(578,489)	(550,834)	(27,655)
Markit CMBX North America, Series 9	3.00%	Monthly	Credit Suisse International	9/17/58	N/R	USD	5,000	(578,489)	(556,864)	(21,625)
Total								$(5,544,562)	$(4,955,948)	$(588,614)

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$2,973	$(9,679)	$781,593	$(497,379)
OTC Derivatives	6,836	(4,962,784)	109,070	(697,684)

[1]    Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$340,494	—	$340,494
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,753,240	—	—	1,753,240
Options purchased[2]	Investments at value — unaffiliated[3]	—	—	—	3,204,934	3,522,192	—	6,727,126
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	781,593	—	781,593
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$115,906	—	—	—	—	115,906

Total	—		$115,906	—	$4,958,174	$4,644,279	—	$9,718,359

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$784,275	—	$784,275
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,460,480	—	—	1,460,480
Options written	Options written at value;	—	—	—	2,697,369	2,777,437	—	5,474,806
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$24,161	—	—	473,218	—	497,379
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	5,660,468	—	—	—	—	5,660,468

Total		—	$5,684,629	—	$4,157,849	$4,034,930	—	$13,877,408

[1]    Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2] Includes forward settling swaptions.
[3] Includes options purchased at value as reported in the Schedule of Investments.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(2,298,146)	—	$(2,298,146)
Forward foreign currency exchange contracts	—	—	—	$(1,315,804)	—	—	(1,315,804)
Options purchased[1]	—	—	—	(2,819,559)	(274,949)	—	(3,094,508)
Options written	—	—	—	2,486,847	3,203,801	—	5,690,648
Swaps	—	$751,188	—	—	1,325,884	—	2,077,072

Total	—	$751,188	—	$(1,648,516)	$1,956,590	—	$1,059,262

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(405,664)	—	$(405,664)
Forward foreign currency exchange contracts	—	—	—	$327,015	—	—	327,015
Options purchased[2]	—	—	—	1,448,862	(879,620)	—	569,242
Options written	—	—	—	(1,094,222)	(2,644,501)	—	(3,738,723)
Swaps	—	$(191,081)	—	—	220,352	—	29,271

Total	—	$(191,081)	—	$681,655	$(3,709,433)	—	$(3,218,859)

[1] Options purchased are included in net realized gain (loss) from investments.
[2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$136,146,930
Average notional value of contracts — short	$213,040,529
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$172,306,985
Average amounts sold — in USD	$117,908,531
Options:
Average value of option contracts purchased	$1,336,707
Average value of option contracts written	$1,097,285
Average notional value of swaption contracts purchased	$230,233,322
Average notional value of swaption contracts written	$692,250,985
Credit default swaps:
Average notional amount-buy protection	$23,467
Average notional amount-sell protection	$29,295,820
Interest rate swaps:
Average notional amount-pays fixed rate	$571,546,100
Average notional amount-receives fixed rate	$81,848,365

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	41

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$38,062		$179,241
Forward foreign currency exchange contracts	1,753,240		1,460,480
Options[1]	6,727,126	[2]	5,474,806
Swaps — Centrally cleared	—		8,785
Swaps — OTC[3]	115,906		5,660,468

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$8,634,334		$12,783,780

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(38,062)		(188,026)

Total derivative assets and liabilities subject to an MNA	$8,596,272		$12,595,754

[1] Includes forward settling swaptions.
[2] Includes options purchased at value which is included in Investments at value—unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[3] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,6]
Bank of America N.A.	$107,307	$(107,307)	—	—	—
Barclays Bank PLC	2,176,014	(1,922,069)	—	$(253,945)	—
BNP Paribas S.A.	404,595	(235,982)	—	—	$168,613
Citibank N.A.	688,254	(145,083)	—	—	543,171
Credit Suisse International	195,553	(195,553)	—	—	—
Deutsche Bank AG	982,026	(982,026)	—	—	—
Goldman Sachs Bank USA	484,730	(484,730)	—	—	—
Goldman Sachs International	790,663	(488,526)	—	—	302,137
HSBC Bank PLC	198,367	(122,607)	—	—	75,760
HSBC Bank USA N.A.	186,008	—	—	—	186,008
JPMorgan Chase Bank N.A.	1,552,289	(1,327,505)	—	(224,784)	—
Morgan Stanley & Co. International PLC	784,443	(784,443)	—	—	—
State Street Bank and Trust Co.	46,023	(46,023)	—	—	—

Total	$8,596,272	$(6,841,854)	—	$(478,729)	$1,275,689

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities5.6
Bank of America N.A.	$312,536	$(107,307)	—	—	$205,229
Barclays Bank PLC	1,922,069	(1,922,069)	—	—	—
BNP Paribas S.A.	235,982	(235,982)	—	—	—
Citibank N.A.	145,083	(145,083)	—	—	—
Credit Suisse International	2,794,330	(195,553)	—	$(1,400,000)	1,198,777
Deutsche Bank AG	1,361,504	(982,026)	—	(379,478)	—
Goldman Sachs Bank USA	941,082	(484,730)	—	(456,352)	—
Goldman Sachs International	488,526	(488,526)	—	—	—
HSBC Bank PLC	122,607	(122,607)	—	—	—
JPMorgan Chase Bank N.A.	1,327,505	(1,327,505)	—	—	—
Morgan Stanley & Co. International PLC	2,785,631	(784,443)	—	(2,001,188)	—
Royal Bank of Canada	17,084	—	—	—	17,084
Royal Bank of Scotland PLC	39,070	—	—	—	39,070
State Street Bank and Trust Co.	77,253	(46,023)	—	—	31,230
UBS AG	25,492	—	—	—	25,492

Total	$12,595,754	$(6,841,854)	—	$(4,237,018)	$1,516,882

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5] Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

[6] Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$86,112,225	$2,069,938	$88,182,163
Corporate Bonds	$510,283	539,290,517	7,166,469	546,967,269
Floating Rate Loan Interests	—	10,944,137	707,182	11,651,319
Foreign Agency Obligations	—	21,951,005	—	21,951,005
Municipal Bonds	—	25,313,846	—	25,313,846
Non-Agency Mortgage-Backed Securities	—	87,109,413	—	87,109,413
Preferred Securities	9,635,434	91,774,929	—	101,410,363
U.S. Government Sponsored Agency Securities	—	85,417,530	2	85,417,532
U.S. Treasury Obligations	—	117,440,211	—	117,440,211
Short-Term Securities:
Money Market Funds	4,374,729	—	—	4,374,729
Options Purchased:
Interest rate contracts[1]	—	3,522,192	—	3,522,192
Foreign currency exchange contracts	—	3,204,934	—	3,204,934

Total	$14,520,446	$1,072,080,939	$9,943,591	$1,096,544,976

Derivative Financial Instruments[2]
Asset:
Credit contracts	—	$109,070	—	$109,070
Foreign currency exchange contracts	—	1,753,240	—	1,753,240
Interest rate contracts	$340,494	781,593	—	1,122,087
Liabilities:
Credit contracts	—	(721,845)	—	(721,845)
Foreign currency exchange contracts	—	(4,157,849)	—	(4,157,849)
Interest rate contracts	(782,117)	(3,252,813)	—	(4,034,930)

Total	$(441,623)	$(5,488,604)	—	$(5,930,227)

[1] Includes forward settling swaptions.

[2]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $289,078,038 are categorized as level 2 within the disclosure hierarchy.

During the year ended August 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening balance, as of August 31, 2016	$6,235,302	$7,833,603	$425,295	—	$2	$14,494,202
Transfers into Level 3	—	—	172,809	—	—	172,809
Transfers out of Level 3	(897,270)	—	—	—	—	(897,270)
Accrued discounts/premiums	(178,903)	—	8,338	—	—	(170,565)
Net realized gain (loss)	(803,877)	—	9,571	$4	—	(794,302)
Net change in unrealized appreciation (depreciation)[1,2]	519,686	(406,045)	(1,305)	—	—	112,336
Purchases	1,750,000	—	223,046	—	—	1,973,046
Sales	(4,555,000)	(261,089)	(130,572)	(4)	—	(4,946,665)

Closing Balance, as of August 31, 2017	$2,069,938	$7,166,469	$707,182	—	$2	$9,943,591

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2017[2]	$582,580	$(406,045)	$(1,305)	—	—	$175,230

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2017 is generally due to derivative financial investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	43

Consolidated Schedule of Investments August 31, 2017	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Chemicals — 0.1%
Advanced Emissions Solutions, Inc.		168,580	$1,749,860
Consumer Finance — 0.0%
Ally Financial, Inc.		2	45
Diversified Financial Services — 0.2%
Concrete Investments II S.C.A. (a)(b)		4,997	—
Kcad Holdings I Ltd. (a)(b)		2,223,465,984	3,046,149

			3,046,149
Energy Equipment & Services (c) — 0.1%
Laricina Energy Ltd. (a)(b)		211,764	2
Osum Oil Sands Corp. (a)(b)		400,000	794,394

			794,396
Media — 0.1%
Altice USA, Inc. (b)		45,696	1,394,185
Emmis Communications Corp., Class A (b)		7,210	19,106

			1,413,291
Metals & Mining — 0.1%
Peninsula Energy Ltd. (b)		2,051,920	603,534
Teck Resources Ltd., Class B		35,860	893,990

			1,497,524
Oil, Gas & Consumable Fuels — 0.4%
Gener8 Maritime Corp. (b)		965,338	4,344,021
Halcon Resources Corp. (b)		316,000	1,956,040

			6,300,061
Real Estate Management & Development — 0.0%
Aroundtown Property Holdings PLC		38,059	253,675
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.		1,025	9,061
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. (b)		59,550	3,853,481
Total Common Stocks — 1.2%			18,917,543

Asset-Backed Securities		Par (000)
Asset-Backed Securities — 3.9%
Accunia European CLO I BV, Series 1X, Class E, (3 mo. EURIBOR + 7.000%), 7.00%, 7/15/29 (d)	EUR	1,400	1,685,476
Allegro CLO II Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.850%), 5.16%, 1/21/27 (d)(e)	USD	1,000	1,000,255
ALM Loan Funding (d)(e):
Series 2013-7R2A, Class BR, (3 mo. LIBOR US + 2.750%), 4.05%, 10/15/27	USD	500	504,813
Series 2013-8A, Class CR, (3 mo. LIBOR US + 3.950%), 5.25%, 10/15/28		1,400	1,407,680
ALM VI Ltd., Series 2012-6A, Class B1RR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/26 (d)(e)		1,000	1,000,305
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.700%), 4.00%, 10/15/28 (d)(e)		500	504,912
ALM XII Ltd., Series 2015-12A (d)(e):
Class BR, (3 mo. LIBOR US + 2.050%), 3.35%, 4/16/27		500	500,960
Class C1R, (3 mo. LIBOR US + 3.200%), 4.50%, 4/16/27		1,500	1,504,821

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
ALM XIV Ltd., Series 2014-14A, Class C, (3 mo. LIBOR US + 3.450%), 4.76%, 7/28/26 (d)(e)	USD	500	$502,548
ALM XVI Ltd/ALM XVI LLC, Series 2015-16A (d)(e):
Class BR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/27		590	590,188
Class C1R, (3 mo. LIBOR US + 3.200%), 4.50%, 7/15/27		742	736,043
AMMC CLO 18 Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 5.000%), 6.32%, 5/26/28 (d)(e)		500	508,057
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (3 mo. LIBOR US + 2.800%), 4.10%, 10/15/28 (d)(e)		413	414,145
Anchorage Capital CLO Ltd. (d)(e):
Series 2012-1A, Class DR, (3 mo. LIBOR US + 7.250%), 8.55%, 1/13/27		600	605,367
Series 2014-3A, Class C, (3 mo. LIBOR US + 3.500%), 4.81%, 4/28/26		500	499,896
Series 2014-4A, Class CR, (3 mo. LIBOR US + 3.400%), 4.71%, 7/28/26		1,000	999,757
Series 2016-8A, Class D, (3 mo. LIBOR US + 4.200%), 5.51%, 7/28/28		1,000	1,007,686
Apidos CLO XIX, Series 2014-19A, Class CR, (3 mo. LIBOR US + 2.200%), 3.50%, 10/17/26 (d)(e)		500	500,761
Apidos CLO XVIII, Series 2014-18A, Class CR, (3 mo. LIBOR US + 3.250%), 4.56%, 7/22/26 (d)(e)		550	550,285
Apidos CLO XX, Series 2015-20A, Class BR, (3 mo. LIBOR US + 2.600%), 3.90%, 1/16/27 (d)(e)		250	250,150
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.950%), 7.25%, 1/14/27 (d)(e)		750	758,183
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.750%), 5.00%, 7/28/29 (d)(e)		500	504,336
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.250%), 4.55%, 10/17/24 (d)(e)		350	351,019
Ares XXXII CLO Ltd., Series 2014-32A, Class CR, (3 mo. LIBOR US + 3.450%), 4.77%, 11/15/25 (d)(e)		750	750,077
Ares XXXIII CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 4.200%), 5.42%, 12/05/25 (d)(e)		1,000	1,014,345
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, (3 mo. LIBOR US + 7.250%), 8.55%, 7/18/28 (d)(e)		1,000	1,004,583
Ares XXXVII CLO Ltd., Series 2015-4A (d)(e):
Class C, (3 mo. LIBOR US + 4.250%), 5.55%, 10/15/26		1,000	1,004,374
Class D1, (3 mo. LIBOR US + 6.800%), 8.10%, 10/15/26		500	502,051
Aurium CLO II DAC, Series 2X, Class E, (3 mo. EURIBOR + 5.950%), 5.95%, 7/13/29 (d)	EUR	2,024	2,429,399
Ballyrock CLO Ltd., Series 2016-1A, Class C, (3 mo. LIBOR US + 2.700%), 4.00%, 10/15/28 (d)(e)	USD	1,000	1,000,286
Betony CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.850%), 4.15%, 4/15/27 (d)(e)		250	250,285

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
BlueMountain CLO Ltd., Series 2012-2A, Class CR, (3 mo. LIBOR US + 2.600%), 3.92%, 11/20/28 (d)(e)	USD	500	$503,755
Cairn CLO VII BV, Series 2016-7X, Class E, (3 mo. EURIBOR + 6.350%), 6.35%, 1/31/30 (d)	EUR	900	1,095,225
Carlyle Global Market Strategies CLO Ltd. (e):
Series 2012-4A, Class DR, (3 mo. LIBOR US + 4.100%), 5.41%, 1/20/29 (d)	USD	500	508,380
Series 2013-3A, Class B, (3 mo. LIBOR US + 2.650%), 3.95%, 7/15/25 (d)		500	500,216
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.750%), 4.05%, 4/17/25 (d)		500	502,003
Series 2015-3A, Class D, 6.87%, 7/28/28 (f)		500	500,894
Series 2016-3A, Class D, (3 mo. LIBOR US + 7.000%), 8.31%, 10/20/29 (d)		500	504,924
Cedar Funding Ltd., Series 2017-8A, Class D, 1.00%, 10/17/30 (a)(e)(f)(g)		535	529,490
CIFC Funding I Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.500%), 4.81%, 4/23/29 (d)(e)		500	500,693
CIFC Funding II Ltd., Series 2014-2A, Class A3LR, (3 mo. LIBOR US + 2.250%), 3.57%, 5/24/26 (d)(e)		500	500,671
CIFC Funding III Ltd. (d)(e):
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.900%), 3.21%, 7/22/26		1,250	1,250,157
Series 2015-3A, Class E, (3 mo. LIBOR US + 6.050%), 7.36%, 10/19/27		750	749,186
CIFC Funding V Ltd. (d)(e):
Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.700%), 4.00%, 1/17/27		750	753,708
Series 2015-5A, Class D, (3 mo. LIBOR US + 6.300%), 7.61%, 10/25/27		500	497,826
Dryden Senior Loan Fund (d)(e):
Series 2014-31A, Class DR, (3 mo. LIBOR US + 3.350%), 4.65%, 4/18/26		500	502,683
Series 2014-36A, Class CR, (3 mo. LIBOR US + 2.800%), 4.10%, 1/15/28		250	252,947
Series 2014-36A, Class DR, (3 mo. LIBOR US + 4.240%), 5.54%, 1/15/28		1,500	1,520,850
Series 2017-50A, Class C, (3 mo. LIBOR US + 2.250%), 3.51%, 7/15/30 (a)		500	500,000
Highbridge Loan Management Ltd., Series 5A-2015 (d)(e):
Class C1R, (3 mo. LIBOR US + 2.100%), 3.41%, 1/29/26		500	501,261
Class D1R, (3 mo. LIBOR US + 3.300%), 4.61%, 1/29/26		500	500,260
Class D2R, (3 mo. LIBOR US + 3.300%), 4.61%, 1/29/26		500	500,260
HPS Loan Management Ltd., Series 9A-2016, Class D2, (3 mo. LIBOR US + 6.450%), 7.76%, 7/19/27 (d)(e)		800	803,948
LCM XV LP, Series 15A, Class CR, (3 mo. LIBOR US + 2.400%), 3.59%, 7/20/30 (d)(e)		500	504,026
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.250%), 4.56%, 7/20/26 (d)(e)		500	500,009
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.450%), 4.77%, 1/27/26 (d)(e)		500	500,571
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, (3 mo. LIBOR US + 5.500%), 6.81%, 4/20/26 (d)(e)		500	499,438

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Mill Creek II CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.750%), 9.06%, 4/20/28 (d)(e)	USD	500	$501,576
MP CLO VI Ltd., Series 2014-2A, Class DR, (3 mo. LIBOR US + 3.500%), 4.80%, 1/15/27 (d)(e)		1,000	993,739
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.650%), 4.96%, 4/22/29 (d)(e)		500	499,876
Neuberger Berman CLO XVIII Ltd., Series 2014-18A (d)(e):
Class BR, (3 mo. LIBOR US + 2.550%), 3.86%, 11/14/27		500	502,913
Class CR, (3 mo. LIBOR US + 4.250%), 5.56%, 11/14/27		1,500	1,511,657
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class E, (3 mo. LIBOR US + 6.450%), 7.75%, 1/15/28 (d)(e)		500	500,546
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class E, (3 mo. LIBOR US + 6.750%), 8.05%, 10/17/27 (d)(e)		500	502,525
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class E, (3 mo. LIBOR US + 6.580%), 7.88%, 10/17/27 (d)(e)		500	499,369
OCP CLO, Series 2014-7A, Class A1A, (3 mo. LIBOR US + 1.600%), 2.91%, 10/20/26 (d)(e)		500	501,335
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.680%), 2.99%, 10/25/25 (d)(e)		1,500	1,500,910
Octagon Investment Partners XX Ltd., Series 2014-1A, Class D1R, (3 mo. LIBOR US + 3.300%), 4.61%, 11/25/25 (d)(e)		1,000	1,001,032
Octagon Investment Partners XXVI Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 4.950%), 6.25%, 4/15/27 (d)(e)		500	507,167
Octagon Investment Partners XXVII Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.100%), 8.40%, 7/15/27 (d)(e)		1,000	1,007,295
Octagon Investment Partners XXXII Ltd., Series 2017-1A, Class E, 7.52%, 7/15/29 (a)(e)(f)		500	490,000
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 7/18/25 (e)		200	200,367
OZLM IX Ltd., Series 2014-9A Class CR, (3 mo. LIBOR US + 3.550%), 4.86%, 1/20/27 (d)(e)		1,000	1,001,185
Race Point IX CLO Ltd., Series 2015-9A (e):
Class A1, (3 mo. LIBOR US + 1.510%), 2.81%, 4/15/27 (d)		500	500,065
Class A1AR, 1.00%, 10/15/30 (f)(g)		500	500,000
Sound Point CLO IV Ltd., Series 2013-3A, Class CR, (3 mo. LIBOR US + 2.250%), 3.56%, 1/21/26 (d)(e)		500	500,548
Symphony CLO Ltd., Series 2016-17A, Class D, (3 mo. LIBOR US + 4.800%), 6.10%, 4/15/28 (d)(e)		250	253,824
Symphony CLO XII Ltd., Series 2013-12A, Class DR, (3 mo. LIBOR US + 3.250%), 4.55%, 10/15/25 (d)(e)		1,000	1,000,225
Venture XIII CLO Ltd., Series 2013-13A, Class D, (3 mo. LIBOR US + 3.550%), 4.78%, 6/10/25 (d)(e)		1,000	1,000,097
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.250%), 5.56%, 1/20/29 (d)(e)		750	763,144

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	45

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Voya CLO Ltd., Series 2016-3A (d)(e):
Class C, (3 mo. LIBOR US + 3.850%), 5.15%, 10/18/27	USD	1,000	$1,010,683
Class D, (3 mo. LIBOR US + 6.850%), 8.15%, 10/18/27		500	502,886
Westcott Park CLO Ltd., Series 2016-1A (d)(e):
Class D, (3 mo. LIBOR US + 4.350%), 5.66%, 7/20/28		500	506,724
Class E, (3 mo. LIBOR US + 7.200%), 8.51%, 7/20/28		500	502,754
York CLO-3 Ltd., Series 2016-1A (a)(d)(e):
Class DR, (3 mo. LIBOR US + 3.600%), 4.91%, 10/20/29		500	500,000
Class ER, (3 mo. LIBOR US + 6.400%), 7.71%, 10/20/29		500	488,750
Total Asset-Backed Securities — 3.9%			60,577,616

Corporate Bonds
Aerospace & Defense — 3.0%
Arconic, Inc.:
6.15%, 8/15/20		1,540	1,685,145
5.13%, 10/01/24		4,644	4,922,640
5.90%, 2/01/27		1,890	2,060,100
6.75%, 1/15/28		969	1,104,660
5.95%, 2/01/37		674	705,880
Bombardier, Inc. (e):
8.75%, 12/01/21		7,009	7,961,733
6.00%, 10/15/22		1,580	1,603,700
6.13%, 1/15/23		518	531,437
7.50%, 3/15/25		4,763	5,069,618
EnPro Industries, Inc., 5.88%, 9/15/22		130	135,525
KLX, Inc., 5.88%, 12/01/22 (e)		5,434	5,698,907
Koppers, Inc., 6.00%, 2/15/25 (e)		1,190	1,261,400
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		621	630,315
Meccanica Holdings USA, Inc., 6.25%, 1/15/40 (e)		100	112,500
TransDigm, Inc.:
5.50%, 10/15/20		1,563	1,586,914
6.00%, 7/15/22		5,866	6,071,310
6.50%, 7/15/24		3,382	3,513,053
6.50%, 5/15/25		1,619	1,667,570
6.38%, 6/15/26		341	350,804

			46,673,211
Air Freight & Logistics — 0.5%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (e)		944	889,720
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	383	474,077
6.50%, 6/15/22 (e)	USD	5,733	6,031,689
6.13%, 9/01/23 (e)		147	153,431

			7,548,917
Airlines — 0.4%
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		2,947	3,123,766
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18 (e)		2,707	2,776,009

			5,899,775
Auto Components — 1.6%
Adient Global Holdings Ltd., 3.50%, 8/15/24	EUR	336	410,451
Allison Transmission, Inc., 5.00%, 10/01/24 (e)	USD	827	851,810

Corporate Bonds		Par (000)	Value
Auto Components (continued)
CNH Industrial Finance Europe SA, 1.75%, 9/12/25 (g)	EUR	300	$354,450
Faurecia, 3.63%, 6/15/23		300	376,593
Fiat Chrysler Automobiles NV, 3.75%, 3/29/24		100	129,185
Fiat Chrysler Finance Europe, 4.75%, 7/15/22		267	360,961
FTE Verwaltungs GmbH, 9.00%, 7/15/20		100	123,597
Gestamp Funding Luxembourg SA, 3.50%, 5/15/23		100	124,527
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	USD	471	491,606
Grupo-Antolin Irausa SA, 3.25%, 4/30/24	EUR	316	385,587
HP Pelzer Holding GmbH, 4.13%, 4/01/24		286	349,406
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19	USD	8,471	8,555,710
6.25%, 2/01/22		1,620	1,670,625
6.75%, 2/01/24		1,528	1,608,679
IHO Verwaltungs GmbH (h):
(2.75% Cash or 3.50% PIK), 2.75%, 9/15/21	EUR	600	732,484
(3.25% Cash or 4.00% PIK), 3.25%, 9/15/23		475	584,433
(3.75% Cash or 4.50% PIK), 3.75%, 9/15/26		225	280,708
(4.13% Cash or 4.88% PIK), 4.13%, 9/15/21 (e)	USD	1,280	1,297,600
(4.50% Cash or 5.25% PIK), 4.50%, 9/15/23 (e)		1,367	1,390,923
Jaguar Land Rover Automotive PLC, 2.20%, 1/15/24	EUR	200	240,174
Schaeffler Finance BV, 4.75%, 5/15/23 (e)	USD	1,440	1,490,400
Tesla, Inc., 5.30%, 8/15/25 (e)		2,376	2,343,211
ZF North America Capital, Inc., 4.75%, 4/29/25 (e)		291	305,186

			24,458,306
Banks — 0.9%
Allied Irish Banks PLC, (5 year EUR Swap + 3.950%), 4.13%, 11/26/25 (i)	EUR	710	905,442
Banco Espirito Santo SA (b)(j):
4.75%, 1/15/18		1,900	681,384
4.00%, 1/21/19		1,100	394,486
Banco Popolare, 2.75%, 7/27/20		800	993,710
Banco Popolare di Milano Scarl, 4.25%, 1/30/19		200	249,591
Bank of Ireland, (5 year EUR Swap + 3.550%), 4.25%, 6/11/24 (i)		540	678,888
Bankia SA (i):
(5 year EUR Swap + 3.166%), 4.00%, 5/22/24		800	991,026
(5 year EUR Swap + 3.350%), 3.38%, 3/15/27		200	248,031
CaixaBank SA, (5 year EUR Swap + 3.350%), 3.50%, 2/15/27 (i)		400	505,228
CIT Group, Inc.:
5.50%, 2/15/19 (e)	USD	2,311	2,417,884
5.00%, 8/15/22		278	300,907
5.00%, 8/01/23		690	749,513
6.00%, 4/01/36		2,800	2,842,000
Deutsche Pfandbriefbank AG, 4.60%, 2/22/27	EUR	100	130,209
Intesa Sanpaolo SpA, 6.63%, 9/13/23		1,100	1,624,168

			13,712,467
Beverages — 0.1%
ARD Finance SA, (6.63% Cash or 7.38% PIK), 6.63%, 9/15/23 (h)		200	253,928
Horizon Parent Holdings Sarl, (8.25% Cash or 9.00% PIK), 8.25%, 2/15/22 (h)		350	444,666

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds		Par (000)	Value
Beverages (continued)
OI European Group BV, 3.13%, 11/15/24	EUR	175	$214,793

			913,387
Biotechnology — 0.0%
Senvion Holding GmbH, 3.88%, 10/25/22		301	369,255
Building Materials — 0.0%
Titan Global Finance PLC, 3.50%, 6/17/21		400	510,770
Building Products — 1.1%
American Builders & Contractors Supply Co., Inc. (e):
5.63%, 4/15/21	USD	526	540,465
5.75%, 12/15/23		982	1,032,328
BMBG Bond Finance SCA, 3.00%, 6/15/21	EUR	225	275,552
Building Materials Corp. of America (e):
5.38%, 11/15/24	USD	299	312,455
6.00%, 10/15/25		2,308	2,481,100
CPG Merger Sub LLC, 8.00%, 10/01/21 (e)		3,218	3,338,675
Masonite International Corp., 5.63%, 3/15/23 (e)		2,950	3,075,375
Maxeda DIY Holding BV, 6.13%, 7/15/22	EUR	100	122,941
Ply Gem Industries, Inc., 6.50%, 2/01/22	USD	1,249	1,302,082
Standard Industries, Inc., 5.50%, 2/15/23 (e)		1,708	1,799,805
USG Corp. (e):
5.50%, 3/01/25		904	960,500
4.88%, 6/01/27		1,586	1,625,650

			16,866,928
Capital Markets — 1.1%
Blackstone CQP Holdco LP (e):
6.50%, 3/20/21		13,913	14,341,101
6.00%, 8/18/21		2,265	2,262,345
LPL Holdings, Inc., 5.75%, 9/15/25 (e)		323	338,342

			16,941,788
Chemicals — 3.4%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 2/01/25 (e)		4,100	4,212,750
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25	EUR	225	282,096
Axalta Coating Systems LLC, 4.88%, 8/15/24 (e)	USD	1,451	1,483,648
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		1,012	1,227,050
10.00%, 10/15/25		1,319	1,625,667
CF Industries, Inc.:
7.13%, 5/01/20		860	948,150
5.15%, 3/15/34		540	510,300
4.95%, 6/01/43		1,231	1,067,893
Chemours Co.:
6.13%, 5/15/23	EUR	100	127,954
6.63%, 5/15/23	USD	375	397,969
7.00%, 5/15/25		1,387	1,529,168
5.38%, 5/15/27		1,561	1,627,342
Hexion, Inc., 10.38%, 2/01/22 (e)		1,360	1,326,000
Huntsman International LLC:
4.88%, 11/15/20		1,450	1,520,688
5.13%, 4/15/21	EUR	379	513,218
5.13%, 11/15/22	USD	844	892,530
Ineos Finance PLC, 4.00%, 5/01/23	EUR	448	551,967
INEOS Group Holdings SA, 5.38%, 8/01/24		100	127,182
Inovyn Finance PLC, 6.25%, 5/15/21		160	198,567
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	6,758	6,774,895
NOVA Chemicals Corp. (e):
4.88%, 6/01/24		1,815	1,815,000
5.25%, 6/01/27		2,351	2,345,122

Corporate Bonds		Par (000)	Value
Chemicals (continued)
Platform Specialty Products Corp. (e):
10.38%, 5/01/21	USD	1,818	$1,992,982
6.50%, 2/01/22		9,736	10,101,100
PQ Corp., 6.75%, 11/15/22 (e)		2,337	2,529,802
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	394	492,489
Tronox Finance LLC:
6.38%, 8/15/20	USD	1,587	1,612,789
7.50%, 3/15/22 (e)		481	503,848
Venator Finance Sarl/Venator Materials LLC, 5.75%, 7/15/25 (e)		764	783,100
Versum Materials, Inc., 5.50%, 9/30/24 (e)		834	877,785
WR Grace & Co-Conn, 5.13%, 10/01/21 (e)		1,817	1,975,987

			51,975,038
Commercial Services & Supplies — 2.0%
ADT Corp.:
3.50%, 7/15/22		1,271	1,266,933
4.13%, 6/15/23		1,781	1,803,262
4.88%, 7/15/32 (e)		4,049	3,750,386
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (e)		1,563	1,625,520
Bilbao Luxembourg SA, (10.50% Cash or 11.25% PIK), 10.50%, 12/01/18 (h)	EUR	428	512,772
Booz Allen Hamilton, Inc., 5.13%, 5/01/25 (e)	USD	2,772	2,774,495
Catalent Pharma Solutions, Inc., 4.75%, 12/15/24	EUR	100	127,465
CD&R Waterworks Merger Sub LLC, 6.13%, 8/15/25 (e)	USD	1,075	1,096,500
Covanta Holding Corp., 5.88%, 7/01/25		924	917,070
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 7/15/23 (e)		1,132	1,109,360
Harland Clarke Holdings Corp., 8.38%, 8/15/22 (e)		1,870	1,998,562
Iron Mountain Europe PLC, 6.13%, 9/15/22	GBP	100	135,191
KAR Auction Services, Inc., 5.13%, 6/01/25 (e)	USD	4,224	4,368,461
La Financiere Atalian SAS, 4.00%, 5/15/24	EUR	415	515,034
Mobile Mini, Inc., 5.88%, 7/01/24	USD	3,503	3,625,605
Paprec Holding SA, 5.25%, 4/01/22	EUR	271	337,130
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (e)	USD	1,631	1,700,317
Ritchie Bros Auctioneers, Inc., 5.38%, 1/15/25 (e)		1,289	1,340,560
Silk Bidco AS, 7.50%, 2/01/22	EUR	247	310,214
United Rentals North America, Inc.:
7.63%, 4/15/22	USD	404	421,372
5.75%, 11/15/24		1,354	1,449,186
5.50%, 5/15/27		200	212,000
Verisure Holding AB, 6.00%, 11/01/22	EUR	167	214,677

			31,612,072
Communications Equipment — 1.8%
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (e)	USD	147	156,188
CommScope Technologies LLC, 5.00%, 3/15/27 (e)		2,797	2,787,350
CommScope, Inc. (e):
5.00%, 6/15/21		2,278	2,337,798
5.50%, 6/15/24		1,804	1,880,670
Nokia OYJ:
3.38%, 6/12/22		714	721,140
4.38%, 6/12/27		1,003	1,030,272
6.63%, 5/15/39		3,513	4,039,950
Telefonaktiebolaget LM Ericsson, Series 7Y, 1.88%, 3/01/24	EUR	200	233,948

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	47

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds		Par (000)	Value
Communications Equipment (continued)
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23	USD	4,752	$5,029,754
6.38%, 5/15/25		3,973	4,269,743
5.75%, 1/15/27 (e)		4,358	4,624,840

			27,111,653
Construction & Engineering — 1.2%
AECOM, 5.13%, 3/15/27		625	635,938
BlueLine Rental Finance Corp., 9.25%, 3/15/24 (e)		8,326	9,091,159
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25 (e)		4,448	4,792,720
Engility Corp., 8.88%, 9/01/24		1,728	1,885,680
SPIE SA, 3.13%, 3/22/24	EUR	300	371,599
Tutor Perini Corp., 6.88%, 5/01/25 (e)	USD	937	1,007,275
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 8/15/25 (e)		804	779,880

			18,564,251
Construction Materials — 0.9%
American Tire Distributors, Inc., 10.25%, 3/01/22 (e)		1,953	2,016,473
Autodis SA:
(3 mo. EURIBOR + 4.375%), 4.38%, 5/01/22 (d)	EUR	100	120,684
4.38%, 5/01/22		150	184,603
Beacon Roofing Supply, Inc., 6.38%, 10/01/23	USD	366	387,960
H&E Equipment Services, Inc., 5.63%, 9/01/25 (e)		512	528,640
HD Supply, Inc., 5.75%, 4/15/24 (e)		5,518	5,918,055
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	200	260,113
New Enterprise Stone & Lime Co., Inc., 10.13%, 4/01/22 (e)	USD	1,106	1,194,480
PulteGroup, Inc., 5.50%, 3/01/26		1,503	1,615,725
Rexel SA:
3.50%, 6/15/23	EUR	461	578,021
2.63%, 6/15/24		250	302,100

			13,106,854
Consumer Discretionary — 0.2%
AA Bond Co., Ltd., 2.75%, 7/31/43	GBP	175	229,309
Arch Merger Sub, Inc., 8.50%, 9/15/25 (e)	USD	1,685	1,632,344
Nielsen Co. Luxembourg SARL, 5.00%, 2/01/25 (e)		1,178	1,216,285
ServiceMaster Co. LLC, 5.13%, 11/15/24 (e)		606	622,665

			3,700,603
Consumer Finance — 2.5%
Alliance Data Systems Corp. (e):
5.25%, 12/01/17		150	150,938
5.88%, 11/01/21		3,207	3,295,192
5.38%, 8/01/22		2,283	2,334,367
Ally Financial, Inc.:
5.13%, 9/30/24		1,230	1,325,325
4.63%, 3/30/25		904	942,420
8.00%, 11/01/31		12,769	16,440,087
CDK Global, Inc., 4.88%, 6/01/27 (e)		2,140	2,172,100
IHS Markit Ltd., 4.75%, 2/15/25 (e)		1,125	1,198,125
Navient Corp.:
6.63%, 7/26/21		2,431	2,592,054
6.50%, 6/15/22		370	390,813
5.50%, 1/25/23		932	941,320
7.25%, 9/25/23		1,100	1,193,060
6.13%, 3/25/24		642	654,840
5.88%, 10/25/24		723	730,592
6.75%, 6/25/25		730	751,900
5.63%, 8/01/33		1,821	1,525,087

Corporate Bonds		Par (000)	Value
Consumer Finance (continued)
OneMain Financial Holdings LLC (e):
6.75%, 12/15/19	USD	1,661	$1,733,669
7.25%, 12/15/21		436	457,255
Springleaf Finance Corp., 6.13%, 5/15/22		490	513,275

			39,342,419
Containers & Packaging — 3.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (e)		3,968	4,074,144
4.25%, 9/15/22 (e)		627	642,675
4.13%, 5/15/23	EUR	275	348,483
4.63%, 5/15/23 (e)	USD	1,738	1,785,795
2.75%, 3/15/24	EUR	675	823,643
6.75%, 5/15/24		450	599,987
7.25%, 5/15/24 (e)	USD	9,905	10,926,205
6.00%, 2/15/25 (e)		6,546	6,971,490
4.75%, 7/15/27 (e)	GBP	427	558,399
4.75%, 7/15/27		362	473,397
Ball Corp.:
5.00%, 3/15/22	USD	710	759,700
4.00%, 11/15/23		1,374	1,394,610
4.38%, 12/15/23	EUR	100	136,009
BWAY Holding Co., 5.50%, 4/15/24 (e)	USD	5,001	5,219,794
Crown European Holdings SA:
4.00%, 7/15/22	EUR	200	266,518
3.38%, 5/15/25		303	379,644
Horizon Holdings I SASU, 7.25%, 8/01/23		100	127,378
JH-Holding Finance SA, (8.25% PIK), 8.25%, 12/01/22 (h)		300	390,904
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20	USD	6,454	6,574,303
(3 mo. LIBOR US + 3.500%), 4.80%, 7/15/21 (d)(e)		3,182	3,241,662
5.13%, 7/15/23 (e)		1,259	1,312,117
7.00%, 7/15/24 (e)		6,231	6,674,959
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	150	188,521
Sealed Air Corp.:
4.88%, 12/01/22 (e)	USD	709	746,222
4.50%, 9/15/23	EUR	560	755,904
6.88%, 7/15/33 (e)	USD	700	819,000
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (e)		1,901	1,962,782
Silgan Holdings, Inc., 3.25%, 3/15/25	EUR	230	281,675
Smurfit Kappa Acquisitions Unltd Co., 2.38%, 2/01/24		100	123,269
Verallia Packaging SASU, 5.13%, 8/01/22		575	725,101

			59,284,290
Diversified Consumer Services — 1.6%
APX Group, Inc.:
6.38%, 12/01/19	USD	216	220,828
8.75%, 12/01/20		1,718	1,769,540
7.88%, 12/01/22		1,874	2,033,290
Ascend Learning LLC, 6.88%, 8/01/25 (e)		1,485	1,544,400
Cognita Financing PLC, 7.75%, 8/15/21	GBP	225	301,858
GW Honos Security Corp., 8.75%, 5/15/25 (e)	USD	586	625,690
Laureate Education, Inc., 8.25%, 5/01/25 (e)		591	642,712
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (e)		14,774	16,325,270
Sotheby’s, 5.25%, 10/01/22 (e)		1,036	1,063,195

			24,526,783

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds		Par (000)	Value
Diversified Financial Services — 1.8%
Aircastle Ltd.:
7.63%, 4/15/20	USD	128	$142,880
5.13%, 3/15/21		643	681,580
5.50%, 2/15/22		2,249	2,451,410
Arrow Global Finance PLC:
5.13%, 9/15/24	GBP	125	167,828
(3 mo. EURIBOR + 2.875%), 2.88%, 4/01/25 (d)	EUR	254	303,036
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25 (e)	USD	637	605,150
Barclays PLC, 2.75%, 2/07/28 (f)	EUR	125	147,969
Cabot Financial Luxembourg SA:
6.50%, 4/01/21	GBP	100	133,231
7.50%, 10/01/23		100	139,739
CNH Industrial Finance Europe SA, 1.38%, 5/23/22	EUR	401	484,582
DFC Finance Corp., (12.00 % Cash or 11.00% PIK), 12.00%, 6/16/20 (e)(h)	USD	2,223	1,339,484
FBM Finance, Inc., 8.25%, 8/15/21 (e)		2,660	2,839,550
HRG Group, Inc., 7.88%, 7/15/19		2,745	2,796,469
Intrum Justitia AB:
(3 mo. EURIBOR + 2.625%), 2.63%, 7/15/22 (d)	EUR	208	251,330
2.75%, 7/15/22		229	275,316
Jefferies Finance LLC/JFIN Co-Issuer Corp. (e):
7.38%, 4/01/20	USD	2,695	2,775,850
6.88%, 4/15/22		2,552	2,552,000
Lehman Brother Holding Escrow, 1.00%, 9/22/18 (b)(j)		430	25,800
Lehman Brothers Holdings, Inc. (b)(j):
5.38%, 10/17/17	EUR	350	30,208
4.75%, 1/16/18		1,890	163,121
1.00%, 2/05/18		3,950	340,915
1.00%, 12/31/49	USD	1,535	92,100
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 8/15/24 (h)	EUR	604	725,968
Lincoln Finance Ltd., 6.88%, 4/15/21		100	126,926
Mercury Bondco PLC (h):
(7.13% Cash or 7.88% PIK), 7.13%, 5/30/21		525	650,236
(8.25% Cash or 9.00% PIK), 8.25%, 5/30/21		564	704,706
Pershing Square Holdings Ltd., 5.50%, 7/15/22 (e)	USD	2,100	2,224,215
ProGroup AG:
5.13%, 5/01/22	EUR	206	258,220
(3 mo. EURIBOR + 2.500%), 2.50%, 3/31/24 (d)		112	134,164
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/01/25 (e)	USD	1,383	1,414,117
UniCredit SpA:
6.95%, 10/31/22	EUR	375	542,141
(5 year EUR Swap + 4.100%), 5.75%, 10/28/25 (i)		700	924,604
(5 year EUR Swap + 4.316%), 4.38%, 1/03/27 (i)		675	862,550
WMG Acquisition Corp., 4.13%, 11/01/24		250	314,874

			27,622,269
Diversified Telecommunication Services — 3.3%
CenturyLink, Inc.:
5.63%, 4/01/25	USD	845	803,806
Series P, 7.60%, 9/15/39		54	47,655
Series S, 6.45%, 6/15/21		7,666	8,020,552
Series T, 5.80%, 3/15/22		1,539	1,529,381
Series U, 7.65%, 3/15/42		743	653,840
Cincinnati Bell, Inc., 7.00%, 7/15/24 (e)		2,502	2,476,980

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
Frontier Communications Corp.:
8.13%, 10/01/18	USD	1,470	$1,504,913
7.13%, 3/15/19		1,445	1,435,969
6.25%, 9/15/21		1,615	1,376,788
7.13%, 1/15/23		1,413	1,109,205
7.63%, 4/15/24		1,542	1,218,180
6.88%, 1/15/25		5,816	4,420,160
Level 3 Financing, Inc.:
5.38%, 8/15/22		243	249,998
5.63%, 2/01/23		1,551	1,597,530
5.13%, 5/01/23		1,292	1,312,995
5.38%, 1/15/24		1,521	1,554,766
5.38%, 5/01/25		2,469	2,536,897
5.25%, 3/15/26		4,271	4,367,097
OTE PLC, 3.50%, 7/09/20	EUR	700	874,948
Qwest Corp., 6.75%, 12/01/21	USD	680	746,084
SoftBank Group Corp.:
(5 year USD ICE Swap + 4.854%), 6.88% (i)(k)		500	514,500
4.75%, 7/30/25	EUR	310	414,846
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	831	949,418
6.00%, 9/30/34		6,679	7,380,295
7.20%, 7/18/36		958	1,192,710
7.72%, 6/04/38		134	172,163
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	280	489,593
Telecom Italia SpA:
1.13%, 3/26/22 (l)		100	118,807
3.25%, 1/16/23		300	394,394
5.88%, 5/19/23	GBP	400	613,481
3.63%, 1/19/24	EUR	200	266,485
5.30%, 5/30/24 (e)	USD	640	692,800

			51,037,236
Electric Utilities — 0.2%
AES Corp.:
5.50%, 4/15/25		210	218,925
5.13%, 9/01/27		765	778,387
Talen Energy Supply LLC, 6.50%, 6/01/25		1,181	862,130
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	454	504,659

			2,364,101
Electrical Equipment — 0.3%
Areva SA, 4.88%, 9/23/24		900	1,190,385
Belden, Inc., 5.50%, 4/15/23		472	591,857
Trionista Holdco GmbH, 5.00%, 4/30/20		1,405	1,700,516
Trionista TopCo GmbH, 6.88%, 4/30/21		418	517,657

			4,000,415
Electronic Equipment, Instruments & Components — 0.8%
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23	USD	3,624	3,773,490
5.50%, 12/01/24		5,857	6,420,736
5.00%, 9/01/25		714	744,345
SESI LLC, 7.75%, 9/15/24 (e)		1,389	1,402,890

			12,341,461
Energy Equipment & Services — 1.7%
Ensco PLC:
4.50%, 10/01/24		1,238	903,740
5.20%, 3/15/25		270	201,150
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	310	376,236
6.00%, 7/15/22 (e)	USD	5,980	6,128,304
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		283	283,000
Noble Holding International Ltd., 4.63%, 3/01/21		61	52,003

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	49

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (continued)
Pattern Energy Group, Inc., 5.88%, 2/01/24 (e)	USD	935	$979,413
Pioneer Energy Services Corp., 6.13%, 3/15/22		2,090	1,661,550
Precision Drilling Corp.:
6.50%, 12/15/21		785	761,450
5.25%, 11/15/24		600	523,500
Transocean, Inc.:
6.00%, 3/15/18		716	729,425
5.80%, 10/15/22		1,609	1,524,527
9.00%, 7/15/23 (e)		5,309	5,640,812
6.80%, 3/15/38		925	707,625
Trinidad Drilling Ltd., 6.63%, 2/15/25 (e)		2,272	2,101,600
Weatherford International Ltd.:
7.75%, 6/15/21		1,271	1,271,000
8.25%, 6/15/23		300	294,000
9.88%, 2/15/24 (e)		1,455	1,487,738

			25,627,073
Environmental, Maintenance, & Security Service — 0.2%
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	530	633,513
Tervita Escrow Corp., 7.63%, 12/01/21 (e)	USD	2,397	2,408,985

			3,042,498
Food & Staples Retailing — 1.0%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24		874	834,233
5.75%, 3/15/25		1,011	911,164
B&M European Value Retail SA, 4.13%, 2/01/22	GBP	225	302,588
Casino Guichard Perrachon SA:
5.98%, 5/26/21	EUR	300	420,391
4.56%, 1/25/23		600	806,394
4.50%, 3/07/24		500	665,372
3.58%, 2/07/25		100	125,143
Dollar Tree, Inc.:
5.25%, 3/01/20	USD	262	269,369
5.75%, 3/01/23		5,504	5,806,720
Family Dollar Stores, Inc., 5.00%, 2/01/21		1,434	1,537,362
Rite Aid Corp.:
6.75%, 6/15/21		210	217,350
6.13%, 4/01/23 (e)		2,881	2,826,981
7.70%, 2/15/27		95	91,200

			14,814,267
Food Products — 1.4%
Acosta, Inc., 7.75%, 10/01/22 (e)		1,411	1,054,722
Aramark Services, Inc., 5.13%, 1/15/24		1,182	1,255,875
B&G Foods, Inc., 5.25%, 4/01/25		1,890	1,941,975
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (e)		2,638	2,868,825
Darling Global Finance BV, 4.75%, 5/30/22	EUR	100	124,849
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (e)	USD	560	571,200
JBS USA LLC/JBS USA Finance, Inc. (e):
5.88%, 7/15/24		737	746,213
5.75%, 6/15/25		3,775	3,784,437
Post Holdings, Inc. (e):
5.50%, 3/01/25		3,117	3,241,680
5.00%, 8/15/26		2,315	2,315,000
5.75%, 3/01/27		674	697,590
TreeHouse Foods, Inc., 6.00%, 2/15/24 (e)		976	1,032,120
WhiteWave Foods Co., 5.38%, 10/01/22		1,255	1,418,012

			21,052,498
Health Care Equipment & Supplies — 1.4%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (e)		7,648	7,495,040

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (continued)
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (e)	USD	7,141	$6,786,092
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		1,504	1,504,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (e):
4.88%, 4/15/20		1,110	1,101,675
5.75%, 8/01/22		2,210	2,176,850
5.63%, 10/15/23		119	113,943
5.50%, 4/15/25		1,794	1,672,905
Teleflex, Inc., 4.88%, 6/01/26		684	704,520

			21,555,025
Health Care Providers & Services — 8.0%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		408	422,280
5.63%, 2/15/23		1,788	1,863,990
6.50%, 3/01/24		1,734	1,864,050
Alere, Inc., 6.38%, 7/01/23 (e)		1,387	1,484,090
Amsurg Corp., 5.63%, 7/15/22		6,196	6,443,840
Centene Corp.:
5.63%, 2/15/21		2,516	2,616,640
4.75%, 5/15/22		2,467	2,589,116
6.13%, 2/15/24		391	420,814
4.75%, 1/15/25		2,205	2,276,662
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		993	984,311
7.13%, 7/15/20		2,651	2,493,597
5.13%, 8/01/21		1,102	1,103,378
6.88%, 2/01/22		807	668,801
6.25%, 3/31/23		6,511	6,559,832
DaVita, Inc.:
5.13%, 7/15/24		210	214,331
5.00%, 5/01/25		1,938	1,964,744
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 5/15/22 (e)(h)		1,776	1,835,940
Envision Healthcare Corp. (e):
5.13%, 7/01/22		835	867,356
6.25%, 12/01/24		2,438	2,626,945
HCA, Inc.:
6.50%, 2/15/20		7,646	8,326,341
5.88%, 3/15/22		1,245	1,379,335
4.75%, 5/01/23		512	540,058
5.88%, 5/01/23		2,481	2,714,214
5.00%, 3/15/24		4,905	5,211,562
5.38%, 2/01/25		8,186	8,636,230
5.25%, 4/15/25		841	907,229
5.88%, 2/15/26		3,125	3,371,094
5.25%, 6/15/26		4,611	4,962,589
4.50%, 2/15/27		2,004	2,031,555
5.50%, 6/15/47		7,321	7,568,084
HealthSouth Corp., 5.75%, 11/01/24		1,170	1,205,100
Hologic, Inc., 5.25%, 7/15/22 (e)		1,930	2,031,904
HomeVi SAS, 6.88%, 8/15/21	EUR	141	173,576
MEDNAX, Inc., 5.25%, 12/01/23 (e)	USD	1,134	1,173,690
Molina Healthcare, Inc., 4.88%, 6/15/25 (e)		685	673,013
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (e)		6,694	7,179,315
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (e)		2,027	2,151,154
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (e)		424	436,720
Surgery Center Holdings, Inc. (e):
8.88%, 4/15/21		1,066	1,095,315
6.75%, 7/01/25		1,254	1,183,463

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Tenet Healthcare Corp.:
4.75%, 6/01/20	USD	210	$216,563
6.00%, 10/01/20		5,640	6,004,852
7.50%, 1/01/22 (e)		1,146	1,234,815
8.13%, 4/01/22		4,228	4,439,400
6.75%, 6/15/23		3,367	3,340,401
4.63%, 7/15/24 (e)		2,138	2,137,572
THC Escrow Corp. III (e):
5.13%, 5/01/25		300	301,860
7.00%, 8/01/25		2,838	2,780,360
Unilabs Subholding AB, 5.75%, 5/15/25	EUR	100	119,734
Vizient, Inc., 10.38%, 3/01/24 (e)	USD	525	603,750
WellCare Health Plans, Inc., 5.25%, 4/01/25		706	739,535

			124,171,100
Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/01/25 (e)		1,505	1,548,269
Quintiles IMS, Inc.:
3.25%, 3/15/25 (e)	EUR	350	428,538
3.25%, 3/15/25		100	122,440

			2,099,247
Hotels, Restaurants & Leisure — 4.5%
Burger King France SAS:
(3 mo. EURIBOR + 5.250%), 5.25%, 5/01/23 (d)		419	515,483
6.00%, 5/01/24		325	415,430
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20	USD	4,753	4,871,825
Cirsa Funding Luxembourg SA:
5.75%, 5/15/21	EUR	100	125,593
5.88%, 5/15/23		100	125,275
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21		210	256,540
CPUK Finance Ltd.:
4.25%, 2/28/47	GBP	274	359,217
4.88%, 2/28/47		153	200,143
ESH Hospitality, Inc., 5.25%, 5/01/25 (e)	USD	1,800	1,854,000
GLP Capital LP/GLP Financing II, Inc., 5.38%, 4/15/26		1,116	1,210,860
International Game Technology PLC, 4.75%, 2/15/23	EUR	210	276,218
Jacobs Entertainment, Inc., 7.88%, 2/01/24 (e)	USD	473	509,657
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (e):
5.00%, 6/01/24		255	266,552
5.25%, 6/01/26		1,176	1,239,210
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 6/01/27 (e)		783	803,554
Melco Resorts Finance Ltd., 4.88%, 6/06/25 (e)		1,847	1,854,357
MGM Resorts International:
5.25%, 3/31/20		920	970,600
6.75%, 10/01/20		2,998	3,327,780
6.63%, 12/15/21		3,180	3,569,550
7.75%, 3/15/22		740	865,800
4.63%, 9/01/26		4,962	5,048,785
New Red Finance, Inc. (e):
6.00%, 4/01/22		1,980	2,045,340
4.25%, 5/15/24		2,424	2,454,300
5.00%, 10/15/25		4,895	5,023,494

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Sabre GLBL, Inc. (e):
5.38%, 4/15/23	USD	1,516	$1,559,585
5.25%, 11/15/23		745	763,625
Scientific Games International, Inc.:
7.00%, 1/01/22 (e)		5,051	5,391,942
10.00%, 12/01/22		9,118	10,143,775
Six Flags Entertainment Corp. (e):
4.88%, 7/31/24		3,690	3,722,472
5.50%, 4/15/27		2,311	2,362,997
Snai SpA, 6.38%, 11/07/21	EUR	200	255,495
Station Casinos LLC, 7.50%, 3/01/21	USD	2,893	3,001,487
Stonegate Pub Co. Financing PLC:
(3 mo. LIBOR GBP + 4.375%), 4.66%, 3/15/22 (d)	GBP	150	194,361
4.88%, 3/15/22		325	427,542
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 6/30/27		491	711,874
Series N, 6.46%, 3/30/32		1,000	1,263,805
Vue International Bidco PLC, 7.88%, 7/15/20		520	687,161
Yum! Brands, Inc., 3.88%, 11/01/23	USD	721	715,592

			69,391,276
Household Durables — 1.8%
AV Homes, Inc., 6.63%, 5/15/22		674	696,748
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (e)		1,604	1,672,170
CalAtlantic Group, Inc.:
8.38%, 1/15/21		2,810	3,273,650
5.25%, 6/01/26		302	311,060
K Hovnanian Enterprises, Inc. (e):
10.00%, 7/15/22		685	702,125
10.50%, 7/15/24		811	847,495
Lennar Corp.:
4.50%, 11/15/19		2,482	2,559,562
4.75%, 4/01/21		314	331,270
4.13%, 1/15/22		1,014	1,044,420
4.75%, 11/15/22		1,300	1,358,500
4.88%, 12/15/23		968	1,023,660
Mattamy Group Corp., 6.88%, 12/15/23 (e)		708	720,390
Meritage Homes Corp., 5.13%, 6/06/27 (e)		539	536,979
PulteGroup, Inc., 6.38%, 5/15/33		2,805	2,987,325
Ryland Group, Inc., 6.63%, 5/01/20		1,160	1,278,900
Tempur Sealy International, Inc.:
5.63%, 10/15/23		424	441,490
5.50%, 6/15/26		2,812	2,902,406
Toll Brothers Finance Corp., 6.75%, 11/01/19		220	239,525
TRI Pointe Group, Inc.:
4.38%, 6/15/19		1,060	1,081,200
4.88%, 7/01/21		1,275	1,332,375
5.88%, 6/15/24		770	818,125
5.25%, 6/01/27		1,220	1,235,250
VWR Funding, Inc., 4.63%, 4/15/22	EUR	100	123,807
William Lyon Homes, Inc., 5.88%, 1/31/25	USD	769	790,147

			28,308,579
Household Products — 0.3%
ACCO Brands Corp., 5.25%, 12/15/24 (e)		539	555,170
Diamond BC BV, 5.63%, 8/15/25	EUR	149	180,073
Prestige Brands, Inc., 6.38%, 3/01/24 (e)	USD	2,176	2,322,880
Spectrum Brands, Inc.:
6.63%, 11/15/22		1,385	1,438,669
4.00%, 10/01/26	EUR	208	257,518

			4,754,310

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	51

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds		Par (000)	Value
Independent Power and Renewable Electricity Producers — 1.1%
Calpine Corp.:
6.00%, 1/15/22 (e)	USD	251	$258,844
5.38%, 1/15/23		514	488,942
5.88%, 1/15/24 (e)		1,389	1,425,461
5.25%, 6/01/26 (e)		323	316,540
Dynegy, Inc.:
7.38%, 11/01/22		1,935	2,002,725
8.13%, 1/30/26 (e)		1,136	1,172,920
MPM Escrow LLC, 8.88%, 10/15/20 (a)(f)		3,738	—
NRG Energy, Inc.:
7.88%, 5/15/21		427	440,878
6.25%, 7/15/22		1,384	1,449,740
6.63%, 3/15/23		210	217,350
6.25%, 5/01/24		615	636,525
6.63%, 1/15/27		5,469	5,742,450
NRG Yield Operating LLC, 5.38%, 8/15/24		775	809,875
QEP Resources, Inc., 5.38%, 10/01/22		914	879,725
TerraForm Power Operating LLC, 6.38%, 2/01/23 (e)(m)		1,301	1,346,535

			17,188,510
Industrial Conglomerates — 0.3%
Colfax Corp., 3.25%, 5/15/25	EUR	489	595,342
Vertiv Group Corp., 9.25%, 10/15/24 (e)	USD	3,406	3,789,175

			4,384,517
Insurance — 1.2%
Ardonagh Midco 3 PLC:
8.38%, 7/15/23	GBP	500	627,922
8.63%, 7/15/23 (e)	USD	3,012	3,025,546
Assicurazioni Generali SpA (i):
(3 mo. EURIBOR + 7.113%), 7.75%, 12/12/42	EUR	400	601,178
(3 mo. EURIBOR + 5.350%), 5.50%, 10/27/47		200	274,839
AssuredPartners, Inc., 7.00%, 8/15/25 (e)	USD	752	757,565
BNP Paribas Cardif SA, (3 mo. EURIBOR + 3.930%), 4.03% (i)(k)	EUR	100	129,441
Credit Agricole Assurances SA, (5 year EUR Swap + 4.350%), 4.50% (i)(k)		200	260,493
Groupama SA, 6.00%, 1/23/27		500	732,127
HUB International Ltd., 7.88%, 10/01/21 (e)	USD	5,484	5,701,715
Old Mutual PLC, 8.00%, 6/03/21	GBP	200	299,676
Pension Insurance Corp. PLC, 6.50%, 7/03/24		175	247,266
Radian Group, Inc.:
5.25%, 6/15/20	USD	706	746,595
7.00%, 3/15/21		366	412,665
USIS Merger Sub, Inc., 6.88%, 5/01/25 (e)		323	329,056
Wayne Merger Sub LLC, 8.25%, 8/01/23 (e)		4,338	4,554,900

			18,700,984
Internet Software & Services — 0.8%
Equinix, Inc.:
5.38%, 1/01/22		1,110	1,162,725
5.88%, 1/15/26		3,197	3,508,707
Netflix, Inc.:
5.38%, 2/01/21		210	224,962
5.50%, 2/15/22		2,087	2,243,525
4.38%, 11/15/26 (e)		2,326	2,267,850
3.63%, 5/15/27	EUR	505	607,805
Symantec Corp., 5.00%, 4/15/25 (e)	USD	1,596	1,671,331
United Group BV:
4.38%, 7/01/22	EUR	258	312,705
(3 mo. EURIBOR + 4.375%), 4.38%, 7/01/23 (d)		395	474,343

			12,473,953

Corporate Bonds		Par (000)	Value
IT Services — 2.4%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (e)	USD	1,631	$1,726,821
First Data Corp. (e):
7.00%, 12/01/23		8,023	8,644,783
5.75%, 1/15/24		18,420	19,387,050
Gartner, Inc., 5.13%, 4/01/25 (e)		1,772	1,867,245
WEX, Inc., 4.75%, 2/01/23 (e)		4,804	4,930,105

			36,556,004
Machinery — 0.5%
EnPro Industries, Inc., 5.88%, 9/15/22 (e)		848	884,040
Navistar International Corp., 8.25%, 11/01/21		830	836,225
SPX FLOW, Inc. (e):
5.63%, 8/15/24		993	1,025,273
5.88%, 8/15/26		993	1,037,685
Terex Corp., 5.63%, 2/01/25 (e)		3,529	3,696,627
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	490	626,428

			8,106,278
Media — 15.7%
Altice Financing SA (e):
6.63%, 2/15/23	USD	1,145	1,210,838
7.50%, 5/15/26		7,967	8,725,458
Altice Finco SA, 8.13%, 1/15/24 (e)		500	540,475
Altice Luxembourg SA:
7.25%, 5/15/22	EUR	300	379,193
7.75%, 5/15/22 (e)	USD	2,649	2,811,251
6.25%, 2/15/25	EUR	660	853,228
Altice US Finance I Corp. (e):
5.38%, 7/15/23	USD	7,610	7,971,475
5.50%, 5/15/26		2,435	2,576,534
AMC Networks, Inc.:
5.00%, 4/01/24		800	825,000
4.75%, 8/01/25		2,556	2,565,585
Banijay Group SAS, 4.00%, 7/01/22	EUR	259	320,274
Block Communications, Inc., 6.88%, 2/15/25 (e)	USD	685	733,806
Cablevision Systems Corp.:
8.63%, 9/15/17		550	550,825
7.75%, 4/15/18		1,393	1,434,790
8.00%, 4/15/20		2,224	2,460,300
CBS Radio, Inc., 7.25%, 11/01/24 (e)		526	553,615
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		795	818,850
5.13%, 5/01/23 (e)		678	709,276
5.13%, 5/01/27 (e)		21,235	21,872,050
5.00%, 2/01/28 (e)		2,610	2,654,057
Cequel Communications Holdings I LLC/Cequel Capital Corp. (e):
6.38%, 9/15/20		210	214,788
5.13%, 12/15/21		7,150	7,275,125
7.75%, 7/15/25		7,299	8,056,271
Clear Channel International BV, 8.75%, 12/15/20 (e)		3,473	3,629,285
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		13,137	13,494,847
Series B, 7.63%, 3/15/20		8,341	8,309,721
Columbus Cable Barbados Ltd., 7.38%, 3/30/21 (e)		1,247	1,334,041
CSC Holdings LLC:
7.88%, 2/15/18		734	751,433
7.63%, 7/15/18		351	366,795
10.13%, 1/15/23 (e)		4,866	5,637,018
5.25%, 6/01/24		5,105	5,239,006
6.63%, 10/15/25 (e)		1,341	1,468,395
10.88%, 10/15/25 (e)		10,299	12,667,770

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds		Par (000)	Value
Media (continued)
DISH DBS Corp.:
6.75%, 6/01/21	USD	74	$81,678
5.88%, 7/15/22		3,972	4,294,725
5.00%, 3/15/23		3,554	3,670,571
5.88%, 11/15/24		2,546	2,746,497
7.75%, 7/01/26		6,060	7,112,925
DISH Network Corp., 3.38%, 8/15/26 (l)		2,044	2,368,485
eircom Finance DAC, 4.50%, 5/31/22	EUR	300	372,759
GTT Communications, Inc., 7.88%, 12/31/24 (e)	USD	1,722	1,837,698
Hughes Satellite Systems Corp.:
7.63%, 6/15/21		595	677,556
5.25%, 8/01/26		3,978	4,171,927
6.63%, 8/01/26		801	874,091
iHeartCommunications, Inc.:
9.00%, 12/15/19		1,024	814,080
9.00%, 3/01/21		241	175,328
9.00%, 9/15/22		2,382	1,726,950
10.63%, 3/15/23		1,980	1,450,350
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		2,603	2,477,731
5.50%, 8/01/23		2,311	1,929,685
9.75%, 7/15/25 (e)		2,678	2,724,865
LG Finance Co. Corp., 5.88%, 11/01/24 (e)		598	624,910
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	300	402,670
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (e)	USD	639	611,843
MDC Partners, Inc., 6.50%, 5/01/24 (e)		2,003	1,995,489
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 8/15/23 (e)		1,100	1,182,500
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (e)		2,039	2,042,059
Numericable Group SA:
5.38%, 5/15/22	EUR	280	347,966
6.00%, 5/15/22	USD	200	210,746
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 2/15/22		650	671,125
Radio One, Inc., 7.38%, 4/15/22 (e)		805	816,069
SFR Group SA (e):
6.00%, 5/15/22		5,489	5,783,924
7.38%, 5/01/26		11,160	12,053,023
Sirius XM Radio, Inc. (e):
4.63%, 5/15/23		230	236,900
5.00%, 8/01/27		409	420,248
Sterling Entertainment Corp., 9.75%, 12/15/19 (a)		4,810	4,761,900
TEGNA, Inc.:
5.13%, 10/15/19		857	869,855
5.50%, 9/15/24 (e)		344	362,060
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24	EUR	982	1,273,795
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (e)	USD	3,421	3,831,520
Townsquare Media, Inc., 6.50%, 4/01/23 (e)		517	520,878
Tribune Media Co., 5.88%, 7/15/22		1,679	1,741,963
United Group BV, 4.88%, 7/01/24	EUR	283	341,985
Unitymedia GmbH, 3.75%, 1/15/27		200	240,433
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.63%, 4/15/23		146	183,045
4.00%, 1/15/25		911	1,146,859
5.00%, 1/15/25 (e)	USD	710	749,050
4.63%, 2/15/26	EUR	100	129,462
3.50%, 1/15/27		200	246,538
6.25%, 1/15/29		700	946,771

Corporate Bonds		Par (000)	Value
Media (continued)
Univision Communications, Inc. (e):
5.13%, 5/15/23	USD	2,315	$2,355,512
5.13%, 2/15/25		1,847	1,856,235
UPC Holding BV, 6.75%, 3/15/23	EUR	200	253,328
UPCB Finance IV Ltd., 4.00%, 1/15/27		400	499,013
Videotron Ltd., 5.13%, 4/15/27 (e)	USD	1,657	1,706,710
Virgin Media Finance PLC:
4.50%, 1/15/25	EUR	183	228,514
5.75%, 1/15/25 (e)	USD	4,788	4,931,640
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	300	402,470
Virgin Media Secured Finance PLC:
5.13%, 1/15/25		210	286,302
5.25%, 1/15/26 (e)	USD	1,656	1,722,240
5.50%, 8/15/26 (e)		522	552,015
4.88%, 1/15/27	GBP	200	268,924
6.25%, 3/28/29		829	1,166,958
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (e)	USD	4,428	4,544,235
Wind Acquisition Finance SA:
4.75%, 7/15/20 (e)		250	253,125
7.00%, 4/23/21	EUR	400	495,456
7.38%, 4/23/21 (e)	USD	4,095	4,257,653
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	300	377,295
5.88%, 1/15/25 (e)	USD	2,643	2,738,809
Ziggo Secured Finance BV, 4.25%, 1/15/27	EUR	400	502,727

			242,664,023
Metals & Mining — 7.8%
Alcoa Nederland Holding BV, 7.00%, 9/30/26 (e)	USD	681	761,018
Anglo American Capital PLC:
3.63%, 5/14/20 (e)		1,116	1,138,097
4.45%, 9/27/20 (e)		412	431,570
4.13%, 4/15/21 (e)		210	217,350
3.50%, 3/28/22	EUR	200	265,091
4.13%, 9/27/22 (e)	USD	200	207,500
3.25%, 4/03/23	EUR	300	396,432
4.88%, 5/14/25 (e)	USD	400	424,480
ArcelorMittal:
3.00%, 4/09/21	EUR	100	127,965
3.13%, 1/14/22		100	129,411
7.50%, 10/15/39	USD	400	473,000
7.25%, 3/01/41		2,156	2,496,217
Big River Steel LLC/BRS Finance Corp., 7.25%, 9/01/25 (e)		1,407	1,473,832
Constellium NV:
7.00%, 1/15/23	EUR	200	252,440
8.00%, 1/15/23 (e)	USD	5,933	6,318,645
6.63%, 3/01/25 (e)		4,046	4,248,300
First Quantum Minerals Ltd. (e):
7.00%, 2/15/21		4,991	5,137,611
7.25%, 5/15/22		1,533	1,575,157
7.50%, 4/01/25		234	239,558
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		1,337	1,337,000
2.38%, 3/15/18		15,430	15,430,000
3.10%, 3/15/20		2,976	2,976,000
4.00%, 11/14/21		2,078	2,079,039
3.55%, 3/01/22		2,374	2,335,422
3.88%, 3/15/23		8,890	8,801,100
5.40%, 11/14/34		689	663,163
5.45%, 3/15/43		7,738	7,196,340
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (e)		2,662	2,861,650

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	53

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (e)	USD	1,378	$1,558,862
Kaiser Aluminum Corp., 5.88%, 5/15/24		773	827,110
Kinross Gold Corp.:
4.50%, 7/15/27 (e)		807	807,000
6.88%, 9/01/41		495	530,888
Novelis Corp. (e):
6.25%, 8/15/24		7,475	7,895,469
5.88%, 9/30/26		5,244	5,466,870
Nyrstar Netherlands Holdings BV, 6.88%, 3/15/24	EUR	200	244,042
Peabody Energy Corp. (e):
6.00%, 3/31/22	USD	490	502,250
6.38%, 3/31/25		536	546,720
Petra Diamonds US Treasury PLC, 7.25%, 5/01/22 (e)		906	939,975
Steel Dynamics, Inc.:
5.13%, 10/01/21		3,215	3,299,233
6.38%, 8/15/22		1,345	1,392,075
5.25%, 4/15/23		949	982,215
5.50%, 10/01/24		1,540	1,653,575
5.00%, 12/15/26		470	497,025
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25 (e)		1,525	1,555,500
Teck Resources Ltd.:
4.50%, 1/15/21		902	943,718
3.75%, 2/01/23		2,259	2,274,700
8.50%, 6/01/24 (e)		3,550	4,091,375
6.13%, 10/01/35		502	553,455
6.00%, 8/15/40		3,317	3,540,897
5.20%, 3/01/42		3,303	3,253,455
5.40%, 2/01/43		3,691	3,681,772
ThyssenKrupp AG:
2.75%, 3/08/21	EUR	100	125,984
1.38%, 3/03/22		675	806,947
United States Steel Corp., 8.38%, 7/01/21 (e)	USD	2,224	2,457,520

			120,422,020
Multi-Utilities — 0.3%
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.13%, 7/15/19		980	965,300
6.88%, 10/15/21		1,230	1,199,250
7.50%, 11/01/23		2,795	2,690,188

			4,854,738
Multiline Retail — 0.0%
Neiman Marcus Group Ltd., 8.00%, 10/15/21 (e)		1,214	622,175
Oil, Gas & Consumable Fuels — 12.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (e)		801	859,073
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24		385	392,700
Antero Resources Corp.:
5.13%, 12/01/22		744	745,860
5.63%, 6/01/23		644	655,270
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22 (e)		1,962	1,996,335
California Resources Corp., 8.00%, 12/15/22 (e)		1,148	632,835
Callon Petroleum Co., 6.13%, 10/01/24		3,192	3,239,880
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/23		1,433	1,390,010
8.25%, 7/15/25		691	715,185
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24		2,859	3,252,112
5.88%, 3/31/25		2,649	2,847,675
5.13%, 6/30/27 (e)		5,397	5,585,895

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.:
6.88%, 11/15/20	USD	1,262	$1,262,000
8.00%, 12/15/22 (e)		210	217,088
5.75%, 3/15/23		216	190,890
8.00%, 6/15/27 (e)		754	716,300
CONSOL Energy, Inc.:
5.88%, 4/15/22		17,481	17,481,000
8.00%, 4/01/23		786	829,230
Continental Resources, Inc.:
3.80%, 6/01/24		3,669	3,412,170
4.90%, 6/01/44		880	744,128
Corral Petroleum Holdings AB, (11.75% Cash or 13.25% PIK), 11.75%, 5/15/21 (h)	EUR	200	261,752
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 5/15/25 (e)	USD	1,332	1,336,995
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23		385	397,513
CrownRock LP/CrownRock Finance, Inc. (e):
7.13%, 4/15/21		2,753	2,808,060
7.75%, 2/15/23		2,489	2,638,340
DCP Midstream LLC (e):
6.45%, 11/03/36		1,258	1,324,045
6.75%, 9/15/37		1,490	1,579,400
DEA Finance SA, 7.50%, 10/15/22	EUR	330	427,023
Denbury Resources, Inc.:
9.00%, 5/15/21 (e)	USD	130	116,350
5.50%, 5/01/22		2,602	1,190,415
4.63%, 7/15/23		1,278	562,320
Diamond Offshore Drilling, Inc., 7.88%, 8/15/25		620	620,000
Diamondback Energy, Inc., 5.38%, 5/31/25		1,071	1,100,452
Eclipse Resources Corp., 8.88%, 7/15/23		550	550,000
Energy Transfer Equity LP:
7.50%, 10/15/20		665	750,619
5.88%, 1/15/24		3,623	3,903,782
5.50%, 6/01/27		3,209	3,417,585
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		1,802	1,326,722
8.00%, 11/29/24 (e)		2,325	2,272,687
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (e)		1,843	1,902,897
Extraction Oil & Gas, Inc., 7.38%, 5/15/24 (e)		973	977,865
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25		966	946,680
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21 (e)		2,007	1,996,965
Gulfport Energy Corp.:
6.63%, 5/01/23		638	634,810
6.00%, 10/15/24 (e)		722	707,560
Halcon Resources Corp., 6.75%, 2/15/25 (e)		6,539	6,571,695
Matador Resources Co., 6.88%, 4/15/23		152	158,080
MEG Energy Corp. (e):
6.38%, 1/30/23		2,095	1,673,381
7.00%, 3/31/24		3,193	2,538,435
6.50%, 1/15/25		5,097	4,733,839
Murphy Oil Corp.:
6.88%, 8/15/24		2,221	2,345,931
6.13%, 12/01/42		353	331,820
Newfield Exploration Co., 5.63%, 7/01/24		872	928,680
NGPL PipeCo LLC (e):
4.38%, 8/15/22		1,254	1,288,485
4.88%, 8/15/27		2,728	2,809,840
7.77%, 12/15/37		2,926	3,635,555
Noble Holding International Ltd., 7.75%, 1/15/24		2,489	1,922,703
Noble Holding US Corp/Noble Drilling Services 6 LLC/Noble Drilling Holding LLC, 7.50%, 3/15/19		675	688,500

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Oasis Petroleum, Inc.:
6.50%, 11/01/21	USD	837	$815,029
6.88%, 3/15/22		963	936,518
6.88%, 1/15/23		383	366,531
ONEOK, Inc., 6.00%, 6/15/35		260	289,976
Paramount Resources Ltd., 6.88%, 6/30/23 (e)		4,645	4,830,800
Parker Drilling Co., 7.50%, 8/01/20		335	288,100
Parsley Energy LLC/Parsley Finance Corp. (e):
6.25%, 6/01/24		458	477,465
5.38%, 1/15/25		2,170	2,180,850
5.25%, 8/15/25		532	532,000
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25 (e)		1,424	1,409,760
Petroleos Mexicanos, 5.38%, 3/13/22 (e)		270	289,710
QEP Resources, Inc., 5.25%, 5/01/23		1,240	1,178,000
Range Resources Corp.:
5.88%, 7/01/22 (e)		2,612	2,664,240
5.00%, 8/15/22 (e)		530	520,725
4.88%, 5/15/25		844	808,130
Resolute Energy Corp., 8.50%, 5/01/20		2,474	2,474,000
Rockies Express Pipeline LLC (e):
6.00%, 1/15/19		1,984	2,050,960
5.63%, 4/15/20		695	731,488
6.88%, 4/15/40		2,829	3,090,682
Rowan Cos., Inc.:
4.88%, 6/01/22		195	176,963
7.38%, 6/15/25		5,845	5,289,725
RSP Permian, Inc.:
6.63%, 10/01/22		2,395	2,490,800
5.25%, 1/15/25 (e)		1,046	1,048,615
Sanchez Energy Corp.:
7.75%, 6/15/21		138	119,370
6.13%, 1/15/23		6,474	4,936,425
SESI LLC, 7.13%, 12/15/21		655	658,275
Seven Generations Energy Ltd., 8.25%, 5/15/20 (e)		852	886,080
SM Energy Co.:
1.50%, 7/01/21 (l)		1,740	1,530,112
6.50%, 11/15/21		845	816,481
6.13%, 11/15/22		1,620	1,530,900
6.50%, 1/01/23		523	500,773
5.00%, 1/15/24		38	33,820
Southwestern Energy Co., 5.80%, 1/23/20		6,857	7,062,710
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (e):
5.50%, 9/15/24		1,206	1,206,000
5.13%, 2/01/25		548	563,070
5.38%, 2/01/27		531	549,585
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25%, 5/01/23		78	79,755
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		321	331,834
6.25%, 10/15/22		3,154	3,335,355
Tullow Oil PLC:
6.00%, 11/01/20 (e)		200	193,250
6.00%, 11/01/20		200	193,250
6.25%, 4/15/22 (e)		200	188,000
Weatherford International LLC, 6.80%, 6/15/37		702	593,190
Weatherford International Ltd.:
6.50%, 8/01/36		1,931	1,602,730
7.00%, 3/15/38		1,523	1,286,935
5.95%, 4/15/42		959	762,405
Whiting Petroleum Corp., 5.00%, 3/15/19		784	776,160
Williams Cos., Inc.:
4.55%, 6/24/24		1,614	1,650,315
5.75%, 6/24/44		4,897	5,080,637

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc.:
7.50%, 8/01/20	USD	258	$278,640
6.00%, 1/15/22		1,165	1,201,406
8.25%, 8/01/23		1,245	1,366,387
5.25%, 9/15/24		332	325,360

			185,123,694
Paper & Forest Products — 0.2%
Mercer International, Inc., 6.50%, 2/01/24 (e)		1,446	1,507,455
Norbord, Inc., 6.25%, 4/15/23 (e)		1,605	1,725,375
Stora Enso OYJ, 2.50%, 6/07/27	EUR	200	237,210

			3,470,040
Pharmaceuticals — 3.3%
Endo Finance LLC/Endo Finco, Inc. (e):
7.25%, 1/15/22	USD	1,176	1,131,900
6.00%, 7/15/23		931	782,040
5.88%, 10/15/24		1,079	1,114,068
6.00%, 2/01/25		1,442	1,186,045
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	675	863,258
Ephios Holdco II PLC, 8.25%, 7/01/23		159	209,955
Grifols SA, 3.20%, 5/01/25		200	241,706
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (e)	USD	1,310	1,447,550
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (e)		10,081	10,571,945
NBTY, Inc., 7.63%, 5/15/21 (e)		2,645	2,823,538
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	210	268,569
Tennessee Merger Sub, Inc., 6.38%, 2/01/25 (e)	USD	3,826	3,692,664
Valeant Pharmaceuticals International, Inc.:
7.00%, 10/01/20 (e)		5,613	5,598,967
6.38%, 10/15/20 (e)		2,696	2,669,849
7.50%, 7/15/21 (e)		1,870	1,834,938
6.75%, 8/15/21 (e)		3,813	3,650,947
5.63%, 12/01/21 (e)		830	761,525
6.50%, 3/15/22 (e)		2,043	2,142,596
5.50%, 3/01/23 (e)		77	64,680
4.50%, 5/15/23	EUR	226	220,843
5.88%, 5/15/23 (e)	USD	3,471	2,959,027
7.00%, 3/15/24 (e)		3,210	3,406,612
6.13%, 4/15/25 (e)		4,397	3,709,969

			51,353,191
Real Estate Investment Trusts (REITs) — 1.1%
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24		1,269	1,296,385
iStar, Inc.:
4.00%, 11/01/17		685	684,144
6.00%, 4/01/22		637	654,518
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24		8,391	9,125,212
4.50%, 9/01/26		3,385	3,444,237
NH Hotel Group SA, 3.75%, 10/01/23	EUR	372	467,084
Starwood Property Trust, Inc., 5.00%, 12/15/21	USD	1,695	1,756,444
TVL Finance PLC, (3 mo. LIBOR GBP + 4.875%), 5.15%, 5/15/23 (d)	GBP	203	264,904

			17,692,928
Real Estate Management & Development — 0.9%
ADLER Real Estate AG, 4.75%, 4/08/20	EUR	134	167,656
Aroundtown Property Holdings PLC, 1.50%, 1/18/21 (l)		100	136,306
DEMIRE Deutsche Mittelstand Real Estate AG, 2.88%, 7/15/22		217	262,306
Howard Hughes Corp., 5.38%, 3/15/25 (e)	USD	1,442	1,442,952

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	55

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (continued)
Punch Taverns Finance B Ltd., Series A6, 5.94%, 9/30/22	GBP	128	$180,916
Punch Taverns Finance PLC, Series M3, (3 mo. LIBOR GBP + 5.500%), 5.79%, 10/15/27 (d)		622	804,309
Realogy Group LLC/Realogy Co-Issuer Corp. (e):
4.50%, 4/15/19	USD	806	830,180
5.25%, 12/01/21		2,296	2,387,840
4.88%, 6/01/23		5,931	6,049,620
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (e)		1,065	1,076,715

			13,338,800
Road & Rail — 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (e):
5.13%, 6/01/22		927	929,317
6.38%, 4/01/24		355	362,988
Avis Budget Finance PLC:
4.13%, 11/15/24	EUR	250	297,181
4.50%, 5/15/25		273	323,371
Herc Rentals, Inc. (e):
7.50%, 6/01/22	USD	1,582	1,732,290
7.75%, 6/01/24		1,465	1,604,175
Hertz Corp., 7.63%, 6/01/22 (e)		1,981	1,998,334
Hertz Holdings Netherlands BV, 4.13%, 10/15/21	EUR	525	612,487
Loxam SAS:
3.50%, 4/15/22		168	210,495
3.50%, 5/03/23		150	186,688
4.25%, 4/15/24		100	127,949
6.00%, 4/15/25		108	140,140
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (e)	USD	1,093	1,136,720

			9,662,135
Semiconductors & Semiconductor Equipment — 1.3%
Advanced Micro Devices, Inc.:
7.50%, 8/15/22		422	474,750
7.00%, 7/01/24		409	435,074
Micron Technology, Inc.:
5.25%, 8/01/23 (e)		2,331	2,427,154
7.50%, 9/15/23		150	166,313
5.50%, 2/01/25		58	61,260
Series G, 3.00%, 11/15/43 (l)		1,428	1,673,437
Microsemi Corp., 9.13%, 4/15/23 (e)		134	153,458
NXP BV/NXP Funding LLC (e):
4.13%, 6/15/20		2,409	2,517,405
4.13%, 6/01/21		1,448	1,514,608
4.63%, 6/15/22		1,319	1,408,032
3.88%, 9/01/22		1,422	1,471,770
5.75%, 3/15/23		1,070	1,116,813
4.63%, 6/01/23		1,145	1,224,062
Sensata Technologies BV (e):
5.63%, 11/01/24		903	984,270
5.00%, 10/01/25		3,923	4,109,342

			19,737,748
Software — 4.9%
BMC Software Finance, Inc., 8.13%, 7/15/21 (e)		9,633	9,946,072
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (e)		1,553	1,603,473
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24 (e)		1,255	1,427,563
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24 (e)		2,714	2,880,232

Corporate Bonds		Par (000)	Value
Software (continued)
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (e)	USD	1,444	$1,371,800
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (e)(h)		3,521	3,591,420
Infor US, Inc., 6.50%, 5/15/22		10,231	10,435,620
Informatica LLC, 7.13%, 7/15/23 (e)		2,439	2,451,195
Nuance Communications, Inc.:
5.38%, 8/15/20 (e)		356	361,340
6.00%, 7/01/24		1,600	1,723,664
5.63%, 12/15/26 (e)		690	720,188
PTC, Inc., 6.00%, 5/15/24		1,996	2,135,720
RP Crown Parent LLC, 7.38%, 10/15/24 (e)		2,666	2,719,320
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (e)		10,664	12,143,630
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		4,047	4,249,350
TIBCO Software, Inc., 11.38%, 12/01/21 (e)		9,136	10,003,920
Veritas US, Inc./Veritas Bermuda Ltd.:
7.50%, 2/01/23	EUR	300	380,170
7.50%, 2/01/23 (e)	USD	2,376	2,524,500
10.50%, 2/01/24 (e)		4,492	4,817,670

			75,486,847
Specialty Retail — 0.7%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		1,899	1,955,970
JC Penney Corp., Inc.:
8.13%, 10/01/19		218	234,895
6.38%, 10/15/36		554	398,880
7.40%, 4/01/37		304	231,040
L Brands, Inc.:
8.50%, 6/15/19		3,925	4,307,687
6.88%, 11/01/35		2,338	2,238,635
Penske Automotive Group, Inc.:
5.75%, 10/01/22		729	750,870
5.50%, 5/15/26		346	349,460
PetSmart, Inc., 5.88%, 6/01/25 (e)		897	800,573

			11,268,010
Technology Hardware, Storage & Peripherals — 0.9%
Dell International LLC/EMC Corp. (e):
7.13%, 6/15/24		4,522	5,009,283
6.02%, 6/15/26		1,390	1,552,855
Riverbed Technology, Inc., 8.88%, 3/01/23 (e)		2,192	2,142,680
Western Digital Corp.:
7.38%, 4/01/23 (e)		1,534	1,681,648
10.50%, 4/01/24		3,263	3,874,812

			14,261,278
Textiles, Apparel & Luxury Goods — 0.1%
BiSoho SAS, 5.88%, 5/01/23	EUR	360	464,556
Levi Strauss & Co., 3.38%, 3/15/27		225	275,903
Springs Industries, Inc., 6.25%, 6/01/21	USD	274	282,220

			1,022,679
Thrifts & Mortgage Finance — 0.3%
Amigo Luxembourg SA, 7.63%, 1/15/24	GBP	100	134,327
Jerrold Finco PLC:
6.25%, 9/15/21		225	302,818
6.13%, 1/15/24		445	581,932
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (e)	USD	2,298	2,366,940
MGIC Investment Corp., 5.75%, 8/15/23		1,117	1,221,719

			4,607,736
Trading Companies & Distributors — 0.0%
Ashtead Capital, Inc., 5.63%, 10/01/24 (e)		278	297,771

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds		Par (000)	Value
Transportation Infrastructure — 0.2%
CMA CGM SA:
7.75%, 1/15/21	EUR	199	$249,337
6.50%, 7/15/22		225	278,642
Hapag-Lloyd AG, 5.13%, 7/15/24		284	344,868
Heathrow Finance PLC, 3.88%, 3/01/27	GBP	178	227,540
Swissport Financing Sarl:
6.75%, 12/15/21	EUR	827	1,056,667
9.75%, 12/15/22		200	261,884
WFS Global Holding SAS, 9.50%, 7/15/22		465	599,505

			3,018,443
Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21		300	375,081
Drax Finco PLC, 4.25%, 5/01/22	GBP	137	183,869

			558,950
Wireless Telecommunication Services — 5.7%
CyrusOne LP/CyrusOne Finance Corp. (e):
5.00%, 3/15/24	USD	2,105	2,199,725
5.38%, 3/15/27		130	137,475
Digicel Group Ltd., 7.13%, 4/01/22 (e)		2,085	1,853,044
Digicel Ltd., 6.00%, 4/15/21 (e)		5,495	5,330,150
GEO Group, Inc.:
5.88%, 1/15/22		350	363,563
5.13%, 4/01/23		300	301,125
5.88%, 10/15/24		2,030	2,101,050
6.00%, 4/15/26		1,860	1,915,800
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	635	779,219
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (e)	USD	1,994	1,971,567
SBA Communications Corp., 4.88%, 9/01/24		2,489	2,569,892
Sprint Capital Corp.:
6.90%, 5/01/19		640	684,864
6.88%, 11/15/28		8,312	9,143,200
8.75%, 3/15/32		934	1,158,160
Sprint Communications, Inc. (e):
9.00%, 11/15/18		6,496	7,015,680
7.00%, 3/01/20		1,270	1,390,650
Sprint Corp.:
7.25%, 9/15/21		922	1,016,505
7.88%, 9/15/23		4,787	5,469,770
7.13%, 6/15/24		18,030	19,833,000
7.63%, 2/15/25		3,520	3,977,600
T-Mobile USA, Inc.:
6.13%, 1/15/22		367	382,597
4.00%, 4/15/22		1,337	1,377,110
6.00%, 3/01/23		2,169	2,285,584
6.50%, 1/15/24		2,638	2,816,065
6.38%, 3/01/25		994	1,070,414
5.13%, 4/15/25		1,363	1,431,559
5.38%, 4/15/27		818	877,550
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/01/22 (e)		711	735,885
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
8.25%, 10/15/23		3,172	3,099,361
7.13%, 12/15/24 (e)		2,729	2,538,925
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	824	991,722
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 6/01/22 (e)(h)	USD	589	615,505

			87,434,316
Total Corporate Bonds — 115.2%			1,779,607,890

Floating Rate Loan Interests		Par (000)	Value
Aerospace & Defense — 0.2%
Accudyne Industries LLC, 2017 Term Loan, (2 mo. LIBOR + 3.750%, 1.00% Floor), 5.01%, 8/02/24 (n)	USD	3,269	$3,267,987
Sequa Mezzanine Holdings L.L.C., 2nd Lien Term Loan, (3 mo. LIBOR + 9.000%, 1.00% Floor), 10.31%, 4/28/22 (a)(n)		385	392,700

			3,660,687
Air Freight & Logistics — 0.2%
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.500%), 6.50%, 3/19/21 (n)		916	856,300
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (n)		939	883,462
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (n)		142	134,155
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (n)		1,336	1,257,923

			3,131,840
Airlines — 0.2%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.230%), 2.65%, 9/10/18 (a)(n)		2,436	2,410,576
Auto Components — 0.0%
USI, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.000%), 4.31%, 5/16/24 (n)		592	588,424
Chemicals — 0.0%
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.75%, 6/01/24 (n)		345	348,322
Commercial Services & Supplies — 0.2%
Asurion LLC, 2017 2nd Lien Term Loan, 8/04/25 (q)		1,529	1,560,222
Garda World Security Corp., 2017 Term Loan, (PRIME + 3.000%, 1.00% Floor), 5.31%, 5/24/24 (n)		1,258	1,265,237

			2,825,459
Construction & Engineering — 0.5%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (2 mo. LIBOR + 4.250%, 1.00% Floor), 5.56%, 6/21/24 (n)		8,126	8,145,471
Diversified Consumer Services — 0.3%
Ascend Learning LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.53%, 7/12/24 (n)		405	406,348
Gol LuxCo S.A., 1st Lien Term Loan, 6.50%, 8/31/20		3,885	3,977,269
Laureate Education, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.500%, 1.00% Floor), 5.74%, 4/26/24 (n)		763	765,949

			5,149,566
Diversified Financial Services — 0.1%
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.000%), 4.32%, 7/12/24 (n)		755	749,813
Diversified Telecommunication Services — 0.3%
CenturyLink, Inc., 2017 Term Loan B, 2.75%, 1/31/25		5,161	5,047,045
Energy Equipment & Services — 0.1%
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.300%), 3.54%, 7/13/20 (a)(n)		1,875	1,781,613

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	57

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Floating Rate Loan Interests		Par (000)	Value
Food Products — 0.0%
Chobani LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 10/07/23 (n)		399	$401,615
Health Care Equipment & Supplies — 0.5%
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 6/08/20 (n)		2,669	2,654,624
Immucor, Inc., Extended Term Loan B, (1 mo. LIBOR + 5.000%, 1.00% Floor), 6.24%, 6/15/21 (n)	USD	4,049	4,100,119
Ortho-Clinical Diagnostics, Inc., Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 6/30/21 (n)		239	239,213

			6,993,956
Health Care Providers & Services — 0.1%
Iasis Healthcare LLC, Term Loan B3, (3 mo. LIBOR + 4.000%), 5.30%, 2/16/21 (n)		445	445,886
Surgery Center Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.250%), 4.49%, 6/06/24 (n)		880	870,830
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 2/06/24 (n)		326	321,698

			1,638,414
Hotels, Restaurants & Leisure — 1.5%
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.32%, 8/15/20 (n)		4,896	4,938,996
Caesars Entertainment Operating Co., Term Loan B7, 4.00%, 3/01/22 (b)(j)		3,447	4,382,670
Caesars Entertainment Resort Properties LLC, Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/11/20 (n)		13,150	13,204,848

			22,526,514
Industrial Conglomerates — 0.2%
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 11/30/23 (n)		1,530	1,539,171
Sequa Corp., 1st Lien Term Loan, (3 mo. LIBOR + 5.500%), 6.81%, 11/28/21 (n)		1,169	1,176,306

			2,715,477
Insurance — 0.0%
Alliant Holdings I, Inc., 2015 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 8/12/22 (n)		711	710,422
IT Services — 0.1%
Peak 10, Inc. (n):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.81%, 8/01/24		997	993,261
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.56%, 8/01/25		420	422,802

			1,416,063
Life Sciences Tools & Services — 0.2%
Albany Molecular Research, Inc. (n):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.250%), 4.49%, 7/19/24		1,002	1,002,000
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.000%), 8.24%, 7/19/25		167	169,087
Parexel International Corp,, Term Loan B, 8/07/24 (q)		1,145	1,147,654

			2,318,741
Machinery — 0.0%
Hayward Industries, Inc., Term Loan B, 7/18/24 (q)		372	373,629

Floating Rate Loan Interests		Par (000)	Value
Media — 0.9%
CSC Holdings LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.250%), 3.48%, 7/17/25 (n)		385	$382,591
iHeartCommunications, Inc., Term Loan D, (1 mo. LIBOR + 6.750%), 7.99%, 1/30/19 (n)		6,889	5,510,711
Intelsat Jackson Holdings SA, Term Loan B2, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.00%, 6/30/19 (n)		8,606	8,567,180

			14,460,482
Multiline Retail — 0.1%
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.48%, 10/25/20 (n)	USD	1,426	1,047,932
Oil, Gas & Consumable Fuels — 1.4%
California Resources Corp. (n):
Second Out Term Loan, (1 mo. LIBOR + 10.375%), 11.60%, 12/31/21		467	494,220
Term Loan A, (1 mo. LIBOR + 3.000%), 4.24%, 10/01/19 (a)		3,255	3,091,985
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.81%, 8/23/21 (n)		13,950	14,810,640
CITGO Holding, Inc., 2015 Term Loan B, (3 mo. LIBOR + 8.500%, 1.00% Floor), 9.80%, 5/12/18 (n)		2,490	2,505,584

			20,902,429
Pharmaceuticals — 0.2%
Jaguar Holding Co. II, 2017 Term Loan, (3 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 8/18/22 (n)		3,534	3,541,539
Professional Services — 0.0%
Information Resources, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 1/18/24 (n)		507	509,897
Software — 1.2%
Almonde, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%), 8.57%, 6/13/25 (n)		496	504,293
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 9/10/22 (n)		1,995	2,000,955
Cypress Intermediate Holdings, Inc. (n):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 4/27/24		768	766,224
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.750%, 1.00% Floor), 7.99%, 4/27/25		212	217,764
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.05%, 2/01/22 (n)		1,965	1,959,162
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%, 1.00% Floor), 9.56%, 11/01/24 (n)		3,635	3,752,621
Misys Europe SA, 1st Lien Term Loan, (3 mo. LIBOR + 3.500%), 4.82%, 6/13/24 (n)		2,272	2,281,656
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.81%, 4/26/24 (n)		1,081	1,053,975
Veritas Bermuda Ltd., Repriced Term Loan B, (3 mo. LIBOR + 4.500%, 1.00% Floor), 5.80%, 1/27/23 (n)		5,333	5,370,390

			17,907,040
Specialty Retail — 0.1%
Staples, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.000%), 5.31%, 8/06/24 (n)		1,603	1,594,616
Textiles, Apparel & Luxury Goods — 0.3%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.250%, 1.00% Floor), 6.55%, 8/12/22 (a)(n)		5,295	5,321,217

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Floating Rate Loan Interests		Par (000)	Value
Trading Companies & Distributors — 0.1%
HD Supply Waterworks Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.000%, 1.00% Floor), 4.46%, 8/01/24 (n)		855	$856,069
Wireless Telecommunication Services — 1.5%
Ligado Networks LLC, 2015 2nd Lien Term Loan, (3 mo. LIBOR + 12.500%, 1.00% Floor), 13.82%, 12/07/20 (b)(j)(n)		38,106	23,316,127
Total Floating Rate Loan Interests — 10.5%			162,390,995

Investment Companies		Shares
Capital Markets — 2.0%
iShares iBoxx USD High Yield Corporate Bond ETF (r)		349,667	30,980,496

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.1%
GAHR Commercial Mortgage Trust NRF, Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (e)(f)	USD	1,925	1,921,872

Other Interests (o)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow (a)		1,250	13

Preferred Securities		Par (000)
Capital Trusts
Banks — 1.6%
ABN AMRO Bank NV, 5.75% (i)(k)		300	379,902
Allied Irish Banks PLC, 7.38% (i)(k)		210	275,294
Banco Bilbao Vizcaya Argentaria SA (i)(k):
7.00%		600	740,493
8.88%		200	276,780
Banco Santander SA, 6.25% (i)(k)		500	612,561
CaixaBank SA, Series, 6.75% (i)(k)		200	255,947
CIT Group, Inc., Series A, 5.80% (i)(k)		3,292	3,415,450
Citigroup, Inc. (i)(k):
5.95%		1,405	1,513,887
Series O, 5.88%		2,405	2,513,225
Series P, 5.95%		1,452	1,568,160
Series Q, 5.95%		1,165	1,229,803
Series R, 6.13%		615	658,419
Cooperatieve Rabobank UA (i)(k):
5.50%		200	253,864
6.63%		400	532,727
Danske Bank A/S, 5.75% (i)(k)		200	255,080
Erste Group Bank AG, 6.50% (i)(k)		400	519,593
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 1.50% (d)(k)		400	331,330
Intesa Sanpaolo SpA (i)(k):
7.00%		375	480,458
7.70% (e)		200	209,250
KBC Group NV, 5.63% (i)(k)		200	246,721
National Westminster Bank PLC, Series C, 1.50% (f)(k)		200	168,409

Preferred Securities		Par (000)	Value
Banks (continued)
RZB Finance Jersey IV Ltd., 1.62% (i)(k)		200	$231,057
Santander UK Group Holdings PLC, 6.75% (i)(k)		275	388,361
Swedbank Hypotek AB, 6.00% (i)(k)		200	211,500
U.S. Bancorp, Series J, 5.30% (i)(k)		1,899	2,060,415
Wells Fargo & Co. (i)(k):
Series S, 5.90%		3,460	3,754,100
Series U, 5.88%		1,375	1,526,250

			24,609,036
Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series L, 5.70% (i)(k)		5,218	5,400,630
Morgan Stanley (i)(k):
Series H, 5.45%	USD	3,309	3,404,134
Series J, 5.55%		440	458,146
UBS Group AG (i)(k):
5.75%		800	1,063,015
7.00%		425	474,277

			10,800,202
Chemicals — 0.1%
Lanxess AG, 4.50%, 12/06/76 (i)		225	293,702
Solvay Finance SA, 5.12% (i)(k)		730	968,750

			1,262,452
Diversified Financial Services — 2.2%
Banco Santander SA, 6.75% (i)(k)		300	391,956
Bank of America Corp. (i)(k):
Series AA, 6.10%		3,011	3,300,809
Series V, 5.13%		2,205	2,254,855
Series X, 6.25%		2,874	3,158,526
Series Z, 6.50%		1,816	2,047,540
Barclays PLC, 7.25% (i)(k)		680	952,951
Credit Agricole SA, 6.50% (i)(k)		400	527,846
Credit Suisse Group AG, 6.25% (i)(k)		300	318,000
HBOS Capital Funding LP, 6.85% (k)		800	817,680
HSBC Holdings PLC, 6.00% (i)(k)		2,298	2,416,347
HSH Nordbank AG, 7.25% (k)		271	59,620
JPMorgan Chase & Co. (i)(k):
6.75%		5,324	6,082,670
Series Q, 5.15%		850	876,104
Series U, 6.13%		4,228	4,645,515
Series V, 5.00%		3,075	3,122,662
Royal Bank of Scotland Group PLC (i)(k):
7.50%		200	211,000
8.63%		982	1,087,565
Societe Generale SA, 8.88% (i)(k)		200	272,679
UniCredit SpA (i)(k):
6.75%		200	246,126
9.25%		425	590,054

			33,380,505
Diversified Telecommunication Services — 0.4%
Koninklijke KPN NV (i):
6.13% (k)		566	710,261
6.88%, 3/14/73		230	330,129
Orange SA (i)(k):
4.00%		600	774,162
5.75%		100	144,375
SoftBank Group Corp., 6.00% (i)(k)		500	501,250
Telefonica Europe BV (i)(k):
3.75%		200	248,557
4.20%		1,300	1,635,024
6.50%		600	756,769
6.75%		200	286,558
7.63%		300	426,819

			5,813,904

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	59

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Preferred Securities		Par (000)	Value
Electric Utilities — 0.1%
Enel SpA (i):
6.50%, 1/10/74		489	$625,790
7.75%, 9/10/75		105	155,125
Origin Energy Finance Ltd., 4.00%, 9/16/74 (i)		410	507,784
RWE AG, 2.75%, 4/21/75 (i)		500	601,862

			1,890,561
Insurance — 0.0%
Ethias SA, 5.00%, 1/14/26		200	260,762
Groupama SA, 6.38% (i)(k)		200	274,075

			534,837
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (e)(k)	USD	400	424,000
Oil, Gas & Consumable Fuels — 0.2%
Gas Natural Fenosa Finance BV, 3.38% (i)(k)		1,000	1,214,212
Repsol International Finance BV (i):
3.88% (k)		300	374,992
4.50%, 3/25/75		489	617,955
TOTAL SA, 3.88% (i)(k)		425	547,520

			2,754,679
Real Estate — 0.0%
AT Securities BV, 5.25% (i)(k)		250	246,437
Total Capital Trusts — 5.3%			81,716,613

Preferred Stocks		Shares
Auto Components — 0.2%
UCI International, Inc. (a)		164,729	2,696,614
Capital Markets — 0.3%
Morgan Stanley, Series K, 5.85% (i)(k)		171,786	4,684,604
Diversified Financial Services — 0.0%
Concrete Investments II (a)		4,997	130,871
Hotels, Restaurants & Leisure — 1.1%
The Stars Group, Inc. (a)		17,786	17,118,713
Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Acquired 4/08/15, cost $629,122) (p)		633,462	578,477
Total Preferred Stocks — 1.6%			25,209,279

Trust Preferred	Shares	Value
Diversified Financial Services — 0.5%
GMAC Capital Trust I, 7.10% 2/15/2040 (i)	256,246	$6,673,716
Total Preferred Securities — 7.4%		113,599,608

Warrants (b)
Metals & Mining — 0.0%
Peninsula Energy Ltd.:
(1 Share for 1 Warrant, Expires 12/31/17, Strike Price AUD 0.08)	288,820	2
(1 Share for 1 Warrant, Expires 12/31/18, Strike Price AUD 0.05 )	515,378	13,520

		13,522
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27) (a)	6,494	455
Total Warrants — 0.0%		13,977
Total Long-Term Investments (Cost — $2,171,923,265) — 140.3%		2,168,010,010
Options Purchased (Cost — $357,416) — 0.0%		133,125
Total Investments Before Options Written (Cost — $2,172,280,681) — 140.3%		2,168,143,135
Options Written (Premiums Received — $196,346) — (0.0)%		(56,551)
Total Investments, Net of Options Written (Cost — $2,172,084,335) — 140.3%		2,168,086,584
Liabilities in Excess of Other Assets — (40.3)%		(622,464,434)

Net Assets — 100.0%		$1,545,622,150

Notes to Schedule of Investments

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	Non-income producing security.

(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

(d)	Floating rate security. Rate shown is the rate in effect as of period end.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	When-issued security.

(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(j)	Issuer filed for bankruptcy and/or is in default.

(k)	Perpetual security with no stated maturity date.

(l)	Convertible security.

(m)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(n)	Variable rate security. Rate shown is the rate in effect as of period end.

(o)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

(p)	Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $578,477 and an original cost of $629,122, which was 0.04% of its net assets.

(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(r)	During the year ended August 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliate Persons and/or Related Parties	Shares Held at August 31, 2016	Shares Purchased	Shares Sold	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—	—	—	—	$13,952	$5	—
iShares iBoxx USD High Yield Corporate Bond ETF	152,000	1,058,809	(861,142)	349,667	$30,980,496	431,000	(64,733)	$(131,049)
Total					$30,980,496	$444,952	$(64,728)	$(131,049)

[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund	18	November 2017	$15	$(11,269)
Euro Bund	9	November 2017	$3	(8,152)

				(19,421)

Short Contracts
Euro Bund	(13)	September 2017	$2,555	(10,228)
10-Year U.S. Treasury Note	(2)	December 2017	$254	(377)
UK Long Gilt Bond	(4)	December 2017	$658	1,703

				(8,902)
Total				$(28,323)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,200,000	USD	1,418,210	Citibank N.A.	9/06/17	$10,401
EUR	350,000	USD	412,515	State Street Bank and Trust Co.	9/06/17	4,163
EUR	110,000	USD	129,890	UBS AG	9/06/17	1,066
GBP	200,000	USD	256,336	Goldman Sachs International	9/06/17	2,292
USD	1,279,769	AUD	1,605,000	National Australia Bank Ltd.	9/06/17	3,888
USD	119,167	EUR	100,000	State Street Bank and Trust Co.	9/06/17	116
USD	154,738	EUR	129,000	State Street Bank and Trust Co.	9/06/17	1,162
USD	14,314,814	GBP	10,901,000	State Street Bank and Trust Co.	9/06/17	218,288
USD	49,956,105	EUR	41,850,500	Deutsche Bank AG	10/04/17	56,746

						298,122

GBP	650,000	USD	860,564	State Street Bank and Trust Co.	9/06/17	(20,022)
USD	18,399,916	CAD	22,998,000	Goldman Sachs International	9/06/17	(17,638)
USD	100,529,740	EUR	85,132,000	Deutsche Bank AG	9/06/17	(820,693)
USD	125,003	GBP	97,000	Citibank N.A.	9/06/17	(432)
USD	1,272,847	AUD	1,605,000	Nomura International PLC	10/04/17	(2,598)
USD	18,238,485	CAD	22,998,000	Westpac Banking Corp.	10/04/17	(184,617)
USD	49,609,248	EUR	41,850,500	Royal Bank of Scotland PLC	10/04/17	(290,111)
USD	13,121,791	GBP	10,146,000	UBS AG	10/04/17	(11,427)

						(1,347,538)
Net Unrealized Depreciation						$(1,049,416)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	61

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	622	10/20/17	USD	241.00	$	15,394	$122,534

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)	Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	39	12/14/19	USD	942.86	—	—

Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	622	10/20/17	USD	231.00	$	(15,394)	$(51,004)

OTC Credit Default Swaptions Purchased
				Received by the Trust		Paid by the Trust
Description	Counterparty	Expiration Date	Exercise Price	Rate/ Reference	Frequency	Rate/ Reference	Frequency	Notional Amount (000)		Value
Call
Sold protection on 5-Year Credit Default Swaps, 6/20/22	Goldman Sachs International	9/20/17	108.00%	5.00%	Quarterly	Markit CDX North America High Yield Index, Series 28, Version 1	Quarterly	USD	20,000	$10,591

OTC Credit Default Swaptions Written
				Received by the Trust		Paid by the Trust
Description	Counterparty	Expiration Date	Exercise Price	Rate/ Reference	Frequency	Rate/ Reference	Frequency	Credit Rating[1]	Notional Amount (000)		Value
Put
Sold protection on 5-Year Credit Default Swaps, 6/20/22	Goldman Sachs International	9/20/17	102.00%	5.00%	Quarterly	Markit CDX North America High Yield Index, Series 28, Version 1	Quarterly	B+	USD	20,000	$(5,547)
[1] Using Standard & Poor’s (“S&P’s’) rating of the issuer or the underlying securities of the index, as applicable.

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index, Series 28, Version 1	5.00%	Quarterly	6/20/22	B+	USD	62,350	$4,527,904	$4,295,527	$232,377
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	425	(53,268)	(15,236)	(38,032)
Total							$4,474,636	$4,280,291	$194,345

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CCO Holdings LLC	8.00%	Quarterly	Deutsche Bank AG	9/20/17	B+	USD	8,180	$166,330	—	$166,330
Hellenic Telecommunications Organization SA	5.00%	Quarterly	Goldman Sachs International	12/20/21	B+	EUR	170	32,040	$8,780	23,260
Avis Budget Car Rental LLC/Avis Budget Finance Inc.	5.00%	Quarterly	Barclays Bank PLC	6/20/22	BB-	USD	20	1,341	425	916
Hertz Corp.	5.00%	Quarterly	Goldman Sachs International	6/20/22	B-	USD	903	(45,238)	(56,243)	11,005
Hertz Corp.	5.00%	Quarterly	Barclays Bank PLC	6/20/22	B-	USD	750	(103,271)	(72,926)	(30,345)
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Barclays Bank PLC	6/20/22	BB+	EUR	100	19,798	18,823	975
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Credit Suisse International	6/20/22	BB+	EUR	150	29,672	28,459	1,213
Saipem Finance International BV	5.00%	Quarterly	Credit Suisse International	6/20/22	BB+	EUR	200	16,607	14,173	2,434
Total								$117,279	$(58,509)	$175,788

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps
Reference Entity	Floating Rate[1]	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	9/20/17	USD	2,700	$97,538	—	$97,538
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	Goldman Sachs International	9/20/17	USD	10,000	84,998	$(18,750)	103,748
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	Citibank N.A.	12/20/17	USD	5,000	194,669	—	194,669
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	Goldman Sachs International	12/20/17	USD	5,800	35,284	—	35,284
Morgan Stanley Energy Long Basket Index	FED Funds Effective Rate plus 0.25%	Monthly	Morgan Stanley & Co. International PLC	12/29/17	USD	132	(13,918)	—	(13,918)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	Morgan Stanley & Co. International PLC	3/20/18	USD	3,600	7,641	(4,712)	12,353
Total							$406,212	$(23,462)	$429,674

[1] The Trust pays the floating rate and receives the total return of the reference entity.

Balances reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$4,295,527	$(15,236)	$232,377	$(38,032)
OTC Derivatives	70,660	(152,631)	649,725	(44,263)

[1]    Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	63

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,703	—	$1,703
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$298,122	—	—	298,122
Options purchased	Investments at value — unaffiliated[2];	—	$10,591	$122,534	—	—	—	133,125
Swaps — centrally cleared	Net unrealized appreciation[1]	—	232,377	—	—	—	—	232,377
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	276,793	—	—	443,592	—	720,385

Total		—	$519,761	$122,534	$298,122	$445,295	—	$1,385,712

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$30,026	—	$30,026
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,347,538	—	—	1,347,538
Options written	Options written at value;	—	$5,547	$51,004	—	—	—	56,551
Swaps — centrally cleared	Net unrealized depreciation[1]	—	38,032	—	—	—	—	38,032
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	159,514	13,918	—	23,462	—	196,894

Total		—	$203,093	$64,922	$1,347,538	$53,488	—	$1,669,041

[1] Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(4,479,842)	—	$(14,510)	—	$(4,494,352)
Forward foreign currency exchange contracts	—	—	—	$(11,926,761)	—	—	(11,926,761)
Options purchased[1]	—	$59,250	(2,034,787)	—	772,492	—	(1,203,045)
Options written	—	49,750	623,046	—	—	—	672,796
Swaps		7,631,821	538,536	—	2,810,512		10,980,869

Total	—	$7,740,821	$(5,353,047)	$(11,926,761)	$3,568,494	—	$(5,970,493)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$1,352,662	—	$(28,323)	—	$1,324,339
Forward foreign currency exchange contracts	—	—	—	$(943,181)	—	—	(943,181)
Options purchased[2]	—	$(32,780)	(161,248)	—	—	—	(194,028)
Options written	—	38,494	104,342	—	—	—	142,836
Swaps	—	(359,291)	(229,630)	—	(1,156,160)	—	(1,745,081)

Total	—	$(353,577)	$1,066,126	$(943,181)	$(1,184,483)	—	$(1,415,115)

[1] Options purchased are included in net realized gain (loss) from investments.
[2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,607
Average notional value of contracts — short	$18,339,637
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$247,057,641
Average amounts sold — in USD	$4,980,050
Options:
Average value of option contracts purchased	$209,307
Average value of option contracts written	$86,208
Average notional value of swaption contracts purchased	$42,970,000
Average notional value of swaption contracts written	$5,000,000
Credit default swaps:
Average notional value — buy protection	$247,137
Average notional value — sell protection	$91,894,063
Total return swaps:
Average notional value	$36,568,621

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$589		—
Forward foreign currency exchange contracts	298,122		$1,347,538
Options	133,125	[1]	56,551
Swaps — Centrally cleared	113,214		—
Swaps — OTC[2]	720,385		196,894

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$1,265,435		$1,600,983

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(236,337)		(51,004)

Total derivative assets and liabilities subject to an MNA	$1,029,098		$1,549,979

[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$21,139	$(21,139)	—	—	—
Citibank N.A.	205,070	(432)	—	$(204,638)	—
Credit Suisse International	46,279	—	—	—	$46,279
Deutsche Bank AG	223,076	(223,076)	—	—	—
Goldman Sachs International	194,960	(98,178)	—	—	96,782
JPMorgan Chase Bank N.A.	97,538	—	—	—	97,538
Morgan Stanley & Co. International PLC	12,353	(12,353)	—	—	—
National Australia Bank Ltd.	3,888	—	—	—	3,888
State Street Bank and Trust Co.	223,729	(20,022)	—	—	203,707
UBS AG	1,066	(1,066)	—	—	—

Total	$1,029,098	$(376,266)	—	$(204,638)	$448,194

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	65

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Barclays Bank PLC	$103,271	$(21,139)	—	—	$82,132
Citibank N.A.	432	(432)	—	—	—
Deutsche Bank AG	820,693	(223,076)	—	—	597,617
Goldman Sachs International	98,178	(98,178)	—	—	—
Morgan Stanley & Co. International PLC	18,630	(12,353)	—	—	6,277
Nomura International PLC	2,598	—	—	—	2,598
Royal Bank of Scotland PLC	290,111	—	—	—	290,111
State Street Bank and Trust Co.	20,022	(20,022)	—	—	—
UBS AG	11,427	(1,066)	—	—	10,361
Westpac Banking Corp.	184,617	—	—	—	184,617

Total	$1,549,979	$(376,266)	—	—	$1,173,713

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[5] Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$58,069,376	$2,508,240	$60,577,616
Common Stocks	10,479,302	4,597,696	3,840,545	18,917,543
Corporate Bonds	255,113	1,774,590,877	4,761,900	1,779,607,890
Floating Rate Loan Interests	—	149,392,904	12,998,091	162,390,995
Investment Companies	30,980,496	—	—	30,980,496
Non-Agency Mortgage-Backed Securities	—	1,921,872	—	1,921,872
Other Interests	—	—	13	13
Preferred Securities	11,358,320	81,716,613	19,946,198	113,021,131
Warrants	—	13,522	455	13,977
Options Purchased:
Credit contracts	—	10,591	—	10,591
Equity contracts	122,534	—	—	122,534

Subtotal	$53,195,765	$2,070,313,451	$44,055,442	$2,167,564,658

Investments Valued at NAV[1]				578,477

Total				$2,168,143,135

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$438,510	—	$438,510
Foreign currency exchange contracts	—	298,122	—	298,122
Interest rate contracts	$1,703	443,592	—	445,295
Liabilities:
Credit contracts	—	(73,924)	—	(73,924)
Equity contracts	(51,004)	(13,918)	—	(64,922)
Foreign currency exchange contracts	—	(1,347,538)	—	(1,347,538)
Interest rate contracts	(10,605)	(19,421)	—	(30,026)

Total	$(59,906)	$(274,577)	—	$(334,483)

[1]    As of August 31, 2017, certain investments of the Trust were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (HYT)

During the year ended August 31, 2017, there were no transfers between Level 1 and Level 2.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $649,000,000 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 Investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening balance, as of August 31, 2016[1]	$1,725,910	$13,191,932	$5,853,024	$22,184,147	$13	$17,201,711	$13,361	$60,170,098
Transfers into Level 3[2]	—	—	—	1,534,446	—	—	—	1,534,446
Transfers out of Level 3[3]	—	(7,056,472)	—	(8,712,450)	—	—	(130)	(15,769,052)
Accrued discounts/premiums	—	13,751	1,726	162,789	—	—	—	178,266
Net realized gain (loss)	(162,612)	146,674	(1,850,079)	169,987	—	(4,488)	—	(1,700,518)
Net change in unrealized appreciation (depreciation)[4,5]	2,302,098	(101,395)	1,848,821	(10,977)	—	(1,857,773)	(12,776)	2,167,998
Purchases	473	2,513,750	—	2,412,272	—	23,415,576	—	28,342,071
Sales	(25,324)	(6,200,000)	(1,091,592)	(4,742,123)	—	(18,808,828)	—	(30,867,867)

Closing Balance, as of August 31, 2017	$3,840,545	$2,508,240	$4,761,900	$12,998,091	$13	$19,946,198	$455	$44,055,442

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2017[5]	$2,126,809	$(5,511)	—	$(4,150)	—	$(3,602,376)	$(12,776)	$(1,498,004)

[1]    The opening balance of preferred securities has been restated to exclude certain investments in the amount of $523,176 that were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]    As of August 31, 2016, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2017, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]    As of August 31, 2016, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2017, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[5]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	67

Schedule of Investments August 31, 2017	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Asset-Backed Securities — 0.4%
Securitized Asset Backed Receivables LLC Trust, Series 2005-OP2, Class M1, (1 mo. LIBOR US + 0.430%), 1.66%, 10/25/35 (a)	$1,875	$1,828,991
Interest Only Asset-Backed Securities — 0.1%
Small Business Administration Participation Certificates, Series 2000-1, 1.00%, 3/15/21 (b)	256	2,240
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)(c)	1,480	88,801
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (b)	2,163	95,310

		186,351
Total Asset-Backed Securities — 0.5%		2,015,342

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.5%
Deutsche Securities, Inc. Mortgage Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	144	140,996
HomeBanc Mortgage Trust, Series 2005-4, Class A1, (1 mo. LIBOR US + 0.270%), 1.50%, 10/25/35 (a)	1,171	1,152,416
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR + 16.621%), 14.33%, 8/25/23 (a)	32	35,786
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 3.33%, 8/25/34 (d)	686	673,342

		2,002,540
Interest Only Collateralized Mortgage Obligations — 0.3%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	384	86,149
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 1/25/37 (b)	36,900	46,125
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.48%, 4/25/34 (b)(e)	4,224	84,488
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 1/25/19	65	1,655
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 5/25/19	37	274
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.71%, 3/20/35 (b)(d)	20,785	571,588
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 3AS, 1.94%, 8/25/36 (b)(d)	9,128	661,769
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 5/15/29 (d)	22,885	23

		1,452,071
Principal Only Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, 0.00%, 9/25/23 (f)	27	25,408
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 2/25/36 (f)	283	239,909
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35 (f)	123	92,577

		357,894
Total Non-Agency Mortgage-Backed Securities — 0.9%		3,812,505

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations — 2.6%
Federal Housing Administration (b):
USGI Projects, Series 99, 7.43%, 6/01/21 - 10/01/23	$2,134		$2,038,613
General Motors Acceptance Corp. Projects, Series 56, 7.43%, 11/01/22	—	(g)	1
Merrill Lynch Projects, Series 54, 7.43%, 5/15/23	1		1,028
Reilly Projects, Series 41, 8.28%, 3/01/20	20		20,484
Residual Funding Corp., 0.00%, 4/15/30 (f)	13,000		9,151,278

			11,211,404
Collateralized Mortgage Obligations — 64.8%
Fannie Mae Mortgage-Backed Securities:
Series 2011-142, Class PE, 3.50%, 1/25/42	15,567		16,202,474
Series 2014-28, Class BD, 3.50%, 8/25/43	5,563		5,841,393
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060		3,348,616
Series 2011-8, Class ZA, 4.00%, 2/25/41	6,373		6,732,992
Series 2011-117, Class CP, 4.00%, 11/25/41	14,350		15,818,623
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		48,558,692
Series 2010-47, Class JB, 5.00%, 5/25/30	9,448		10,264,395
Series 2003-135, Class PB, 6.00%, 1/25/34	6,764		7,134,658
Series 2004-31, Class ZG, 7.50%, 5/25/34	4,967		6,112,048
Series 1993-247, Class SN, (11th District Cost of Funds + 63.846%), 10.00%, 12/25/23 (a)	89		106,730
Series 2005-73, Class DS, (1 mo. LIBOR + 17.550%), 14.34%, 8/25/35 (a)	456		528,420
Series 1991-87, Class S, (1 mo. LIBOR + 26.683%), 23.41%, 8/25/21 (a)	7		8,089
Series G-49, Class S, (1 mo. LIBOR + 1034.800%), 906.42%, 12/25/21 (a)	—	(g)	33
Series G-07, Class S, (1 mo. LIBOR + 1144.571%), 1,005.33%, 3/25/21 (a)	—	(g)	272
Series 1991-46, Class S, (1 mo. LIBOR + 2519.000%), 2,236.31%, 5/25/21 (a)	—	(g)	1
Freddie Mac Mortgage-Backed Securities:
Series T-11, Class A9, 3.10%, 1/25/28 (d)	707		735,476
Series 4242, Class PA, 3.50%, 5/15/41	5,735		5,943,052
Series 3762, Class LN, 4.00%, 11/15/40	2,000		2,193,657
Series 4269, Class PM, 4.00%, 8/15/41	8,884		9,599,834
Series 4016, Class BX, 4.00%, 9/15/41	15,408		17,065,220
Series 3688, Class PB, 4.50%, 8/15/32	10,000		10,334,312
Series 4316, Class VB, 4.50%, 3/15/34	10,787		11,786,198
Series 3856, Class PB, 5.00%, 5/15/41	10,000		11,347,315
Series 2927, Class BZ, 5.50%, 2/15/35	4,120		4,666,570
Series 2542, Class UC, 6.00%, 12/15/22	1,386		1,466,803
Series 0040, Class K, 6.50%, 8/17/24	86		94,456
Series 0019, Class F, 8.50%, 3/15/20	4		3,755
Series 2218, Class Z, 8.50%, 3/15/30	1,774		2,096,387
Series 0173, Class RS, 10.30%, 11/15/21 (b)(d)	—	(g)	2
Series 1160, Class F, (1 mo. LIBOR + 40.163%), 34.95%, 10/15/21 (a)	4		5,283
Ginnie Mae Mortgage-Backed Securities:
Series 2010-099, Class JM, 3.75%, 12/20/38	19,039		19,393,352
Series 2010-112, Class TL, 4.00%, 1/20/39	15,000		15,387,945
Series 2011-80, Class PB, 4.00%, 10/20/39	11,489		11,857,497
Series 2012-16, Class HJ, 4.00%, 9/20/40	10,000		10,695,512
Series 2011-88, Class PY, 4.00%, 6/20/41	15,402		16,326,085
Series 2015-96, Class ZM, 4.00%, 7/20/45	6,822		7,595,125
Series 2004-89, Class PE, 6.00%, 10/20/34	53		54,524

			279,305,796
Interest Only Collateralized Mortgage Obligations — 5.9%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, (1 mo. LIBOR + 9.200%), 1.20%, 4/25/23 (a)	72		1,728

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (continued)
Fannie Mae Mortgage-Backed Securities (continued):
Series G92-60, Class SB, (11th District Cost of Funds + 9.350%), 1.60%, 10/25/22 (a)	$36		$1,124
Series 2013-10, Class PI, 3.00%, 2/25/43	13,155		1,378,442
Series 2012-96, Class DI, 4.00%, 2/25/27	3,269		261,313
Series 2013-45, Class EI, 4.00%, 4/25/43	6,014		885,150
Series 2010-74, Class DI, 5.00%, 12/25/39	3,153		159,653
Series 2015-66, Class AS, (1 mo. LIBOR + 6.250%), 5.02%, 9/25/45 (a)	49,493		8,737,596
Series 2011-100, Class S, (1 mo. LIBOR + 6.450%), 5.22%, 10/25/41 (a)	3,569		570,206
Series 2006-36, Class PS, (1 mo. LIBOR + 6.600%), 5.37%, 5/25/36 (a)	6,511		1,247,196
Series 2011-124, Class GS, (1 mo. LIBOR + 6.700%), 5.47%, 3/25/37 (a)	6,493		468,620
Series 1997-90, Class M, 6.00%, 1/25/28	1,179		145,898
Series 1999-W4, 6.50%, 12/25/28	108		9,889
Series G92-05, Class H, 9.00%, 1/25/22	—	(g)	32
Series 094, Class 2, 9.50%, 8/25/21	—	(g)	50
Series 1990-136, Class S, 18.85%, 11/25/20 (a)	2		3
Series 1991-139, Class PT, 648.35%, 10/25/21	—	(g)	1
Series G-10, Class S, 972.61%, 5/25/21 (a)	—	(g)	1
Freddie Mac Mortgage-Backed Securities:
Series 2559, Class IO, 0.50%, 8/15/30 (d)	27		127
Series 3745, Class IN, 4.00%, 1/15/35	8,659		316,154
Series 3744, Class PI, 4.00%, 6/15/39	8,120		857,054
Series 4026, Class IO, 4.50%, 4/15/32	2,618		331,818
Series 4611, Class BS, (1 mo. LIBOR + 6.100%), 4.87%, 6/15/41 (a)	16,106		2,512,537
Series 3796, Class WS, (1 mo. LIBOR + 6.550%), 5.32%, 2/15/40 (a)	6,192		743,562
Series 2611, Class QI, 5.50%, 9/15/32	337		12,158
Series 1043, Class H, (1 mo. LIBOR + 45.000%), 39.48%, 2/15/21 (a)	2		3
Ginnie Mae Mortgage-Backed Securities (a):
Series 2012-97, Class JS, (1 mo. LIBOR + 6.250%), 5.02%, 8/16/42	18,407		2,991,218
Series 2009-116, Class KS, (1 mo. LIBOR + 6.470%), 5.24%, 12/16/39	1,149		179,592
Series 2011-52, Class MJ, (1 mo. LIBOR + 6.650%), 5.42%, 4/20/41	8,675		1,535,254
Series 2011-52, Class NS, (1 mo. LIBOR + 6.670%), 5.44%, 4/16/41	10,059		1,878,445

			25,224,824
Mortgage-Backed Securities — 69.9%
Fannie Mae Mortgage-Backed Securities:
2.50%, 9/01/32 (h)	180		182,531
3.00%, 1/01/43 - 10/01/46 (i)	59,061		60,035,056
3.50%, 10/01/42 - 10/01/47 (h)(i)	61,346		63,799,082
4.00%, 1/01/41 - 9/01/47 (h)(i)	44,756		47,607,503
4.50%, 8/01/25 - 9/01/41 (i)	50,034		54,488,631
5.00%, 1/01/23 - 10/01/41 (i)	30,829		33,948,679
5.50%, 9/01/17 - 10/01/39 (i)	12,331		13,779,652
6.50%, 12/01/37 - 10/01/39	4,210		4,822,718
7.50%, 2/01/22	—	(g)	6
9.50%, 1/01/19 - 9/01/19	1		684
Freddie Mac Mortgage-Backed Securities:
(1 year CMT + 2.428%), 2.93%, 10/01/34 (a)	98		99,810
3.11%, 1/01/35 (d)	166		165,992
5.00%, 2/01/22 - 4/01/22	118		124,273
5.50%, 1/01/39 (i)	15,925		17,695,091
9.00%, 9/01/20	2		2,435

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/20/39	$4,007	$4,421,407
7.50%, 8/15/21 - 11/15/23	51	53,602
8.00%, 10/15/22 - 8/15/27	32	33,906
9.00%, 4/15/20 - 9/15/21	2	1,711

		301,262,769
Principal Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities (f):
Series 1991-7, Class J, 0.00%, 2/25/21	1	1,321
Series G93-2, Class KB, 0.00%, 1/25/23	45	42,821
Series 203, Class 1, 0.00%, 2/25/23	5	4,224
Series 1993-51, Class E, 0.00%, 2/25/23	15	14,021
Series 1993-70, Class A, 0.00%, 5/25/23	2	2,256
Series 0228, Class 1, 0.00%, 6/25/23	4	3,776
Series 1999-W4, 0.00%, 2/25/29	47	44,210
Series 2002-13, Class PR, 0.00%, 3/25/32	96	88,129
Freddie Mac Mortgage-Backed Securities (f):
Series 1418, Class M, 0.00%, 11/15/22	14	13,737
Series 1571, Class G, 0.00%, 8/15/23	111	106,036
Series 1691, Class B, 0.00%, 3/15/24	230	215,187
Series T-8, Class A10, 0.00%, 11/15/28	24	24,070

		559,788
Total U.S. Government Sponsored Agency Securities — 143.3%		617,564,581

U.S. Treasury Obligations
U.S. Treasury Bonds, 2.50%, 2/15/46 (i)	2,500	2,386,914
U.S. Treasury Notes:
1.00%, 11/30/19 (i)	2,965	2,942,531
1.38%, 8/31/20 (i)	4,045	4,036,626
1.63%, 11/15/22	780	775,155
2.00%, 8/15/25 (i)	2,860	2,853,520
Total U.S. Treasury Obligations — 3.0%		12,994,746
Total Long-Term Investments (Cost — $643,245,562) — 147.7%		636,387,174

Short-Term Securities	Shares
Money Market Funds — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.89% (l)(m)	8,868,413	8,868,413

	Par (000)
Borrowed Bond Agreement (j)(k) — 0.2%
Credit Suisse Securities (USA) LLC, 1.13%, Open (Purchased on 12/19/16 to be repurchased at $863,129. Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $917,000 and 928,140, respectively)	$856	856,249
Total Short-Term Securities (Cost — $9,724,662) — 2.3%		9,724,662
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $652,970,224) — 150.0%		646,111,836

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	69

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

Borrowed Bonds	Par (000)	Value
U.S. Treasury Bonds, 2.75%, 11/15/42	$(917)	$(928,140)
Total Borrowed Bonds (Proceeds — $842,347) — (0.2)%		(928,140)

TBA Sale Commitments
Mortgage-Backed Securities — (22.5)%
Fannie Mae Mortgage-Backed Securities (h):
3.00%, 9/01/47	48,800	(49,362,342)
3.50%, 9/01/47	3,500	(3,626,465)
4.00%, 9/01/47 - 10/01/47	28,182	(29,766,692)
5.00%, 9/01/47	12,900	(14,095,265)
Total TBA Sale Commitments (Proceeds — $96,348,549) — (22.5)%		(96,850,764)
Total Investments, Net of Borrowed Bonds and TBA Sale Commitments (Cost — $555,779,328) — 127.3%		548,332,932
Liabilities in Excess of Other Assets — (27.3)%		(117,503,255)

Net Assets — 100.0%		$430,829,677

Notes to Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Zero-coupon bond.

(g)	Amount is less than $500.

(h)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$2,160,797	$13,331
Barclays Bank PLC	$3,880,403	$11,597
BNP Paribas Securities Corp.	$(10,785,874)	$(89,969)
Citigroup Global Market, Inc.	$(29,621,754)	$(227,609)
Credit Suisse Securities (USA) LLC	$184,787	$1,043
Goldman Sachs & Co.	$(10,483,709)	$(45,141)
J.P. Morgan Securities LLC	$(14,396,127)	$4,088
Mizuho Securities USA Inc.	$(950,977)	$(5,273)
Morgan Stanley & Co. LLC	$(5,497,701)	$(32,554)
Wells Fargo Securities LLC	$1,099	$43

(i)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(k)	The amount to be repurchased assumes the maturity will be the day after period end.

(l)	Annualized 7-day yield as of period end

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

(m)	During the year ended August 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliate	Shares Investment Value Held at August 31, 2016	Net Activity	Shares Investment Value Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	8,868,413	8,868,413	$8,868,413	$59,879	$57	—
BlackRock Liquidity Funds, TempFund, Institutional Class	7,183,580	(7,183,580)	—	—	—	—	—
Total				$8,868,413	$59,879	$57	—

[1] Includes net capital gain distributions.

For Trust’s compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas Securities Corp.	1.09%	12/19/16	Open	$2,924,231	$2,939,284	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas Securities Corp.	1.18%	12/19/16	Open	4,004,550	4,029,790	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas Securities Corp.	1.21%	4/19/17	Open	2,315,625	2,324,439	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas Securities Corp.	1.21%	4/19/17	Open	2,831,400	2,842,202	U.S. Treasury Obligations	Open/Demand[1]
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	17,116,000	17,126,526	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	19,315,000	19,326,879	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	16,282,000	16,292,014	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	8,753,000	8,758,383	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	13,702,000	13,710,427	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	15,911,000	15,920,785	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	9,568,000	9,573,884	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	15,661,000	15,670,632	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	13,763,000	13,771,464	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	4,703,000	4,705,892	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	18,880,000	18,891,611	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	10,473,000	10,479,441	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	9,400,000	9,405,781	U.S. Government Sponsored Agency Securities	Up to 30 Days
Total				$185,602,806	$185,769,434

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Ultra Long U.S. Treasury Bond	285	December 2017	$48,183	$347,478
Short Contracts
90-Day Euro Dollar	(34)	September 2017	$8,388	(4,068)
5-Year U.S. Treasury Note	(508)	December 2017	$60,198	(74,400)
10-Year U.S. Treasury Note	(123)	December 2017	$15,619	(15,356)
10-Year U.S. Ultra Long Treasury Note	(70)	December 2017	$9,557	(42,702)
90-Day Euro Dollar	(34)	December 2017	$8,380	(4,993)
Long U.S. Treasury Bond	(663)	December 2017	$103,490	(712,519)
90-Day Euro Dollar	(34)	March 2018	$8,376	(8,581)
90-Day Euro Dollar	(40)	June 2018	$9,850	(15,651)
90-Day Euro Future	(40)	September 2018	$9,845	(20,089)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	71

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
90-Day Euro Future	(40)	December 2018	$9,838	$(23,389)
90-Day Euro Dollar	(40)	March 2019	$9,835	(25,978)
90-Day Euro-Dollar	(10)	June 2019	$2,458	(2,788)

				(950,514)
Total				$(603,036)

OTC Interest Rate Swaps
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
4.31%	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	N/A	10/01/18	USD	60,000	$(2,781,031)	—	$(2,781,031)
3-Month LIBOR	Quarterly	3.43%	Semi-annual	JPMorgan Chase Bank N.A.	N/A	3/28/21	USD	6,000	442,719	$(101,886)	544,605
3-Month LIBOR	Quarterly	5.41%	Semi-annual	JPMorgan Chase Bank N.A.	N/A	8/15/22	USD	9,565	1,683,421	—	1,683,421
Total									$(654,891)	$(101,886)	$(553,005)

Balances reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	—	$(101,886)	$2,228,026	$(2,781,031)

Derivative Financial Instruments Categorized by Risk Exposure

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$347,478	—	$347,478
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	—	—	2,228,026	—	2,228,026

Total		—	—	—	—	$2,575,504	—	$2,575,504

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$950,514	—	$950,514
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	2,882,917	—	2,882,917

Total		—	—	—	—	$3,833,431	—	$3,833,431

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$5,733,784	—	$5,733,784
Swaps	—	—	—	—	(1,446,942)	—	(1,446,942)

Total	—	—	—	—	$4,286,842	—	$4,286,842

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(689,894)	—	$(689,894)
Swaps	—	—	—	—	1,368,637	—	1,368,637

Total	—	—	—	—	$678,743	—	$678,743

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$57,452,438
Average notional value of contracts — short	$190,573,784
Interest rate swaps:
Average notional amount-pays fixed rate	$60,000,000
Average notional amount-receives fixed rate	$15,565,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$213,750	$367,840
Swaps — OTC[1]	2,228,026	2,882,917

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,441,776	$3,250,757

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(213,750)	(367,840)

Total derivative assets and liabilities subject to an MNA	$2,228,026	$2,882,917

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
JPMorgan Chase Bank N.A.	$2,228,026	$(101,886)	—	$(2,040,000)	$86,140

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Deutsche Bank AG	$2,781,031	—	—	$(2,540,000)	$241,031
JPMorgan Chase Bank N.A.	101,886	$(101,886)	—	—	—

Total	$2,882,917	$(101,886)	—	$(2,540,000)	$241,031

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount represents the net amount payable due to counterparty in the event of default.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	73

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,828,991	$186,351	$2,015,342
Non-Agency Mortgage-Backed Securities	—	2,448,535	1,363,970	3,812,505
U.S. Government Sponsored Agency Securities	—	615,504,453	2,060,128	617,564,581
U.S. Treasury Obligations	—	12,994,746	—	12,994,746
Short-Term Securities:
Money Market Funds	$8,868,413	—	—	8,868,413
Borrowed Bond Agreement	—	856,249	—	856,249
Liabilities:
Investments:
Borrowed Bonds	—	(928,140)	—	(928,140)
TBA Sale Commitments	—	(96,850,764)	—	(96,850,764)

Total	$8,868,413	$535,854,070	$3,610,449	$548,332,932

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$347,478	$2,228,026	—	$2,575,504
Liabilities:
Interest rate contracts	(950,514)	(2,781,031)	—	(3,731,545)

Total	$(603,036)	$(553,005)	—	$(1,156,041)

[1] Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $185,769,434 are categorized as Level 2 within the disclosure hierarchy.

During the year ended August 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2016	$468,888	$1,589,583	$2,580,068	$4,638,539
Transfers into Level 3	—	12,150	—	12,150
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	(120,063)	(111)	(9,755)	(129,929)
Net realized gain (loss)	(97,340)	6	(11,002)	(108,336)
Net change in unrealized appreciation (depreciation)[1,2]	(65,134)	(237,652)	45,050	(257,736)
Purchases	—	—	—	—
Sales	—	(6)	(544,233)	(544,239)

Closing Balance, as of August 31, 2017	$186,351	$1,363,970	$2,060,128	$3,610,449

Net change in unrealized appreciation (depreciation) on investments held as of August 31, 2017[2]	$(65,134)	$(237,652)	$45,050	$(257,736)

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments held as of August 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2017

Statements of Assets and Liabilities

August 31, 2017	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]		BlackRock Income Trust, Inc. (BKT)

Assets
Investments at value — unaffiliated[2]	$1,092,170,247	$2,137,162,639		$637,243,423
Investments at value — affiliated[3]	4,374,729	30,980,496		8,868,413
Cash	15,492	5,056		27,140
Cash pledged:
Collateral — OTC derivatives	4,450,000	—		2,540,000
Centrally cleared swaps	464,940	3,370,000		—
Futures contracts	1,138,922	70,150		1,855,260
Collateral — reverse repurchase agreements	459,000	—		—
Foreign currency at value[4]	1,321,145	204,117		—
Receivables:
Investments sold	1,116,747	10,531,562		111,106
Interest — unaffiliated	11,005,707	31,699,501		2,151,812
Options written	143,326	—		—
Dividends — unaffiliated	45,000	42,124		—
Dividends — affiliated	12,506	1,459		12,831
Swaps	9	108		—
TBA sale commitments	—	—		96,348,549
Variation margin on futures contracts	38,062	589		213,750
Variation margin on centrally cleared swaps	—	113,214		—
Swap premiums paid	6,836	70,660		—
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,753,240	298,122		—
OTC swaps	109,070	649,725		2,228,026
Prepaid expenses	14,136	29,870		11,509
Other assets	4,096	—		530

Total assets	1,118,643,210	2,215,229,392		751,612,349

Liabilities
Cash received:
Collateral — reverse repurchase agreements	4,798,000	—		—
Collateral — OTC derivatives	700,000	850,000		2,040,000
Borrowed bonds at value[5]	—	—		928,140
Options written at value[6]	5,474,806	56,551		—
TBA sale commitments at value[7]	—	—		96,850,764
Reverse repurchase agreements at value	289,078,038	—		185,769,434
Payables:
Investments purchased	3,410,506	13,989,286		31,246,003
Administration fees	—	—		54,801
Bank borrowings	—	649,000,000		—
Income dividends	69,862	407,456		47,885
Interest expense	—	1,305,163		7,469
Investment advisory fees	466,292	1,096,577		236,611
Officer’s and Trustees’ fees	208,874	582,708		210,654
Variation margin on futures contracts	179,241	—		367,840
Variation margin on centrally cleared swaps	8,785	—		—
Other accrued expenses	280,099	775,069		140,154
Swap premiums received	4,962,784	152,631		101,886
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,460,480	1,347,538		—
OTC swaps	697,684	44,263		2,781,031
Contingencies	—	—	[8]	—

Total liabilities	311,795,451	669,607,242		320,782,672

Net Assets	$806,847,759	$1,545,622,150		$430,829,677

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	75

Statements of Assets and Liabilities (concluded)

August 31, 2017	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Net Assets Consist of
Paid-in capital[9,10,11]	$755,543,973	$1,681,971,571	$478,262,054
Undistributed (distributions in excess of) net investment income	1,718,769	(2,481,742)	1,678,462
Accumulated net realized loss	(5,840,572)	(130,102,272)	(40,508,932)
Net unrealized appreciation (depreciation)	55,425,589	(3,765,407)	(8,601,907)

Net Assets	$806,847,759	$1,545,622,150	$430,829,677

Net asset value, offering and redemption price per share	$14.96	$12.22	$6.74

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$1,036,156,840	$2,141,298,716	$644,101,811
[3] Investments at cost — affiliated	$4,374,729	$30,981,965	$8,868,413
[4] Foreign currency at cost	$1,331,568	$203,971	—
[5] Proceeds received from borrowed bonds	—	—	$842,347
[6] Premiums received	$5,291,168	$196,346	—
[7] Proceeds from TBA sale commitments	—	—	$96,348,549
[8] See Note 12 of the Notes to Financial Statements for details of contingencies.
[9] Par value	$0.001	$0.100	$0.010
[10] Shares outstanding	53,935,126	126,458,988	63,942,535
[11] Shares authorized	Unlimited	200 million	200 million

See Notes to Financial Statements.

76	ANNUAL REPORT	AUGUST 31, 2017

Statements of Operations

Year Ended August 31, 2017	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Investment Income
Interest — unaffliliated	$49,148,351	$128,792,870	$21,254,273
Dividends — unaffiliated	693,177	1,062,157	—
Dividends — affiliated	111,630	444,952	59,879
Other income	8,781	186,166	—
Foreign taxes withheld	(51)	(50,066)	—

Total investment income	49,961,888	130,436,079	21,314,152

Expenses
Investment advisory	5,519,741	12,592,911	2,819,375
Professional	148,217	358,738	99,341
Accounting services	106,277	192,322	65,570
Officer and Trustees	101,515	206,620	63,155
Custodian	100,866	202,990	38,821
Transfer agent	91,018	163,242	85,138
Printing	22,964	33,348	17,368
Registration	21,537	50,554	25,525
Administration	—	—	650,625
Miscellaneous	62,607	122,429	30,488

Total expenses excluding interest expense and income tax	6,174,742	13,923,154	3,895,406
Interest expense	2,990,610	9,512,603	1,680,271
Income tax	—	26,822	—

Total expenses	9,165,352	23,462,579	5,575,677
Less fees waived by the Manager	(14,010)	(66,762)	(7,874)

Total expenses after fees waived	9,151,342	23,395,817	5,567,803

Net investment income	40,810,546	107,040,262	15,746,349

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffliliated	2,016,688	33,380,106	229,448
Investments — affiliated	—	(64,733)	—
Futures contracts	(2,298,146)	(4,494,352)	5,733,784
Forward foreign currency exchange contracts	(1,315,804)	(11,926,761)	—
Foreign currency transactions	1,659,040	7,169,859	—
Capital gain distributions from investment companies — affiliated	77	5	57
Payment from affiliate	—	29,894	—
Options written	5,690,648	672,796	—
Swaps	2,077,072	10,980,869	(1,446,942)

	7,829,575	35,747,683	4,516,347

Net change in unrealized appreciation (depreciation) on:
Investments — unaffliliated	(18,488,350)	25,130,671	(14,750,672)
Investments — affiliated	—	(131,049)	—
Futures contracts	(405,664)	1,324,339	(689,894)
Forward foreign currency exchange contracts	327,015	(943,181)	—
Foreign currency translations	4,579	391,872	—
Options written	(3,738,723)	142,836	—
Swaps	29,271	(1,745,081)	1,368,637
Borrowed bonds	—	—	90,518

	(22,271,872)	24,170,407	(13,981,411)

Net realized and unrealized gain (loss)	(14,442,297)	59,918,090	(9,465,064)

Net Increase in Net Assets Resulting from Operations	$26,368,249	$166,958,352	$6,281,285

[1] Consolidated Statement of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	77

Statements of Changes in Net Assets	BlackRock Core Bond Trust (BHK)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$40,810,546	$42,442,765
Net realized gain (loss)	7,829,575	(9,103,783)
Net change in unrealized appreciation (depreciation)	(22,271,872)	63,936,110

Net increase in net assets resulting from operations	26,368,249	97,275,092

Distributions to Shareholders[1]
From net investment income	(42,069,403)	(45,548,216)

Net Assets
Total increase (decrease) in net assets	(15,701,154)	51,726,876
Beginning of year	822,548,913	770,822,037

End of year	$806,847,759	$822,548,913

Undistributed (distributions in excess of) net investment income, end of year	$1,718,769	$(234,993)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

78	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Statements of Changes in Net Assets	BlackRock Corporate High Yield Fund, Inc. (HYT)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$107,040,262	$104,178,797
Net realized gain (loss)	35,747,683	(81,809,717)
Net change in unrealized appreciation (depreciation)	24,170,407	68,616,518

Net increase in net assets resulting from operations	166,958,352	90,985,598

Distributions to Shareholders[1]
From net investment income	(112,731,371)	(125,343,672)

Capital Share Transactions
Redemption of shares resulting from share repurchase program (including transaction costs)	(1,553,292)	—

Net Assets
Total increase (decrease) in net assets	52,673,689	(34,358,074)
Beginning of year	1,492,948,461	1,527,306,535

End of year	$1,545,622,150	$1,492,948,461

Undistributed (distributions in excess of) net investment income, end of year	$(2,481,742)	$6,355,015

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	79

Statements of Changes in Net Assets	BlackRock Income Trust, Inc. (BKT)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$15,746,349	$17,954,552
Net realized gain (loss)	4,516,347	(7,232,394)
Net change in unrealized appreciation (depreciation)	(13,981,411)	3,604,122

Net increase in net assets resulting from operations	6,281,285	14,326,280

Distributions to Shareholders[1]
From net investment income	(20,333,729)	(22,060,177)

Net Assets
Total decrease in net assets	(14,052,444)	(7,733,897)
Beginning of year	444,882,121	452,616,018

End of year	$430,829,677	$444,882,121

Undistributed net investment income, end of year	$1,678,462	$4,211,880

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

80	ANNUAL REPORT	AUGUST 31, 2017

Statements of Cash Flows

Year Ended August 31, 2017	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$26,368,249	$166,958,352	$6,281,285
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	354,670,837	1,581,600,149	1,772,412,847
Purchases of long-term investments	(376,561,000)	(1,616,713,601)	(1,812,046,954)
Net purchases of short-term securities	8,552,180	—	(1,605,742)
Amortization of premium and accretion of discount on investments	3,499,848	(2,947,394)	6,470,716
Paid-in-kind income	—	(3,775,851)	—
Premiums paid on closing options written	(9,722,702)	(84,348)	—
Premiums received from options written	13,286,435	934,490	—
Net realized (gain) loss on investments and options written	(7,718,240)	(32,084,439)	264,957
Net unrealized (gain) loss on investments, options written, swaps, borrowed bonds and foreign currency translations	22,103,833	(22,166,171)	13,291,353
(Increase) Decrease in Assets:
Cash pledged:
Collateral — OTC derivatives	(430,000)	—	2,500,000
Collateral — reverse repurchase agreements	(459,000)	—	682,769
Futures contracts	211,048	1,498,000	668,000
Centrally cleared swaps	775,000	(513,000)	—
Receivables:
Dividends — unaffiliated	(17,578)	(33,363)	—
Dividends — affiliated	(9,369)	(893)	(6,255)
Interest — unaffiliated	118,962	(1,975,148)	(22,163)
Variation margin on futures contracts	37,273	132,306	(121,000)
Variation margin on centrally cleared swaps	5,906	(113,214)	—
Swaps	(9)	(108)	—
Swap premiums paid	(6,829)	(17,422)	—
Prepaid expenses	(528)	(207)	138
Other assets	1,846	—	238
Increase (Decrease) in Liabilities:
Cash received:
Collateral — reverse repurchase agreements	3,594,000	—	—
Collateral — OTC derivatives	180,000	(1,480,000)	(1,290,000)
Payables:
Swaps	—	—	—
Administration	—	—	(58,442)
Interest expense	503,976	546,571	81,043
Investment advisory	(467,505)	(965,227)	(253,142)
Officer’s and Trustees’	11,926	75,986	28,500
Other accrued expenses	(19,243)	2,233	(34,025)
Variation margin on futures contracts	176,072	—	313,715
Variation margin on centrally cleared swaps	8,785	(99,311)	—
Swap premiums received	4,161,429	134,293	(26,986)
Other liabilities	(240,760)	—	—

Net cash provided by (used for) operating activities	42,614,842	68,912,683	(12,469,148)

[1] Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	81

Statements of Cash Flows (concluded)

Year Ended August 31, 2017	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Cash Provided by (Used for) Financing Activities
Cash dividends paid to Common Shareholders	$(42,082,395)	$(112,778,603)	$(20,333,600)
Net payments on Common Shares redeemed	—		—
Net payments on redemption of Common Shares	—	(1,553,292)	—
Payments on the bank borrowings	—	(690,000,000)	—
Proceeds from bank borrowings	—	735,000,000	—
Decrease in bank overdraft	—	(2,604)	—
Net borrowing of reverse repurchase agreements	335,173	—	32,829,888

Net cash provided by (used for) financing activities	(41,747,222)	(69,334,499)	12,496,288

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(13,458)	$(469)	—

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency at value	854,162	(422,285)	27,140
Cash and foreign currency at value at beginning of year	482,475	631,458	—

Cash and foreign currency at value at end of year	$1,336,637	$209,173	$27,140

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$2,486,634	$8,966,032	$1,599,228

[1] Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

82	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock Core Bond Trust (BHK)

	Year Ended August 31,
	2017	2016	2015	2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$15.25	$14.29	$15.24	$14.05		$15.21

Net investment income[1]	0.76	0.79	0.86	0.87		0.89
Net realized and unrealized gain (loss)	(0.27)	1.01	(0.73)	1.23		(1.11)

Net increase (decrease) from investment operations	0.49	1.80	0.13	2.10		(0.22)

Distributions:[2]
From net investment income	(0.78)	(0.84)	(1.04)	(0.91)		(0.94)
In excess of net investment income[3]	—	—	(0.04)	—		—

Total distributions	(0.78)	(0.84)	(1.08)	(0.91)		(0.94)

Net asset value, end of year	$14.96	$15.25	$14.29	$15.24		$14.05

Market price, end of year	$14.10	$14.33	$12.63	$13.64		$12.50

Total Return[4]
Based on net asset value	3.88%	13.67%	1.62%	16.09%	[5]	(1.42)%

Based on market price	4.20%	20.85%	0.35%	16.78%		(13.43)%

Ratios to Average Net Assets
Total expenses	1.16%	0.97%	0.95% [6]	1.06%	[6]	1.03%

Total expenses after fees waived and paid indirectly	1.16%	0.97%	0.95% [6]	1.02%	[6]	0.98%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.78%	0.78%	0.82% [6]	0.91%	[6]	0.86%

Net investment income	5.19%	5.48%	5.83%	5.94%		5.92%

Supplemental Data
Net assets, end of year (000)	$806,848	$822,549	$770,822	$412,078		$379,913

Borrowings outstanding, end of year (000)	$289,078	$288,239	$303,651	$168,301		$172,537

Portfolio turnover rate[7]	32%	35%	55%	82%		100%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Taxable distribution.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Trust’s total return. Excluding these proceeds, the total return would have been 16.01%.

[6]

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.94%, 0.94% and 0.82% for the year ended August 31, 2015 and 1.00%, 0.96% and 0.85% for the year ended August 31, 2014, respectively.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended August 31,
	2017	2016	2015	2014	2013
Portfolio turnover (excluding MDRs)	32%	35%	51%	48%	63%

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	83

Consolidated Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (HYT)

	Year Ended August 31,
	2017		2016		2015	2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$11.79		$12.06		$13.47	$12.62		$12.32

Net investment income[1]	0.85		0.82		0.87	0.98		1.00
Net realized and unrealized gain (loss)	0.47		(0.10)		(1.31)	0.91		0.41

Net increase (decrease) from investment operations	1.32		0.72		(0.44)	1.89		1.41

Distributions from net investment income[2]	(0.89)		(0.99)		(0.97)	(1.04)		(1.11)

Net asset value, end of year	$12.22		$11.79		$12.06 [3]	$13.47		$12.62

Market price, end of year	$11.13		$10.88		$9.97	$12.07		$11.37

Total Return[4]
Based on net asset value	12.41%	[5]	7.76%		(2.40)% [3]	16.21%		11.90%

Based on market price	10.94%		20.29%		(9.96)%	15.58%		(4.16)%

Ratios to Average Net Assets
Total expenses	1.54%	[6]	1.39%	[6]	1.37%	1.35%	[7]	1.54%	[8]

Total expenses after fees waived and paid indirectly	1.54%	[6]	1.39%	[6]	1.37%	1.35%	[7]	1.54%	[8]

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.91%	[6]	0.93%	[6]	0.96%	0.98%	[7]	1.16%	[8,9]

Net investment income	7.04%	[6]	7.30%	[6]	6.88%	7.40%		7.83%

Supplemental Data
Net assets, end of year (000)	$1,545,622		$1,492,948		$1,527,307	$1,705,422		$446,847

Borrowings outstanding, end of year (000)	$649,000		$604,000		$631,000	$723,000		$191,000

Asset coverage, end of year $1,000 of bank borrowing	$3,382		$3,472		$3,419	$3,359		$3,340

Portfolio turnover rate	75%		66%		57%	64%		77%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain total return swaps were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on August 31, 2015.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[5]	Includes payment received from an affiliate, which had no impact on the Trust’s total return.

[6]	Excludes 0.04% and 0.11% of expenses incurred indirectly as a result of investments in underlying funds for the years ended August 31, 2017 and August 31, 2016.

[7]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

[8]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.50%, 1.50% and 1.12%, respectively.

[9]	For the year ended August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.15%.

See Notes to Financial Statements.

84	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock Income Trust, Inc. (BKT)

	Year Ended August 31,
	2017		2016	2015		2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$6.96		$7.08	$7.27		$7.32		$7.94

Net investment income[1]	0.25		0.28	0.32		0.35		0.32
Net realized and unrealized gain (loss)	(0.15)		(0.05)	(0.11)		0.03		(0.46)

Net increase (decrease) from investment operations	0.10		0.23	0.21		0.38		(0.14)

Distributions from net investment income[2]	(0.32)		(0.35)	(0.40)		(0.43)		(0.48)

Net asset value, end of year	$6.74		$6.96	$7.08		$7.27		$7.32

Market price, end of year	$6.31		$6.60	$6.30		$6.42		$6.40

Total Return[3]
Based on net asset value	1.82%		3.64%	3.56%		6.05%		(1.45)%

Based on market price	0.53%		10.44%	4.35%		7.12%		(10.34)%

Ratios to Average Net Assets
Total expenses	1.29%	[4]	1.08%	0.99%	[5]	1.02%	[5]	1.00%

Total expenses after fees waived and paid indirecly	1.28%	[4]	1.08%	0.99%	[5]	1.02%	[5]	1.00%

Total expenses after fees waived and paid indirecly and excluding interest expense	0.90%	[4]	0.89%	0.90%	[5]	0.96%	[5]	0.90%

Net investment income	3.63%	[4]	4.01%	4.48%		4.74%		4.18%

Supplemental Data
Net assets, end of year (000)	$430,830		$444,882	$452,616		$464,933		$467,948

Borrowings outstanding, end of year (000)	$185,769		$152,859	$173,695		$205,415		$148,344

Portfolio turnover rate[6]	346%		141%	191%		256%		358%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.99%, 0.99% and 0.89% for the year ended August 31, 2015 and 0.97%, 0.97% and 0.90% for the year ended August 31, 2014, respectively.

[6]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended August 31,
	2017	2016	2015	2014	2013
Portfolio turnover (excluding MDRs)	161%	63%	78%	125%	196%

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	85

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the ““Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred to As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Trust, Inc.	HYT	Maryland	Diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

The Boards of Directors and Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the net asset value (“NAV”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“the “Manager”) or its affiliates, are included in a complex of closed-end Trusts referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. collectively, (the “Taxable Subsidiaries”), which are wholly owned taxable subsidiaries of HYT which hold shares of private Canadian companies, Laricina Energy Ltd. and Osum Oil Sands Corp. Such shares are held in the Taxable Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which that gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiary may be taxable to such subsidiary in Luxembourg. A tax provision, if any, is included in expenses in the Consolidated Statement of Operations for HYT. The net assets of the Taxable Subsidiaries as of period end were $475,382, which is less than 0.1% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to HYT.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income (in the form of cash) and non-cash dividend income (in the form of additional securities) are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind interest income when the additional securities are received.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market

86	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts, including other trusts managed by the Manager, are prorated among those trusts on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming

ANNUAL REPORT	AUGUST 31, 2017	87

Notes to Financial Statements (continued)

orderly transactions of an institutional round lot size, but a trust may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

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For investments in equity or debt issued by privately-held companies or trusts (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of August 31, 2017, certain investments of HYT were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed

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securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of pay-

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ments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of trustees. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a trust to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities

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must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a trust may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a trust mitigate their counterparty risk, TBA commitments may be entered into by a trust under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a trust and the counterparty. Cash collateral that has been pledged to cover the obligations of a trust and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a trust, if any, is noted in the Schedule of Investments. Typically, a trust is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a trust is not fully collateralized, contractually or otherwise, a trust bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a trust is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a trust is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a trust borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a trust at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a trust and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A trust may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the year ended August 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rates were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BHK	$317,522,123	0.97%
BKT	$181,884,354	0.92%

Borrowed bond agreements and reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With borrowed bond agreements and reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with

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the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of a Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BHK
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged/ Received	Net Amount[2]
BNP Paribas Securities Corp.	$65,488,751	$(65,488,751)	—	—
Credit Suisse Securities (USA) LLC	8,312,410	(8,312,410)	—	—
Deutsche Bank AG	22,675,325	(22,675,325)	—	—
HSBC Securities (USA), Inc.	54,785,752	(54,785,752)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc	2,105,864	(2,105,864)	—	—
Nomura Securities International, Inc.	28,753,744	(28,677,615)	$(76,129)	—
RBC Capital Markets, LLC	106,956,192	(106,956,192)	—	—

Total	$289,078,038	$(289,001,909)	$(76,129)	—

[1]

Collateral with a value of $301,073,275 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to counterparty in the event of default.

BKT
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged/ Received	Net Amount[2]
BNP Paribas Securities Corp.	$12,135,715	$(12,135,715)	—	—
HSBC Securities (USA), Inc.	173,633,719	(173,633,719)	—	—

Total	$185,769,434	$(185,769,434)	—	—

[1]

Collateral with a value of $191,669,426 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to counterparty in the event of default.

As of period end, the following table is a summary of the Trust’s open borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT
Counterparty	Borrowed Bonds Agreements[1]	Borrowed Bonds at Value including Accrued Interest[2]	Exposure Due (to)/ from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
Credit Suisse Securities (USA) LLC	$856,249	$(935,609)	$(79,360)	—	—	—	—	—	$(79,360)

[1]	Included in investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $7,469 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a trust sells a security it does not hold in anticipation of a decline in the market price of that security. When a trust makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A trust is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A trust is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is

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an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a trust sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a trust will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing

94	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

ANNUAL REPORT	AUGUST 31, 2017	95

Notes to Financial Statements (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event each Trust’s net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust, entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BHK pays the Manager a monthly fee based on an annual rate of 0.50% of the average weekly value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities.

For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Trust’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

96	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiaries.

Distribution Fees: HYT has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of HYT’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, as of August 31, 2017, HYT is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus.

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the BKT’s average net assets.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Trusts with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

Expense Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2017, the amounts waived were as follows:

	BHK	HYT	BKT
Amounts waived	$14,010	$1,855	$7,874

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended August 31, 2017, HYT waived $64,907 in investment advisory fees pursuant to these arrangements.

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: During the year ended August 31, 2017, HYT received reimbursements of $29,894 from an affiliate, which is shown as payment by affiliate in the Consolidated Statement of Operations, relating to an operating error.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
HYT	$116,513,292	$459,293	$24,624

7. Purchases and Sales:

For the year ended August 31, 2017, purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities, were as follows:

Purchases
	BHK	HYT	BKT
Non-U.S. Government Securities	$357,685,055	$1,599,001,618	$1,843,292,957
U.S. Government Securities	—	—	—

Total Purchases	$357,685,055	$1,599,001,618	$1,843,292,957

Sales
	BHK	HYT	BKT
Non-U.S. Government Securities	$316,415,361	$1,581,237,577	$1,854,576,394
U.S. Government Securities	24,719,514	—	—

Total Sales	$341,134,875	$1,581,237,577	$1,854,576,394

ANNUAL REPORT	AUGUST 31, 2017	97

Notes to Financial Statements (continued)

For the year ended August 31, 2017, purchases and sales related to mortgage dollar rolls for BKT were $986,905,771 and $985,662,042, respectively.

8. Income Tax Information:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required. except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2017. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end the following permanent differences attributable to the accounting for swap agreements, the classification of settlement proceeds, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, the expiration of capital loss carryforwards, net paydowns gains, income recognized from investments in partnerships, characterization income/losses from a wholly owned subsidiary and dividends recognized for tax purposes were reclassified to the following accounts:

	BHK	HYT	BKT
Paid-in capital	$(5,617,079)	$(95,246,388)	$—
Undistributed net investment income	$3,212,619	$(3,145,648)	$2,053,962
Accumulated net realized loss	$2,404,460	$98,392,036	$(2,053,962)

The tax character of distributions paid was as follows:

		BHK	HYT	BKT
Ordinary income	8/31/2017	$42,069,403	$112,731,371	$20,333,729
	8/31/2016	$45,548,216	$125,343,672	$22,060,177

Total	8/31/2017	$42,069,403	$112,731,371	$20,333,729

	8/31/2016	$45,548,216	$125,343,672	$22,060,177

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BHK	HYT	BKT
Undistributed ordinary income	$3,724,960	$6,293,781	$1,885,061
Capital loss carryforwards	(6,194,640)	(131,097,395)	(41,910,926)
Net unrealized gains (losses)[1]	53,773,466	(11,545,807)	(7,406,512)

Total	$51,303,786	$(136,349,421)	$(47,432,377)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, deferral of compensation to trustees, the classification of investments, the investment in a wholly owned subsidiary and dividends recognized for tax purposes.

As of August 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	BHK	HYT	BKT
No expiration date[2]	$6,194,640	$75,431,788	$41,910,926
2018	—	55,665,607	—

Total	$6,194,640	$131,097,395	$41,910,926

[2]	Must be utilized prior to losses subject to expiration.

During the year ended August 31 2017, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BHK	HYT	BKT
$5,178,996	$38,771,021	$1,841,006

As of August 31, 2017, gross unrealized appreciation and gross unrealized depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

	BHK	HYT	BKT
Tax cost	$1,040,350,168	$2,174,714,338	$653,014,164

Gross unrealized appreciation	$71,086,033	$85,742,269	$23,437,690
Gross unrealized depreciation	(15,374,746)	(88,009,844)	(30,637,603)

Net unrealized appreciation (depreciation)	$55,711,287	$(2,267,575)	$(7,199,913)

98	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

9. Bank Borrowings:

HYT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT. As of period end, HYT has not received any notice to terminate. HYT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for a maximum commitment of $732,000,000 for HYT.

Advances will be made by SSB to HYT, at HYT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, HYT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to HYT as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2017, the average amount of bank borrowings and the daily weighted average interest rates for HYT for loans under the revolving credit agreements were $579,520,548 and 1.64%, respectively.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions

ANNUAL REPORT	AUGUST 31, 2017	99

Notes to Financial Statements (continued)

only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

BHK is authorized to issue an unlimited number of shares par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares: HYT had previously filed a final prospectus with the SEC allowing it to issue an additional 10,425,000 Common Shares through an equity shelf program (a “Shelf Offering”). HYT did not issue any Common Shares through its Shelf Offering. HYT is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus for the sale of Common Shares.

Initial costs incurred by HYT in connection with its shelf offering are recorded as “Deferred offering costs” on the Consolidated Statement of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

The Board previously approved each Trust’s participation in an open market share repurchase program. The Trusts are eligible to purchase, at prevailing market prices, up to 5% of their common shares outstanding as of the close of business on October 28, 2016, subject to certain conditions. Repurchases may be made through November 30, 2017. On September 6, 2017, the Board approved a renewal of this program. Commencing December 1, 2017, each Trust may purchase through November 30, 2018, up to 5% of its shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended August 31, 2017, BHK and BKT did not repurchase any shares. For the year ended August 31, 2017, HYT repurchased 140,680 shares at a cost of $1,553,292, including transaction costs. The total amount of the repurchase offer is reflected in HYT’s Consolidated Statements of Changes in Net Assets.

100	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (concluded)

For the year ended August 31, 2017, shares issued and outstanding remained constant for BHK and BKT. For the year ended August 31, 2016, shares issued and outstanding remained constant for BHK, HYT and BKT.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to HYT, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that HYT and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that HYT and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. HYT cannot predict the outcome of the lawsuit, or the effect, if any, on HYT’s NAV. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by HYT but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $3,528,671.

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid[1]	Declared[2]
BHK	$0.0650	$0.0650
HYT	$0.0700	$0.0700
BKT	$0.0265	$0.0265

[1]	Net investment income dividend paid on September 29, 2017 to Common Shareholders of record on September 15, 2017.

[2]	Net investment income dividend declared on October 2, 2017, payable to Common Shareholders of record on October 16, 2017.

ANNUAL REPORT	AUGUST 31, 2017	101

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc., BlackRock Income Trust, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Trust and BlackRock Income Trust, Inc. as of August 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock Corporate High Yield Fund, Inc., (collectively with the BlackRock Core Bond Trust and BlackRock Income Trust, Inc., the “Trusts”) as of August 31, 2017, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Core Bond Trust, BlackRock Income Trust, Inc., and BlackRock Corporate High Yield Fund, Inc., as of August 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 24, 2017

Important Tax Information (Unaudited)

During the fiscal year ended August 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Trusts:

	Payable Dates	BHK	HYT	BKT
Interest-Related Dividends for Non-U.S. Residents[1]	September 2016 — January 2017	61.74%	79.77%	100.00%
	February 2017 — August 2017	58.10%	69.55%	100.00%
Qualified Dividend Income For individuals[2]	September 2016	9.86%	3.64%	—
	October 2016	9.65%	3.50%	—
	November 2016 — January 2017	9.65%	3.44%	—
	February 2017 — August 2017	14.41%	4.09%	—
Dividends Qualifying for Dividends Received deduction for corporations[2]	September 2016 — August 2017	10.28%	3.02%	—
Federal Obligation Interest[3]	September 2016 — August 2017	6.66%	—	0.81%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]	The Trusts hereby designates the percentage indicated above or the maximum amount allowable by law.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

102	ANNUAL REPORT	AUGUST 31, 2017

Disclosure of Investment Advisory Agreements

The Board of Trustees or the Board of Directors, as applicable (the “Board,” the members of which are referred to as “Board Members”), of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund, Inc. (“HYT”) and BlackRock Income Trust, Inc. (“BKT” and together with BHK and HYT, each a “Trust,” and, collectively, the “Trusts”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge,1 as well as the performance of BHK and BKT as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	AUGUST 31, 2017	103

Disclosure of Investment Advisory Agreements (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and the performance of BHK and BKT as compared with its custom benchmark. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

104	ANNUAL REPORT	AUGUST 31, 2017

Disclosure of Investment Advisory Agreements (continued)

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BHK noted that for the one-, three- and five-year periods reported, BHK underperformed, exceeded and exceeded, respectively, its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BHK. The Board and BlackRock reviewed BHK’s underperformance during the one-year period. The Board was informed that, among other things, an underweight position in investment grade credit and poor security selection within the industrials subsector were the primary detractors from performance over the one-year period.

The Board of HYT noted that for the one-, three- and five-year periods reported, HYT ranked in the third, second and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed HYT’s underperformance during the one-year period.

The Board of BKT noted that for each of the one-, three- and five-year periods reported, BKT underperformed its Broadridge Performance Universe. BlackRock believes that comparing the performance of BKT to its Broadridge Performance Universe should not be the sole judgment for the performance of BKT because BKT is the only exchange traded closed end mortgage fund in BKT’s Broadridge Performance Universe that invests at least 80% of its assets in high quality securities that are either issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or are rated at the time of investment either AAA by Standard & Poor’s Corporate Ratings Group or Aaa by Moody’s Investors Service, Inc. Given this limitation of the Broadridge Performance Universe, the Board has historically considered alternative measures of performance when evaluating BKT’s performance, including a “high quality” custom peer group and also an internal custom benchmark. The custom “high quality” peer group consists of closed-end funds that invest an average of 75% or greater of their portfolios in AAA-rated bonds, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities and cash or cash equivalents. The Board noted that for each of the one-, three- and five-year periods reported, BKT underperformed its customized benchmark. BKT has performed well over most periods as compared to the custom peer group, and also on a risk adjusted basis as measured by the Sharpe Ratio.

In further discussions with the Board, BlackRock noted that as of March 31, 2017, BKT’s performance has improved for the one- and five-year periods relative to the customized benchmark.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its

ANNUAL REPORT	AUGUST 31, 2017	105

Disclosure of Investment Advisory Agreements (concluded)

Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BHK noted that BHK’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of each of BKT and HYT noted that its Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of auction rate preferred shares (“AMPS”) for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

106	ANNUAL REPORT	AUGUST 31, 2017

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

ANNUAL REPORT	AUGUST 31, 2017	107

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

108	ANNUAL REPORT	AUGUST 31, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2] Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4] For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

5   Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

ANNUAL REPORT	AUGUST 31, 2017	109

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Distributor BlackRock Investments, LLC[1] New York, NY, 10022	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

[1]	For HYT.

110	ANNUAL REPORT	AUGUST 31, 2017

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017 to vote on the following proposals:

1. To elect trustee nominees for each Trust.

Approved the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester		John M. Perlowski
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BHK	46,833,332	1,908,438	45,907,355	2,834,415	45,927,363	2,814,407	46,909,082	1,832,688
BKT	47,893,576	11,671,042	47,739,553	11,825,065	47,768,404	11,796,214	47,778,974	11,785,644

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick and Karen P. Robards.

Approved the Class I Trustees as follows:

	Michael J. Castellano		Cynthia L. Egan		Catherine A. Lynch
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
HYT	107,841,435	1,970,664	108,012,414	1,799,685	107,956,281	1,855,818

HYT Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, W. Carl Kester, Frank J. Fabozzi, Jerrold B. Harris, R. Glenn Hubbard, Barbara G. Novick, John M. Perlowski and Karen P. Robards.

2. For BKT, to consider a shareholder proposal to terminate the investment management agreement by and between BKT and BlackRock Advisors, LLC.

Shareholders voted against the proposal to terminate the investment management agreement:

	Votes Against	Votes For	Abstain
BKT	20,386,593	18,729,655	1,556,859

The shareholder proposal to terminate BKT’s investment management agreement did not receive the required affirmative vote of the lesser of (a) 67% or more of the shares present in person or by proxy at the meeting or (b) more than 50% of the outstanding voting shares.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	AUGUST 31, 2017	111

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after the completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trusts from time to time may purchase shares of its Common Shares in the open market or in private transactions.

Except as described below, during the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as reported on page 110, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

On October 28, 2016, HYT announced that it had divided its Board of Trustees into three classes with one class standing for election each year, and had adopted a voting standard of a majority of the outstanding shares for the election of trustees in a contested election.

On October, 28, 2016, BHK announced that it had adopted a voting standard of a majority of the outstanding shares for the election of trustees in a contested election.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the Trusts’ electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

112	ANNUAL REPORT	AUGUST 31, 2017

Additional Information (concluded)

Section 19(a) Notices

BHK’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

February 28, 2017
	Total Fiscal Year to Date Cumulative Distributions by Character					% of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BHK	$0.7708214	—	—	$0.0091786	$0.7800000	99%	0%	0%	1%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income". When distributions exceed total return performance, the difference will incrementally reduce the Trust's net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2017	113

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFBHK-8/17-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Corporate High Yield Fund, Inc.	$92,119	$97,117	$0	$4,000	$45,042	$45,042	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

            The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

            Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Corporate High Yield Fund, Inc.	$45,042	$49,042

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of

1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock, and Derek Schoenhofen, Director at BlackRock. Messrs. Keenan, Garfin and Schoenhofen are the Fund’s co-portfolio managers. Mr. Keenan is responsible for setting the registrant’s overall investment strategy and overseeing the registrant’s investment process and performance. Messrs. Garfin and Schoenhofen are responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Mr. Keenan has been a member of the Fund’s portfolio management team since 2006. Messrs. Garfin and Schoenhofen have been members of the Fund’s portfolio management team since 2009.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Derek Schoenhofen	Director of BlackRock since 2006; Vice President of BlackRock from 2000 to 2005.

(a)(2) As of August 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	13	24	20	0	0	4
	$26.85 Billion	$14.14 Billion	$8.86 Billion	$0	$0	$907.3 Million
Mitchell Garfin	13	12	23	0	0	4
	$23.11 Billion	$8.33 Billion	$10.66 Billion	$0	$0	$907.3 Million
Derek Schoenhofen	5	6	3	0	0	0
	$20.56 Billion	$4.90 Billion	$698.1 Million	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Garfin, Keenan and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Garfin, Keenan and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	$500,001 - $1,000,000
Mitchell Garfin	$10,001-$50,000
Derek Schoenhofen	$50,001 - $100,000

(b) Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
March 1-31, 2017	N/A	N/A	N/A	6,189,303
April 1-31, 2017	N/A	N/A	N/A	6,189,303
May 1-31, 2017	N/A	N/A	N/A	6,189,303
June 1-30, 2017	N/A	N/A	N/A	6,189,303
July 1-31, 2017	N/A	N/A	N/A	6,189,303
August 1-31, 2017	N/A	N/A	N/A	6,189,303
Total:	N/A	N/A	N/A	6,189,303

1The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund may repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (6,189,303 common shares), in open market transactions. On September 6, 2017, the Fund announced a continuation of the open market share repurchase program. Commencing on December 1, 2017, the Fund may repurchase up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended August 31, 2017. The Fund did not engage in any securities lending activity during the fiscal year ended August 31, 2017.

BlackRock Corporate High Yield Fund, Inc.
(1)	Gross income from securities lending activities			$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities			$0
(4)	Net income from securities lending activities			$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: November 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: November 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: November 3, 2017